                                                                     Exhibit 4.5


                                                                  EXECUTION COPY










                              ARG FUNDING CORP. II,

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee




                            SERIES 2002-2 SUPPLEMENT

                           dated as of August 30, 2002

                                       to

                       AMENDED AND RESTATED BASE INDENTURE

                           dated as of August 30, 2002







 $432,900,000 Series 2002-2 Rental Car Asset Backed Notes, Class A $60,000,000 Series 2002-2 Rental Car Asset Backed Notes, Class B $60,000,000 Series 2002-2 Rental Car Asset Backed Notes, Class C $47,100,000 Series 2002-2 Rental Car Asset Backed Notes, Class D

                                TABLE OF CONTENTS


                                                                                                      PAGE
PRELIMINARY STATEMENT...................................................................................1

DESIGNATION.............................................................................................1

ARTICLE I             DEFINITIONS.......................................................................2

ARTICLE II            ARTICLE II.......................................................................56

         Section 2.1         Grant of Security Interest................................................56

ARTICLE III           SERIES 2002-2 ALLOCATIONS........................................................58

         Section 3.1         Establishment and Administration of Series 2002-2 Collection Account,
                             Series 2002-2 Accrued Interest Account and Series 2002-2 Excess
                             Collection Account........................................................58

         Section 3.2         Allocations with Respect to the Series 2002-2 Notes.......................62

         Section 3.3         Distribution Dates........................................................64

         Section 3.4         Payment of Note Interest..................................................69

         Section 3.5         Payment of Note Principal.................................................70

         Section 3.6         Servicer's Failure to Instruct the Trustee to Make a Deposit or Payment...78

         Section 3.7         Series 2002-2 Reserve Account.............................................78

         Section 3.8         Series 2002-2 Letters of Credit and Series 2002-2 Cash Collateral
                             Account...................................................................80

         Section 3.9         Series 2002-2 Distribution Account........................................85

         Section 3.10        Series 2002-2 Demand Note and Series 2002-2 Interest Rate Cap Constitute
                             Additional Collateral for Series 2002-2 Notes.............................87

         Section 3.11        Series 2002-2 Interest Rate Cap...........................................87

         Section 3.12        Subordination of Class B Notes............................................89

         Section 3.13        Subordination of Class C Notes............................................89

         Section 3.14        Subordination of Class D Notes............................................89

ARTICLE IV            AMORTIZATION EVENTS..............................................................90

ARTICLE V             RIGHT TO WAIVE PURCHASE RESTRICTIONS.............................................94

ARTICLE VI            FORM OF SERIES 2002-2 NOTES......................................................96

         Section 6.1         Restricted Global Series 2002-2 Notes.....................................96

         Section 6.2         Temporary Global Series 2002-2 Notes; Permanent
                             Global Series 2002-2 Notes................................................96

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                      PAGE
ARTICLE VII           TERMINATION OF SERIES SUPPLEMENT.................................................97

         Section 7.1         Termination of Series Supplement..........................................97

         Section 7.2         Application of Trust Money................................................98

ARTICLE VIII          ALLOCATION AND APPLICATION OF GROUP IV COLLECTIONS...............................99

         Section 8.1         Group IV Collection Account...............................................99

         Section 8.2         Group IV Collections and Allocations.....................................100

ARTICLE IX            GENERAL.........................................................................102

         Section 9.1         Optional Repurchase......................................................102

         Section 9.2         Issuances of Additional Series 2002-2 Notes..............................104

         Section 9.3         Information..............................................................104

         Section 9.4         Series 2002-2 Demand Note................................................107

         Section 9.5         Exhibits.................................................................107

         Section 9.6         Ratification of Base Indenture...........................................108

         Section 9.7         Notice to Rating Agencies................................................108

         Section 9.8         Counterparts.............................................................108

         Section 9.9         Governing Law............................................................108

         Section 9.10        Amendments...............................................................108

         Section 9.11        Trustee's Duties to Cooperate in the Preparation and Filing of
                             Financing or Continuation Statements.....................................109

         Section 9.12        Remedies.................................................................109

ARTICLE X             COVENANTS.......................................................................109

         Section 10.1        Additional Leasing Companies.............................................109

         Section 10.2        Approvals relating to Group IV Financing Leases..........................114

ARTICLE XI            RIGHT TO WAIVE EMERGENCE EVENT..................................................114

                  [CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY AN * AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                  SERIES 2002-2 SUPPLEMENT, dated as of August 30, 2002 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this "SERIES SUPPLEMENT") between ARG Funding Corp. II, a special purpose corporation established under the laws of Delaware ("ARG II"), and The Bank of New York, a New York banking corporation, as trustee (together with its successors in trust under the Amended and Restated Base Indenture referred to below, the "TRUSTEE"), to the Amended and Restated Base Indenture, dated as of August 30, 2002, between ARG II and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT

                  WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that ARG II and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

                  There is hereby created a Group IV Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Group IV Series of Notes shall be designated generally as "Rental Car Asset Backed Notes, Series 2002-2". The Series 2002-2 Notes shall be issued in four classes:
(i) Series 2002-2 Rental Car Asset Backed Notes, Class A, which shall be designated generally as the "Class A Notes", (ii) Series 2002-2 Rental Car Asset Backed Notes, Class B, which shall be designated generally as the "Class B Notes", (iii) Series 2002-2 Rental Car Asset Backed Notes, Class C, which shall be designated generally as the "Class C Notes" and (iv) Series 2002-2 Rental Car Asset Backed Notes Class D, which shall be designated generally as the "Class D Notes" (and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "SERIES 2002-2 NOTES").

                  The Series 2002-2 Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

                  The Class B Notes are subordinated in right of payment to the Class A Notes, to the extent set forth herein. The Class C Notes are subordinated in right of payment to the Class A Notes and the Class B Notes, to the extent set forth herein. The Class D Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and the Class C Notes, to the extent set forth herein.

                  The proceeds from the sale of the Series 2002-2 Notes shall be deposited in the Group IV Collection Account and used to fund increases in the principal amounts of the Group IV Leasing Company Notes and/or to reduce the principal amount of other Series of Notes.

                  The Series 2002-2 Notes are a Segregated Series of Notes (as more fully described in the Base Indenture) sharing in the Group IV Collateral and excluding any other Group-Specific Collateral that is not Group IV Collateral under the Base Indenture. Accordingly, all references in this Series Supplement to "all" Series of Notes (and all references in this Series Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes sharing in the Group IV Collateral and shall exclude each other Series of Notes (whether a Segregated Series secured by collateral other than the Group IV Collateral or a non-Segregated Series of Notes).

                                   ARTICLE I

                                   DEFINITIONS

                  (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as SCHEDULE 1 thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture (exclusive of any Series Supplements). All Article, Section or subsection references herein shall refer to Articles, Sections or subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2002-2 Notes and not to any other Series of Notes issued by ARG II. For the avoidance of doubt, terms contained herein which relate to the Group IV Vehicles shall apply solely to the Group IV Vehicles and not to the Group III Vehicles.

                  (b) For purposes of the Series 2002-2 Notes, any reference in the Base Indenture to (i) the term "Certificated Securities Collateral" shall be deemed to be a reference to the Group IV Certificated Securities Collateral and
(ii) the term "General Intangibles Collateral" shall be deemed to be a reference to the Group IV General Intangibles Collateral. For the purposes of any Series Supplement relating to a Series of Notes issued under the Base Indenture that are not Group IV Notes, the terms contained therein shall not refer to the corresponding Group IV terms.

                  (c) The following words and phrases shall have the following meanings with respect to the Series 2002-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  "ADDITIONAL CLASS A NOTES" means, with respect to the Class A Notes, any additional Class A Notes issued or proposed to be issued within such Class after the Series 2002-2 Closing Date.

                  "ADDITIONAL CLASS B NOTES" means, with respect to the Class B Notes, any additional Class B Notes issued or proposed to be issued within such Class after the Series 2002-2 Closing Date.

                  "ADDITIONAL CLASS C NOTES" means, with respect to the Class C Notes, any additional Class C Notes issued or proposed to be issued within such Class after the Series 2002-2 Closing Date.

                  "ADDITIONAL CLASS D NOTES" means, with respect to the Class D Notes, any additional Class D Notes issued or proposed to be issued within such Class after the Series 2002-2 Closing Date.

                  "ADDITIONAL LEASING COMPANY" means a special purpose wholly-owned Subsidiary of ANC which is engaged in the business of acquiring, financing, refinancing and leasing Group IV Vehicles pursuant to an Additional Leasing Company Group IV Lease and which has issued an Additional Leasing Company Group IV Note to ARG II pursuant to an Additional Leasing Company Group IV Indenture, as supplemented by an Additional Leasing Company Group IV Supplement, that has been included in the Group IV Collateral in accordance with the requirements of SECTION 10.1 of this Series Supplement.

                  "ADDITIONAL LEASING COMPANY GROUP IV INDENTURE" means a Base Indenture between an Additional Leasing Company and the Additional Leasing Company Group IV Trustee party thereto pursuant to which such Additional Leasing Company has issued an Additional Leasing Company Group IV Note, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not an Additional Leasing Company Group IV Note).

                  "ADDITIONAL LEASING COMPANY GROUP IV LEASE" means a Master Motor Vehicle Lease and Servicing Agreement (inclusive of any annexes thereto) among an Additional Leasing Company, one or more Additional Leasing Company Lessees and ANC, as servicer and guarantor, that is security for the obligations of such Additional Leasing Company under an Additional Leasing Company Group IV Note, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "ADDITIONAL LEASING COMPANY GROUP IV LESSEE" means a wholly-owned direct or indirect Subsidiary of ANC which regularly operates a United States domestic daily car rental business and which has entered into an Additional Leasing Company Group IV Lease with an Additional Leasing Company.

                  "ADDITIONAL LEASING COMPANY GROUP IV NOTE" means a Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to an Additional Leasing Company Group IV Indenture, as supplemented by an Additional Leasing Company Group IV Supplement, which has been pledged by ARG II to the Trustee for the benefit of the Group IV Secured Parties in accordance with the Granting Clause of this Series Supplement and each other Group IV Series Supplement, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "ADDITIONAL LEASING COMPANY GROUP IV RECEIVABLES TRUST AGREEMENT" means a trust agreement between an Additional Leasing Company, as grantor, and the trustee party thereto, that is security for the obligations of such Additional Leasing Company under an Additional Leasing Company Group IV Note, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "ADDITIONAL LEASING COMPANY GROUP IV RELATED DOCUMENTS" means, with respect to any Additional Leasing Company, the Additional Leasing Company Group IV Note issued by such Additional Leasing Company, the Additional Leasing Company Group IV Indenture, as supplemented by the Additional Leasing Company Group IV Supplement, pursuant to which such Additional Leasing Company Group IV Note was issued and the Additional Leasing Company Group IV Receivables Trust Agreement.

                  "ADDITIONAL LEASING COMPANY GROUP IV SUPPLEMENT" means a Series Supplement to an Additional Leasing Company Group IV Indenture pursuant to which an Additional Leasing Company has issued an Additional Leasing Company Group IV Note, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "ADDITIONAL LEASING COMPANY GROUP IV TRUSTEE" means the party named as the trustee in an Additional Leasing Company Group IV Indenture until a successor replaces it in accordance with the applicable provisions of such Additional Leasing Company Group IV Indenture and thereafter means the successor serving thereunder.

                  "ADDITIONAL GROUP IV LESSEE CLOSING DATE" means the initial Group IV Vehicle Funding Date with respect to Group IV Vehicles (including Group IV Refinanced Vehicles) leased by an Additional Group IV Lessee.

                  "ADDITIONAL GROUP IV LESSEES" means those Subsidiaries of ANC from time to time becoming lessees under a Group IV Lease in accordance with the requirements of such Group IV Lease.

                  "ADDITIONAL SERIES 2002-2 NOTES" means, collectively the Additional Class A Notes, the Additional Class B Notes, the Additional Class C Notes and the Additional Class D Notes.

                  "ANC" means ANC Rental Corporation, a Delaware corporation.

                  "ANC HISTORICAL DEPRECIATION RATE" means, as of any date of determination, the weighted average Group IV Depreciation Charge accruing with respect to Group IV Non-Program Vehicles during the six calendar months preceding such date.

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Delaware.

                  "CERTIFICATE OF LEASE DEFICIT DEMAND" means a certificate in the form of ANNEX A to a Series 2002-2 Letter of Credit.

                  "CERTIFICATE OF TERMINATION DATE DEMAND" means a certificate in the form of ANNEX D to a Series 2002-2 Letter of Credit.

                  "CERTIFICATE OF TERMINATION DEMAND" means a certificate in the form of ANNEX C to a Series 2002-2 Letter of Credit.

                  "CERTIFICATE OF UNPAID DEMAND NOTE DEMAND" means a certificate in the form of ANNEX B to a Series 2002-2 Letter of Credit.

                  "CLASS A CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, for any Group IV Related Month during the Class A Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A Notes for the previous Group IV Related Month was less than the Class A Controlled Distribution Amount for the previous Group IV Related Month; PROVIDED, HOWEVER, that for the first Group IV Related Month in the Class A Controlled Amortization Period, the Class A Carryover Controlled Amortization Amount shall be zero.

                  "CLASS A CONTROLLED AMORTIZATION AMOUNT" means with respect to any Group IV Related Month during the Class A Controlled Amortization Period, $144,300,000.

                  "CLASS A CONTROLLED AMORTIZATION PERIOD" means the period commencing at the opening of business on July 31, 2004 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the date on which the Class A Notes, together with all accrued interest thereon, are fully paid, (ii) the termination of this Series Supplement in accordance with its terms and (iii) the commencement of the Series 2002-2 Rapid Amortization Period.

                  "CLASS A CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Group IV Related Month during the Class A Controlled Amortization Period, an amount equal to the sum of the Class A Controlled Amortization Amount and any Class A Carryover Controlled Amortization Amount for such Group IV Related Month.

                  "CLASS A DEFICIENCY AMOUNT" at any time prior to the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(E) of this Series Supplement, and at any time during the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(F) of this Series Supplement.

                  "CLASS A EXPECTED FINAL DISTRIBUTION DATE" means the November 2004 Distribution Date.

                  "CLASS A FINAL DISTRIBUTION DATE" means the February 2006 Distribution Date.

                  "CLASS A INITIAL INVESTED AMOUNT" means, $432,900,000.

                  "CLASS A INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class A Initial Invested Amount PLUS the initial principal amount of any Additional Class A Notes issued hereunder on or prior to such date MINUS the amount of any principal payments made to Class A Noteholders on or prior to such date.

                  "CLASS A MONTHLY INTEREST" means, with respect to any Series 2002-2 Interest Period, the product of (i) the Class A Note Rate for such Series 2002-2 Interest Period, (ii) the Class A Invested Amount on the first day of such Series 2002-2 Interest Period or, in the case of the initial Series 2002-2 Interest Period, the Class A Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period, and the denominator of which is 360.

                  "CLASS A NOTEHOLDER" means the person in whose name a Class A
Note is registered in the Note Register.

                  "CLASS A NOTE RATE" means with respect to each Series 2002-2 Interest Period, a rate per annum equal to LIBOR for such Series 2002-2 Interest Period plus 1.25% per annum.

                  "CLASS A NOTES" means any one of the Series 2002-2 Floating Rate Rental Car Asset Backed Notes, Class A, executed by ARG II and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT A-L, EXHIBIT A-2 or EXHIBIT A-3. Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

                  "CLASS A PREPAYMENT PREMIUM" has the meaning specified in
SECTION 9.1(A) of this Series Supplement.

                  "CLASS B CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, for any Group IV Related Month during the Class B Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class B Notes for the previous Group IV Related Month was less than the Class B Controlled Distribution Amount for the previous Group IV Related Month; PROVIDED,

HOWEVER, that for the first Group IV Related Month in the Class B Controlled Amortization Period, the Class B Carryover Controlled Amortization Amount shall be zero.

                  "CLASS B CONTROLLED AMORTIZATION AMOUNT" means with respect to any Group IV Related Month during the Class B Controlled Amortization Period, $60,000,000.

                  "CLASS B CONTROLLED AMORTIZATION PERIOD" means the period commencing at the opening of business on November 30, 2004 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the date on which the Class B Notes, together with all accrued interest thereon, are fully paid, (ii) the termination of this Series Supplement in accordance with its terms and (iii) the commencement of the Series 2002-2 Rapid Amortization Period.

                  "CLASS B CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Group IV Related Month during the Class B Controlled Amortization Period, an amount equal to the sum of the Class B Controlled Amortization Amount and any Class B Carryover Controlled Amortization Amount for such Group IV Related Month.

                  "CLASS B DEFICIENCY AMOUNT" at any time prior to the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(E) of this Series Supplement, and at any time during the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(F) of this Series Supplement.

                  "CLASS B EXPECTED FINAL DISTRIBUTION DATE" means the December 2004 Distribution Date.

                  "CLASS B FINAL DISTRIBUTION DATE" means the February 2006 Distribution Date.

                  "CLASS B INITIAL INVESTED AMOUNT" means, $60,000,000.

                  "CLASS B INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class B Initial Invested Amount PLUS the initial principal amount of any Additional Class B Notes issued hereunder on or prior to such date MINUS the amount of any principal payments made to Class B Noteholders on or prior to such date.

                  "CLASS B MONTHLY INTEREST" means, with respect to any Series 2002-2 Interest Period, the product of (i) the Class B Note Rate for such Series 2002-2 Interest Period, (ii) the Class B Invested Amount on the first day of such Series 2002-2 Interest Period or, in the case of the initial Series 2002-2 Interest Period, the Class B Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period, and the denominator of which is 360.

                  "CLASS B NOTEHOLDER" means the person in whose name a Class B
Note is registered in the Note Register.

                  "CLASS B NOTE RATE" means with respect to each Series 2002-2 Interest Period, a rate per annum equal to LIBOR for such Series 2002-2 Interest Period plus 1.90% per annum.

                  "CLASS B NOTES" means any one of the Series 2002-2 Floating Rate Rental Car Asset Backed Notes, Class B, executed by ARG II and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT B-1, EXHIBIT B-2 or EXHIBIT B-3. Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

                  "CLASS B PREPAYMENT PREMIUM" has the meaning specified in
SECTION 9.1(B) of this Series Supplement.

                  "CLASS C CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, for any Group IV Related Month during the Class C Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class C Notes for the previous Group IV Related Month was less than the Class C Controlled Distribution Amount for the previous Group IV Related Month; PROVIDED, HOWEVER, that for the first Group IV Related Month in the Class C Controlled Amortization Period, the Class C Carryover Controlled Amortization Amount shall be zero.

                  "CLASS C CONTROLLED AMORTIZATION AMOUNT" means with respect to any Group IV Related Month during the Class C Controlled Amortization Period, $60,000,000.

                  "CLASS C CONTROLLED AMORTIZATION PERIOD" means the period commencing at the opening of business on December 31, 2004 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the date on which the Class C Notes, together with all accrued interest thereon, are fully paid, (ii) the termination of this Series Supplement in accordance with its terms and (iii) the commencement of the Series 2002-2 Rapid Amortization Period.

                  "CLASS C CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Group IV Related Month during the Class C Controlled Amortization Period, an amount equal to the sum of the Class C Controlled Amortization Amount and any Class C Carryover Controlled Amortization Amount for such Group IV Related Month.

                  "CLASS C DEFICIENCY AMOUNT" at any time prior to the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(E) of this Series Supplement, and at any time during the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(F) of this Series Supplement.

                  "CLASS C EXPECTED FINAL DISTRIBUTION DATE" means the January 2005 Distribution Date.

                  "CLASS C FINAL DISTRIBUTION DATE" means the February 2006 Distribution Date.

                  "CLASS C INITIAL INVESTED AMOUNT" means, $60,000,000.

                  "CLASS C INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class C Initial Invested Amount PLUS the initial principal amount of any Additional Class C Notes issued hereunder on or prior to such date MINUS the amount of any principal payments made to Class C Noteholders on or prior to such date.

                  "CLASS C MONTHLY INTEREST" means, with respect to any Series 2002-2 Interest Period, the product of (i) the Class C Note Rate for such Series 2002-2 Interest Period, (ii) the Class C Invested Amount on the first day of such Series 2002-2 Interest Period or, in the case of the initial Series 2002-2 Interest Period, the Class C Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period, and the denominator of which is 360.

                  "CLASS C NOTEHOLDER" means the person in whose name a Class C
Note is registered in the Note Register.

                  "CLASS C NOTE RATE" means with respect to each Series 2002-2 Interest Period, a rate per annum equal to LIBOR for such Series 2002-2 Interest Period plus 2.75% per annum.

                  "CLASS C NOTES" means any one of the Series 2002-2 Floating Rate Rental Car Asset Backed Notes, Class C, executed by ARG II and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT C-1, EXHIBIT C-2 or EXHIBIT C-3. Definitive Class C Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

                  "CLASS C PREPAYMENT PREMIUM" has the meaning specified in
SECTION 9.1(C) of this Series Supplement.

                  "CLASS D CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, for any Group IV Related Month during the Class D Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class D Notes for the previous Group IV Related Month was less than the Class D Controlled Distribution Amount for the previous Group IV Related Month; PROVIDED, HOWEVER, that for the first Group IV Related Month in the Class D Controlled Amortization Period, the Class D Carryover Controlled Amortization Amount shall be zero.

                  "CLASS D CONTROLLED AMORTIZATION AMOUNT" means with respect to any Group IV Related Month during the Class D Controlled Amortization Period, $47,100,000.

                  "CLASS D CONTROLLED AMORTIZATION PERIOD" means the period commencing at the opening of business on January 31, 2005 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the date on which the Class D Notes, together with all accrued interest thereon, are fully paid, (ii) the termination of this Series Supplement in accordance with its terms and (iii) the commencement of the Series 2002-2 Rapid Amortization Period.

                  "CLASS D CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Group IV Related Month during the Class D Controlled Amortization Period, an amount equal to the sum of the Class D Controlled Amortization Amount and any Class D Carryover Controlled Amortization Amount for such Group IV Related Month.

                  "CLASS D DEFICIENCY AMOUNT" at any time prior to the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(E) of this Series Supplement, and at any time during the Series 2002-2 Rapid Amortization Period, has the meaning specified in SECTION 3.3(F) of this Series Supplement.

                  "CLASS D EXPECTED FINAL DISTRIBUTION DATE" means the February 2005 Distribution Date.

                  "CLASS D FINAL DISTRIBUTION DATE" means the February 2006 Distribution Date.

                  "CLASS D INITIAL INVESTED AMOUNT" means, $47,100,000.

                  "CLASS D INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class D Initial Invested Amount PLUS the initial principal amount of any Additional Class D Notes issued hereunder on or prior to such date MINUS the amount of any principal payments made to Class D Noteholders on or prior to such date.

                  "CLASS D MONTHLY INTEREST" means, with respect to any Series 2002-2 Interest Period, the product of (i) the Class D Note Rate for such Series 2002-2 Interest Period, (ii) the Class D Invested Amount on the first day of such Series 2002-2 Interest Period or, in the case of the initial Series 2002-2 Interest Period, the Class D Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period, and the denominator of which is 360.

                  "CLASS D NOTEHOLDER" means the person in whose name a Class D
Note is registered in the Note Register.

                  "CLASS D NOTE RATE" means with respect to each Series 2002-2 Interest Period, a rate per annum equal to LIBOR for such Series 2002-2 Interest Period plus 6.28% per annum.

                  "CLASS D NOTES" means any one of the Series 2002-2 Floating Rate Rental Car Asset Backed Notes, Class D, executed by ARG II and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT D-1, EXHIBIT D-2 or EXHIBIT D-3. Definitive Class D Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

                  "CLASS D PREPAYMENT PREMIUM" has the meaning specified in
SECTION 9.1(D) of this Series Supplement.

                  "CONSENT" has the meaning set forth in ARTICLE V of this Series Supplement.

                  "CONSENT PERIOD EXPIRATION DATE" has the meaning set forth in
ARTICLE V of this Series Supplement.

                  "CONTROLLING CLASS" shall mean, on any date of determination, the Class A Notes as long as any Class A Notes are outstanding, the Class B Notes for so long as any Class B Notes are outstanding, the Class C Notes for so long as any Class C Notes are outstanding and the Class D Notes for so long as any Class D Notes are outstanding, excluding, in each case, Series 2002-2 Notes held by ARG II, the Servicer or their respective affiliates.

                  "DESIGNATED AMOUNTS" has the meaning set forth in ARTICLE V of this Series Supplement.

                  "DISBURSEMENT" means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Disbursement or any Termination Date Disbursement under a Series 2002-2 Letter of Credit, or any combination thereof, as the context may require.

                  "DISPOSITION PROCEEDS" means the net proceeds (other than (i) the portion of the Repurchase Price payable by the Manufacturer pursuant to a Group IV Manufacturer Program or (ii) with respect to Series 2002-2 Non-Program Vehicles, the portion of the net proceeds payable by any Lessee pursuant to the applicable Lease) from the sale or disposition of a Group IV Vehicle to any Person, whether at an auction or otherwise.

                  "EFFECTIVE DATE" has the meaning specified in ARTICLE XI of this Series Supplement.

                  "EMERGENCE EVENT" has the meaning specified in ARTICLE XI of this Series Supplement.

                  "EMERGENCE EVENT CONSENT" has the meaning specified in ARTICLE XI of this Series Supplement.

                  "EMERGENCE EVENT CONSENT PERIOD EXPIRATION DATE" has the meaning specified in ARTICLE XI of this Series Supplement.

                  "EMERGENCE REQUEST" has the meaning specified in ARTICLE XI of this Series Supplement.

                  "EXPECTED FINAL DISTRIBUTION DATE" means, the Class A Expected Final Distribution Date, the Class B Expected Final Distribution Date, the Class C Expected Final Distribution Date and the Class D Expected Final Distribution Date, as applicable.

                  "FAIR MARKET VALUE" means, with respect to any Group IV Vehicle as of any date of determination, the wholesale market value of such Group IV Vehicle as specified in the Group IV Related Month's Lease Guide, for the model class and model year of such Group IV Vehicle based on the average equipment and the average mileage of each vehicle of such model class and model year; PROVIDED, that if the Lease Guide is not being published or the Lease Guide is being published but such Group IV Vehicle is not included therein, the Finance Guide at the beginning of the model year shall be used to estimate the wholesale market value of the Vehicle, based on the Group IV Vehicle's model class and model year or the closest model class and model year thereto and a vehicle condition of "average" (as defined in the Finance Guide); PROVIDED, FURTHER, that if the Finance Guide is not being published or the Finance Guide is being published but such Group IV Vehicle is not included therein, the wholesale market value of such Group IV Vehicle shall be based on an independent third-party data source, and determined in accordance with a methodology, with respect to which the Series 2002-2 Rating Agency Confirmation Condition shall have been satisfied; PROVIDED, FURTHER, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the wholesale market value of such Group IV Vehicle shall be the Capitalized Cost of such Group IV Vehicle less depreciation charges at a rate equal to the ANC Historical Depreciation Rate as of such date of the Capitalized Cost of such Group IV Vehicle since the date of such Group IV Vehicle's purchase.

                  "FAIR MARKET VALUE AVERAGE" means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the sum of the respective Fair Market Values of each Series 2002-2 Non-Program Vehicle subject to the Group IV Operating Leases as of such Determination Date and the two Determination Dates precedent thereto and the denominator of which is the average of the aggregate Group IV Net Book Value of each Series 2002-2 Non-Program Vehicle leased under the Group IV Operating Leases as of such Determination Date and the two Determination Dates precedent thereto.

                  "FINAL DISTRIBUTION DATE" means, the Class A Final Distribution Date, the Class B Final Distribution Date, the Class C Final Distribution Date and the Class D Final Distribution Date, as applicable.

                  "GROUP IV ACQUIRED VEHICLE" means a Group IV Eligible Vehicle that is acquired or owned by, and titled in the name of, a Leasing Company and leased to a Group IV Lessee under a Group IV Operating Lease on or after the Group IV Lease Commencement Date.

                  "GROUP IV AGGREGATE ASSET AMOUNT" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the Group IV Net Book Value of all Group IV Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Group IV Manufacturer Program, not delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) the Group IV Net Book Value of all Group IV Non-Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Leases as of such date and not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (iii) all amounts receivable by any Leasing Company as of such date from Manufacturers which are Group IV Eligible Program Manufacturers under Group IV Manufacturer Programs with such Manufacturers (other than Group IV Excluded Payments) with respect to Group IV Eligible Vehicles (other than Group IV Exchanged Vehicles) turned in to such Manufacturers pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company financed under the related Group IV Leasing Company Indenture, and owed by Manufacturers which are Group IV Eligible Program Manufacturers, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Leases that have been delivered for Group IV Auction pursuant to a Group IV Manufacturer Program with a Manufacturer which is a Group IV Eligible Program Manufacturer, all amounts receivable (other than amounts specified in CLAUSE (III) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Leases that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Leases, PLUS (vi) with regard to Group IV Eligible Vehicles leased under the Group IV Leases that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (III), (IV) and (V) above), PLUS (vii) cash and Permitted Investments on deposit in the Group IV Leasing Company Collection Accounts, MINUS (viii) any Group IV Ineligible Asset Amount on such date.

                  "GROUP IV AGGREGATE ASSET AMOUNT DEFICIENCY" means, as of any date of determination, the amount by which the Group IV Required Aggregate Asset Amount as of such date exceeds the Group IV Aggregate Asset Amount as of such date.

                  "GROUP IV ALAMO LEASE" means the Master Motor Vehicle Lease and Servicing Agreement, dated as of August 30, 2002 (inclusive of any annexes thereto), among Alamo Leasing, Alamo and the Additional Group IV Lessees, if any, as the lessees thereunder, and ANC, as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP IV ALAMO LEASING INDENTURE" means the Base Indenture, dated as of May 6, 2002, between Alamo Leasing and the Group IV Leasing Company Trustee party thereto, as amended to date and as supplemented by the Series 2002-3 Supplement, dated as of August 30, 2002, as each may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group IV Leasing Company Note).

                  "GROUP IV ALAMO LEASING NOTE" means the Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to the Group IV Alamo Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group IV Alamo Leasing Indenture and any successor note thereto.

                  "GROUP IV ALAMO RECEIVABLES TRUST AGREEMENT" means a trust agreement, dated as of August 30, 2002, between Alamo Leasing, as grantor, and The Bank of New York (Delaware), as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP IV ARG II OBLIGATIONS" means all principal and interest, at any time and from time to time, owing by ARG II on the Group IV Notes and all costs, fees and expenses payable by, or obligations of, ARG II under the Indenture and/or the Related Documents (other than Related Documents relating solely to a Series of Notes not secured by the Group IV Collateral).

                  "GROUP IV ARG II RECEIVABLES TRUST AGREEMENT" means the trust agreement dated as of August 30, 2002 between ARG II, as grantor, and The Bank of New York (Delaware), as trustee.

                  "GROUP IV AUCTION" means the set of procedures specified in a Group IV Guaranteed Depreciation Program for sale or disposition of Group IV Program Vehicles through auctions and at auction sites designated by such Group IV Vehicles' Manufacturer pursuant to such Group IV Manufacturer Program.

                  "GROUP IV AUTHORIZED FLEET PURCHASER" means a Person authorized by a Manufacturer to acquire Group IV Vehicles pursuant to, and to enforce such

Manufacturer's obligations under, the Group IV Manufacturer Program of such Manufacturer.

                  "GROUP IV BENEFICIAL INTEREST" means the 100% interest owned by ARG II in the Group IV Receivables Trust.

                  "GROUP IV CARTEMPS LEASE" means the Master Motor Vehicle Lease and Servicing Agreement, dated as of August 30, 2002 (inclusive of any annexes thereto), among CarTemps Leasing, CarTemps and the Additional Group IV Lessees, if any, as the lessees thereunder, and ANC as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP IV CARTEMPS LEASING INDENTURE" means the Base Indenture, dated as of May 6, 2002, between CarTemps Leasing and the Group IV Leasing Company Trustee party thereto, as amended to date and as supplemented by the Series 2002-3 Supplement, dated as of August 30, 2002, as each may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group IV Leasing Company Note).

                  "GROUP IV CARTEMPS LEASING NOTE" means the Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to the Group IV CarTemps Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group IV CarTemps Leasing Indenture and any successor note thereto.

                  "GROUP IV CARTEMPS RECEIVABLES TRUST AGREEMENT" means a trust agreement, dated as of August 30, 2002, between CarTemps Leasing, as grantor, and The Bank of New York (Delaware), as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP IV CASUALTY" means, with respect to any Group IV Vehicle, that (i) such Group IV Vehicle is lost, converted or stolen for a period of at least 90 days, (ii) such Group IV Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use (including vehicles that are rejected pursuant to Section 2.2 of the Group IV Leases) or (iii) in the case of a Group IV Program Vehicle not redesignated under Section 14 of the Group IV Leases, the return of such Group IV Vehicle cannot be, or is not, effected for any reason or the Manufacturer thereof did not accept such Group IV Vehicle for repurchase or Group IV Auction under the terms of the applicable Group IV Manufacturer Program, in either case, for any reason other than the Manufacturer's willful refusal or inability to comply with its obligations under its Group IV Manufacturer Program.

                  "GROUP IV CASUALTY PAYMENT" is defined in Section 7 of each of the Group IV Leases.

                  "GROUP IV CERTIFICATED SECURITIES COLLATERAL" means the Group IV Leasing Company Notes.

                  "GROUP IV COLLATERAL" is defined in SECTION 2.1 of this Series Supplement.

                  "GROUP IV COLLECTION ACCOUNT" has the meaning specified in
SECTION 8.1 of this Series Supplement.

                  "GROUP IV COLLECTIONS" means all payments by, or on behalf of, any Leasing Company under any Group IV Leasing Company Note or Group IV Leasing Company Indenture and (ii) all amounts earned on Permitted Investments of funds in the Group IV Collection Account (including any subaccount thereof).

                  "GROUP IV DEPRECIATION CHARGE" means, with respect to (a) any Group IV Program Vehicle subject to the Group IV GM Repurchase Program, the rate determined by dividing (x) 100% MINUS the repurchase price percentage specified in respect of such Group IV Vehicle pursuant to the terms of the Group IV GM Repurchase Program for the Group IV Designated Period applicable to such Group IV Vehicle by (y) the number of days in such Group IV Designated Period (or, if such Group IV Vehicle is held past the Group IV Designated Period set forth in the Group IV Vehicle Order relating to such Group IV Vehicle, the applicable depreciation charge set forth in the Group IV GM Repurchase Program for such Group IV Vehicle calculated on a daily basis), (b) any Group IV Program Vehicle subject to a Group IV Manufacturer Program other than the Group IV GM Repurchase Program (but including any other Group IV Manufacturer Program provided by GM), the applicable depreciation charge set forth in the related Group IV Manufacturer Program for such Group IV Vehicle with respect to such Group IV Vehicle calculated on a daily basis and (c) any Group IV Non-Program Vehicle, the scheduled daily depreciation charge for such Group IV Vehicle set forth by or on behalf of the Servicer in the Group IV Depreciation Schedule for such Group IV Vehicle. If such charge is expressed as a percentage, the daily Group IV Depreciation Charge for such Group IV Vehicle shall be such percentage multiplied by the Capitalized Cost for such Group IV Vehicle calculated on a daily basis. For Group IV Vehicles not held for a full month in the month of acquisition, the Group IV Depreciation Charges shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the date depreciation related to such Group IV Vehicle begins to the first day of the next month and the denominator of which is the number of days in such month. For the month in which a Group IV Program Vehicle is turned back to the applicable Manufacturer, the Group IV Depreciation Charge shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the Group IV Turnback Date for such Group IV Vehicle and the denominator of which is the number of days in such month. In the event a Group IV Vehicle is sold (other than pursuant to the Group IV Manufacturer Program of a Manufacturer), the Group IV Depreciation Charge for the month in which such Group IV Vehicle is sold shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds were received by the Trustee from the sale of such Group IV Vehicle and the denominator of which is the number of days in such month.

                  "GROUP IV DEPRECIATION SCHEDULE" means the initial schedule of estimated daily depreciation prepared by the Servicer with respect to each type of Group IV Non-Program Vehicle that is a Group IV Eligible Vehicle, as revised from time to time by the Servicer thereof in its sole discretion, taking into consideration the Fair Market Value of such Group IV Non-Program Vehicle, subject to the terms of the applicable Group IV Lease and any applicable Series Supplement.

                  "GROUP IV DESIGNATED PERIOD" means, with respect to any Group IV Program Vehicle subject to the Group IV GM Repurchase Program, the period designated by or on behalf of the Servicer in the applicable Group IV Vehicle Order relating to such Group IV Vehicle as the period of time for which the Servicer expects such Group IV Vehicle to be subject to the applicable Group IV Lease.

                  "GROUP IV DESIGNATED VEHICLE" means a Group IV Vehicle with respect to which the Master Collateral Agent has been notified in writing that such Group IV Vehicle has been designated to be exchanged for one or more Group IV Replacement Vehicles or released for exchange pursuant to a Group IV Exchange Agreement.

                  "GROUP IV DISPOSITION DATE" means with respect to any Group IV Program Vehicle or Group IV Non-Program Vehicle, (i) if such Group IV Vehicle was sold at Group IV Auction pursuant to a Group IV Guaranteed Depreciation Program or returned to a Manufacturer for repurchase pursuant to a Group IV Repurchase Program, the Group IV Turnback Date, (ii) if such Group IV Vehicle is a Group IV Exchanged Vehicle, the date on which such Group IV Vehicle became a Group IV Exchanged Vehicle, (iii) if such Group IV Vehicle was sold to any Person (other than to a Manufacturer pursuant to such Manufacturer's Group IV Repurchase Program or to a third party through an auction conducted by or through or arranged by the Manufacturer pursuant to its Group IV Guaranteed Depreciation Program), the date on which the proceeds of such sale are received by the applicable Leasing Company, the Master Collateral Agent or the Group IV Leasing Company Trustee or (iv) if such Group IV Vehicle becomes a Group IV Casualty or otherwise ceases to be a Group IV Eligible Vehicle (except as a result of a sale thereof), the date on which a Group IV Casualty Payment is received by the applicable Leasing Company or the Group IV Leasing Company Trustee.

                  "GROUP IV DUE DATE" means, with respect to any payment due from a Manufacturer or auction dealer in respect of a Group IV Program Vehicle turned back for repurchase pursuant to the terms of the related Group IV Manufacturer Program, the thirtieth (30th) day after the Group IV Disposition Date for such Group IV Vehicle.

                  "GROUP IV ELIGIBLE PROGRAM MANUFACTURER" means, as of any date of determination, a Manufacturer who is an "Eligible Program Manufacturer" under the Series Supplements with respect to each Outstanding Group IV Series of Notes as of such date.

                  "GROUP IV ELIGIBLE RECEIVABLE" means a legal, valid and binding receivable (a) due from a Manufacturer under a Group IV Manufacturer Program (other than Group IV Excluded Payments) to any Leasing Company or any Group IV Lessee, (b) in respect of a Group IV Program Vehicle purchased by such Manufacturer or sold at auction pursuant to such Manufacturer's Group IV Manufacturer Program, and with respect to which the Lien of the Master Collateral Agent was noted on the certificate of title at the time of such purchase, (c) owned by the Lessor free and clear of all Liens other than Permitted Liens and (d) the right to payments in respect of which has been assigned by the payee thereof to the Master Collateral Agent and with respect to which the Trustee is designated as the Beneficiary pursuant to the Master Collateral Agency Agreement; PROVIDED that no amount receivable from a Manufacturer under a Group IV Manufacturer Program shall be a Group IV Eligible Receivable at the time of being financed or refinanced if such amount remains unpaid more than ten (10) days after the Group IV Due Date in respect of such payment.

                  "GROUP IV ELIGIBLE VEHICLE" means, on any date of determination, a Group IV Vehicle (i) that either is a Group IV Program Vehicle or a Group IV Non-Program Vehicle, in each case at the time of leasing under the related Group IV Lease, (ii) that is not older than forty-eight (48) months from the date of the original manufacturer invoice therefor, (iii) that is owned by the related Leasing Company or the related Group IV Lessee free and clear of all Liens other than Permitted Liens, (iv) other than to the extent permitted under the related Group IV Lease, with respect to which the Master Collateral Agent is noted as the first lienholder on the Certificate of Title therefor, or the Certificate of Title has been submitted to the appropriate state authorities for such notation and (v) that is a Related Vehicle (as defined in the Master Collateral Agency Agreement) with the Trustee designated as the Beneficiary pursuant to the Master Collateral Agency Agreement.

                  "GROUP IV EXCESS DAMAGE CHARGES" means, with respect to any Group IV Program Vehicle, the amount charged to the related Leasing Company (or any Group IV Lessee) or deducted from the Group IV Repurchase Price, by the Manufacturer of such Group IV Vehicle due to (i) damage over a prescribed limit,
(ii) if applicable, damage not subject to a prescribed limit and (iii) missing equipment, in each case with respect to such Group IV Vehicle at the time that such Group IV Vehicle is turned in to such Manufacturer or its agent or designee for repurchase or auction pursuant to the applicable Group IV Manufacturer Program.

                  "GROUP IV EXCESS MILEAGE CHARGES" means, with respect to any Group IV Program Vehicle, the amount charged to the related Leasing Company (or any Group IV Lessee) or deducted from the Group IV Repurchase Price, by the

Manufacturer of such Group IV Vehicle due to the fact that such Group IV Vehicle has mileage over a prescribed limit at the time that such Group IV Vehicle is turned in to such Manufacturer or its agent or designee for repurchase or auction pursuant to the applicable Group IV Manufacturer Program.

                  "GROUP IV EXCHANGE AGREEMENT" means an agreement among any Leasing Company, any Group IV Lessee and a Group IV Qualified Intermediary which provides for the assignment by such Leasing Company and such Group IV Lessee, respectively, to such Group IV Qualified Intermediary of (a) Group IV Exchanged Vehicles, (b) all Group IV Exchanged Vehicle Repurchase Rights, (c) all right, title and interest of such Leasing Company or such Group IV Lessee, as applicable, in, to and under any contracts for the sale of any Group IV Exchanged Vehicles and (d) all right, title and interest of such Leasing Company or such Group IV Lessee, as applicable, in, to and under any contracts for the purchase of Group IV Replacement Vehicles; PROVIDED that any such Group IV Exchange Agreement will not become effective with respect to Group IV Vehicles subject to the Group IV Leases until (i) satisfaction of the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Group IV Notes with respect thereto and (ii) ARG II shall have received opinions of counsel with respect to perfection, priority and nonconsolidation in substantially the same form as those delivered on the Initial Closing Date.

                  "GROUP IV EXCHANGED VEHICLE" means a Group IV Designated Vehicle that (a) (i) if subject to a Group IV Manufacturer Program, has been accepted for repurchase by the Manufacturer under the related Group IV Repurchase Program, or (ii) if not subject to a Group IV Repurchase Program, has been sold to a third party, (b) (i) with respect to which any Leasing Company or Group IV Lessee has received or concurrently receives delivery of one or more Group IV Replacement Vehicles with an aggregate Group IV Net Book Value equal to or greater than the Group IV Termination Value of such Group IV Designated Vehicles or (ii) with respect to which the release of the Lien of the Master Collateral Agent thereon would not cause a Group IV Leasing Company Amortization Event or a Group IV Potential Leasing Company Amortization Event with respect to any series of Group IV Leasing Company Notes or an Amortization Event or Potential Amortization Event with respect to any Series of Notes to exist and
(c) with respect to which the Lien of the Master Collateral Agent has been released in accordance with the Master Collateral Agency Agreement.

                  "GROUP IV EXCHANGED VEHICLE REPURCHASE RIGHTS" means, with respect to each Group IV Exchanged Vehicle that is a Group IV Program Vehicle, all right, title and interest of any Leasing Company or any Group IV Lessee in, to and under each Group IV Manufacturer Program associated with such Group IV Exchanged Vehicle, to the extent such right, title and interest relate to such Group IV Exchanged Vehicle, including any amendments thereof and all monies due and to become due in respect of such Group IV Exchanged Vehicle under or in connection with such Group IV Manufacturer Program, whether payable as Group IV Vehicle repurchase prices, auction sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Group IV

Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder.

                  "GROUP IV EXCLUDED PAYMENTS" means the following amounts payable to any Group IV Lessee or Leasing Company (whether payable under the Group IV Manufacturer Programs or otherwise): (i) all incentive payments payable to such Group IV Lessee or Leasing Company to purchase Group IV Vehicles (but not any amounts payable to such Group IV Lessee or Leasing Company by a Manufacturer as an incentive for selling Group IV Program Vehicles outside of the related Group IV Manufacturer Program), (ii) all amounts payable to such Group IV Lessee or Leasing Company as compensation for the preparation by such Group IV Lessee or Leasing Company of newly delivered Group IV Vehicles and
(iii) all amounts payable to such Group IV Lessee or Leasing Company in reimbursement for warranty work performed by such Group IV Lessee or Leasing Company on the Group IV Vehicles.

                  "GROUP IV GENERAL INTANGIBLES COLLATERAL" means ARG II's right, title and interest in and to all of the assets, property and interests in property, whether now owned or hereafter acquired or created, together with the portion of the Master Collateral with respect to which the Trustee in favor of the Group IV Secured Parties is named as a Beneficiary in SECTION 2.1(A)(I) (other than the Group IV Leasing Company Notes), (II), and (III) of this Series Supplement.

                  "GROUP IV GM REPURCHASE PROGRAM" means the Group IV Manufacturer Program titled "General Motors Corporation 2002 Model Year Daily Rental Purchase Guidelines" and any substantially similar Group IV Manufacturer Program of GM for any other model years, pursuant to which the repurchase price for any Group IV Program Vehicle subject thereto is calculated based upon a specified percentage of the capitalized cost of such Group IV Vehicle and the month of return as set forth in such Group IV Manufacturer Program.

                  "GROUP IV GUARANTEED DEPRECIATION PROGRAM" means a guaranteed depreciation program pursuant to which a Manufacturer has agreed with a Leasing Company or a Group IV Lessee to (a) cause Group IV Vehicles manufactured by it or one of its Affiliates that are turned back during a specified period to be sold by an auction dealer, (b) cause the proceeds of any such sale to be paid to such Leasing Company or Group IV Lessee by such auction dealer after such sale and (c) pay to such Leasing Company or such Group IV Lessee the excess, if any, of the guaranteed payment amount with respect to any such Group IV Vehicle calculated as of the date such Group IV Vehicle was accepted by such Manufacturer in accordance with the provisions of such guaranteed depreciation program over the amount paid to such Leasing Company or such Group IV Lessee by an auction dealer pursuant to CLAUSE (B) above.

                  "GROUP IV INELIGIBLE ASSET AMOUNT" means, as of any date of determination, an amount equal to the sum (without duplication) of the following amounts to the extent that such amounts are included in clauses (i) through (vi) of the definition of "Group IV Aggregate Asset Amount" for such date: (a) the aggregate of all amounts receivable (other than Group IV Excluded Payments and amounts receivable in respect of Group IV Exchanged Vehicles) as of such date by a Leasing Company or a Group IV Lessee under a Group IV Manufacturer Program with respect to Group IV Eligible Vehicles turned in pursuant to such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to such Group IV Manufacturer Program from a Manufacturer which was a Group IV Eligible Program Manufacturer with respect to which a Group IV Manufacturer Event of Default specified in CLAUSE (I) or (II) of the definition of "Group IV Manufacturer Event of Default" has occurred, PLUS (b) the aggregate of all Group IV Eligible Receivables as of such date owned by a Leasing Company or a Group IV Lessee financed under the related Group IV Leasing Company Indenture or Group IV Lease, as applicable, and owed by a Manufacturer which was a Group IV Eligible Program Manufacturer with respect to which a Group IV Manufacturer Event of Default specified in CLAUSE (I) or (II) of the definition of "Group IV Manufacturer Event of Default" has occurred, PLUS (c) the aggregate of all amounts receivable (other than Group IV Excluded Payments and amounts receivable in respect of Group IV Exchanged Vehicles) as of such date by a Leasing Company or a Group IV Lessee under a Group IV Manufacturer Program with respect to Group IV Eligible Vehicles turned in pursuant to such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to such Group IV Manufacturer Program from a Manufacturer which is a Group IV Eligible Program Manufacturer which amounts are unpaid more than one hundred (100) days past the applicable Group IV Due Date, PLUS (d) the aggregate of all Group IV Eligible Receivables as of such date owned by a Leasing Company or a Group IV Lessee financed under the related Group IV Leasing Company Indenture or Group IV Lease, as applicable, and owed by a Manufacturer which is a Group IV Eligible Program Manufacturer which amounts are unpaid more than one hundred (100) days past the applicable Group IV Due Date, *, PLUS (f) the aggregate of all amounts specified in CLAUSES (V) and (VI) of the definition of "Group IV Aggregate Asset Amount" which are past due as of such date and in respect of which any grace period provided for in the applicable Group IV Lease for the making of such payments has expired.

                  "GROUP IV INELIGIBLE PROGRAM VEHICLE" means, as of any date of determination, a Group IV Vehicle that is subject to a Group IV Manufacturer Program offered by a Group IV Manufacturer that is not a Group IV Eligible Program Manufacturer.

                  "GROUP IV INITIAL DETERMINATION DATE" means, with respect to any Group IV Vehicle, the Determination Date with respect to the Group IV Related Month in which the Group IV Vehicle Lease Commencement Date for such Group IV Vehicle occurs.

                  "GROUP IV INITIAL FLEET" means on the date any Additional Group IV Lessee is added pursuant to a Group IV Lease, the Group IV Eligible Vehicles titled in the name of such Additional Group IV Lessee prior to the date such party becomes an

Additional Group IV Lessee which are refinanced by the applicable Leasing Company under such Group IV Lease.

                  "GROUP IV INTEREST COLLECTIONS" means on any date of determination, all Group IV Collections which represent interest payments on the Group IV Leasing Company Notes PLUS any amounts earned on Permitted Investments in the Group IV Collection Account which are available for distribution on such date.

                  "GROUP IV LEASE COMMENCEMENT DATE" is defined in each of the Group IV Leases.

                  "GROUP IV LEASE EVENT OF DEFAULT" means a "Lease Event of Default" as defined in any Group IV Lease.

                  "GROUP IV LEASES" means each of the Group IV Alamo Lease, the Group IV CarTemps Lease, the Group IV National Lease and any Additional Leasing Company Group IV Lease.

                  "GROUP IV LEASING COMPANY AMORTIZATION EVENT" means an "Amortization Event" as defined in any Group IV Leasing Company Indenture.

                  "GROUP IV LEASING COMPANY COLLECTION ACCOUNT" means each of the "Group IV Collection Accounts" established under the Group IV Leasing Company Indentures.

                  "GROUP IV LEASING COMPANY INDENTURE" means each of the Group IV Alamo Leasing Indenture, the Group IV CarTemps Leasing Indenture, the Group IV NFLP Leasing Indenture and any Additional Leasing Company Group IV Indenture.

                  "GROUP IV LEASING COMPANY NOTE" means each of the Group IV Alamo Leasing Note, the Group IV CarTemps Leasing Note, the Group IV NFLP Leasing Note and any Additional Leasing Company Group IV Note.

                  "GROUP IV LEASING COMPANY RECEIVABLES TRUST AGREEMENTS" means each of the Group IV Alamo Receivables Trust Agreement, the Group IV CarTemps Receivables Trust Agreement, the Group IV NFLP Receivables Trust Agreement and any Additional Leasing Company Group IV Receivables Trust Agreement.

                  "GROUP IV LEASING COMPANY RELATED DOCUMENTS" means, collectively the Group IV Leasing Company Notes, the Group IV Leasing Company Indentures, the Group IV Leases, the Group IV Leasing Company Receivables Trust Agreements and the Master Collateral Agency Agreement.

                  "GROUP IV LEASING COMPANY TRUSTEE" means each of the parties named as trustee in the Group IV Leasing Company Indentures until a successor replaces it in accordance with the applicable provisions of such Group IV Leasing Company Indenture and thereafter means the successor serving thereunder.

                  "GROUP IV LESSEE" means each of Alamo, CarTemps, National, any Additional Leasing Company Lessee and each Additional Group IV Lessee.

                  "GROUP IV MANUFACTURER EVENT OF DEFAULT" means, with respect to a Manufacturer, (i) the failure by such Manufacturer (or if such Manufacturer's Group IV Manufacturer Program is a Group IV Guaranteed Depreciation Program, such Manufacturer or any related Group IV Auction dealers) to pay any amount due under such Manufacturer's Group IV Manufacturer Program with respect to a Group IV Program Vehicle turned in to such Manufacturer and such failure continues for more than one hundred (100) days following the Group IV Due Date ("PAST DUE AMOUNTS") and the aggregate Past Due Amounts owing from such Manufacturer (or if applicable, any related Group IV Auction dealer) are equal to or in excess of the lesser of (x) $25 million and (y) then outstanding aggregate amount of repurchase obligations of such Manufacturer under its Group IV Manufacturer Program in respect of Group IV Program Vehicles, in each case net of Past Due Amounts, aggregating no more than $50 million, (A) that are the subject of a good faith dispute as evidenced in a writing by any of the Group IV Lessees or the Leasing Companies, as applicable, or the Manufacturer questioning the accuracy of amounts paid or payable in respect of certain Group IV Program Vehicles tendered for repurchase under a Group IV Manufacturer Program (as distinguished from any dispute relating to the repudiation by such Manufacturer generally of its obligations under such Group IV Manufacturer Program or the assertion by such Manufacturer of the invalidity or unenforceability as against it of such Group IV Manufacturer Program) and (B) with respect to which the applicable Group IV Lessee or Leasing Company has provided adequate reserves as reasonably determined by such Group IV Lessee or Leasing Company, (ii) the occurrence of an Event of Bankruptcy with respect to such Manufacturer or (iii) the termination of such Manufacturer's Group IV Manufacturer Program or the failure of such Manufacturer's Group IV Repurchase Program or Group IV Guaranteed Depreciation Program to meet the requirements of a Group IV Manufacturer Program.

                  "GROUP IV MANUFACTURER PROGRAM" means, at any time, any Group IV Repurchase Program or Group IV Guaranteed Depreciation Program that is in full force and effect with a Manufacturer (i) pursuant to which the repurchase price or guaranteed auction sale price is at least equal to (a) with respect to the Group IV GM Repurchase Program, a specified percentage of the Capitalized Cost of each Group IV Vehicle, such percentage being determined for each Group IV Vehicle based upon the model year of such Group IV Vehicle and the calendar month in which such Group IV Vehicle is returned to the Manufacturer, MINUS Group IV Excess Mileage Charges, minus Group IV Excess Damage Charges MINUS other similar charges, or (b) with respect to any Group IV Manufacturer Program other than the Group IV GM Repurchase Program (but including any other Group IV Manufacturer Program provided by GM), the Capitalized Cost of each Group IV Vehicle, MINUS all depreciation charges accrued with respect to such

Group IV Vehicle under such Group IV Manufacturer Program prior to the date that the Group IV Vehicle is submitted for repurchase or auction, MINUS Group IV Excess Mileage Charges, MINUS Group IV Excess Damage Charges MINUS other similar charges, (ii) that cannot be amended or terminated with respect to any Group IV Vehicle after the purchase of that Group IV Vehicle, and (iii) under which the related Leasing Company or the related Group IV Lessee is a Group IV Authorized Fleet Purchaser and, in each case, the assignment of the benefits of which to the Master Collateral Agent has been acknowledged in writing by the related Manufacturer pursuant to an Assignment Agreement and the related Leasing Company, the Master Collateral Agent and the related Group IV Leasing Company Trustee have been provided with an officer's certificate or opinion of counsel reasonably satisfactory to them that such Leasing Company (and the Master Collateral Agent on behalf of such Leasing Company and such Group IV Leasing Company Trustee) can enforce the applicable Manufacturer's obligations thereunder with respect to Group IV Program Vehicles.

                  "GROUP IV MONTHLY BASE RENT" is defined in the Annexes to each of the Group IV Leases.

                  "GROUP IV NATIONAL LEASE" means the Master Motor Vehicle Lease and Servicing Agreement, dated as of August 30, 2002 (inclusive of any annexes thereto), among NFLP, National and the Additional Group IV Lessees, if any, as the lessees thereunder, and ANC, as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP IV NET BOOK VALUE" means, with respect to any Group IV Vehicle being leased under a Group IV Lease (a) as of any date of determination during the period from the Group IV Vehicle Lease Commencement Date for such Group IV Vehicle to but excluding the Group IV Initial Determination Date for such Group IV Vehicle, the Capitalized Cost of such Group IV Vehicle, (b) as of the Group IV Initial Determination Date for such Group IV Vehicle, (i) the Capitalized Cost for such Group IV Vehicle MINUS (ii) the aggregate Group IV Depreciation Charges accrued with respect to such Group IV Vehicle through the last day of the Group IV Related Month in which the Group IV Vehicle Lease Commencement Date for such Group IV Vehicle occurred, (c) as of any Determination Date after the Group IV Initial Determination Date, (i) the Group IV Net Book Value of such Group IV Vehicle as calculated on the immediately preceding Determination Date MINUS (ii) the aggregate Group IV Depreciation Charges accrued with respect to such Group IV Vehicle during the Group IV Related Month (through the last day thereof). After the Group IV Initial Determination Date, on any day which is not a Determination Date, the Group IV Net Book Value of a Group IV Vehicle shall be the Group IV Net Book Value calculated for such Group IV Vehicle on the most recent Determination Date.

                  "GROUP IV NFLP LEASING INDENTURE" means the Base Indenture, dated as May 6, 2002, between NFLP and the Group IV Leasing Company Trustee party thereto, as amended to date and as supplemented by the Series 2002-3 Supplement, dated as of

August 30, 2002, as each may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group IV Leasing Company Note).

                  "GROUP IV NFLP LEASING NOTE" means the Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to the Group IV NFLP Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group IV NFLP Leasing Indenture and any successor note thereto.

                  "GROUP IV NFLP RECEIVABLES TRUST AGREEMENT" means a trust agreement, dated as of August 30, 2002, between NFLP, as grantor, and The Bank of New York (Delaware), as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP IV NON-PROGRAM VEHICLE" means a Group IV Vehicle which is not subject to a Group IV Manufacturer Program at the time of its leasing under the related Group IV Lease or which is redesignated as a Group IV Non-Program Vehicle pursuant to the related Group IV Lease.

                  "GROUP IV NOTE PAYMENT RIGHTS" means all rights of ARG II under any Group IV Leasing Company Note or Group IV Leasing Company Indenture to receive payments.

                  "GROUP IV OPERATING LEASE" means each of the Group IV Leases as supplemented by Annex A to such Group IV Lease.

                  "GROUP IV POTENTIAL LEASE EVENT OF DEFAULT" means any occurrence or event which, with the giving of notice, the passage of time, or both, would constitute a Group IV Lease Event of Default.

                  "GROUP IV POTENTIAL LEASING COMPANY AMORTIZATION EVENT" means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Group IV Leasing Company Amortization Event.

                  "GROUP IV PRINCIPAL COLLECTIONS" means any Group IV Collections other than Group IV Interest Collections.

                  "GROUP IV PROGRAM VEHICLE" means a Group IV Vehicle eligible under, and subject to, a Group IV Manufacturer Program.

                  "GROUP IV QUALIFIED INTERMEDIARY" means a party, rated not less than "A" by Standard & Poor's and "A2" by Moody's, designated in a Group IV Exchange Agreement as an intermediary for exchanges of Group IV Vehicles by any Leasing Company or any Group IV Lessee pursuant to such Group IV Exchange Agreement.

                  "GROUP IV RECEIVABLES TRUST" means the trust created under and pursuant to the Group IV ARG II Receivables Trust Agreement.

                  "GROUP IV RECEIVABLES TRUSTEE" means The Bank of New York (Delaware), in its capacity as trustee under the Group IV ARG II Receivables Trust Agreement.

                  "GROUP IV RELATED DOCUMENTS" means the Group IV Leasing Company Related Documents, the Base Indenture, this Series Supplement, the Series 2002-2 Notes, any Enhancement Agreement, any Swap Agreement (including a Series 2002-2 Interest Rate Cap), the Group IV Issuer Receivables Trust Agreement and any agreements relating to the issuance or the purchase of any of the Series 2002-2 Notes or the Group IV Leasing Company Notes.

                  "GROUP IV RELATED MONTH" means, (i) with respect to any Payment Date, Determination Date or Distribution Date, the most recently ended calendar month and (ii) with respect to an Interest Period, the month in which such Interest Period commences; PROVIDED, HOWEVER, that with respect to the above CLAUSE (I), the initial Group IV Related Month shall be the period from and including the date of issuance of the first Group IV Series of Notes to and including the last day of the calendar month in which such issuance occurs.

                  "GROUP IV REPLACEMENT VEHICLE" means a Group IV Eligible Vehicle (i) which is owned by any Leasing Company or any Group IV Lessee, (ii) which is in the possession of any Leasing Company or any Group IV Lessee, (iii) with respect to which the Group IV Vehicle Perfection and Documentation Requirements have been satisfied, (iv) which is subject to no Liens other than the Lien of the Master Collateral Agent and (v) which (a) has been acquired pursuant to a Group IV Exchange Agreement as a Group IV Replacement Vehicle for a Group IV Designated Vehicle or Group IV Designated Vehicles, (b) (1) has a Group IV Net Book Value equal to or greater than the aggregate Group IV Termination Value of the Group IV Designated Vehicle or Group IV Designated Vehicles which it replaces or (2) has a Group IV Net Book Value when aggregated with the Group IV Net Book Value of one or more other Group IV Replacement Vehicles tendered in exchange for a Group IV Designated Vehicle equal to or greater than the Group IV Termination Value for such Group IV Designated Vehicle and (c) has been designated on the Servicer's computer system as a Group IV Related Vehicle with respect to the Beneficiary to which the related Group IV Designated Vehicle or Group IV Designated Vehicles are designated.

                  "GROUP IV REPURCHASE PRICE" with respect to any Group IV Vehicle (i) subject to a Group IV Repurchase Program means the price paid or payable by the Manufacturer thereof to repurchase such Group IV Vehicle pursuant to its Group IV Manufacturer Program and (ii) subject to a Group IV Guaranteed Depreciation Program means the amount which the Manufacturer thereof guarantees will be paid to any of the Group IV Lessees or the Leasing Companies as the seller of such Group IV Vehicle by such Manufacturer and/or the related auction dealers upon the disposition of such Group IV Vehicle pursuant to its Group IV Manufacturer Program.

                  "GROUP IV REPURCHASE PROGRAM" means a program pursuant to which a Manufacturer has agreed with a Group IV Lessee or the related Leasing Company to repurchase Group IV Vehicles manufactured by such Manufacturer or one of its Affiliates during a specified period.

                  "GROUP IV REQUIRED AGGREGATE ASSET AMOUNT" means, on any date of determination, the sum of the Invested Amounts and Required
Overcollateralization Amounts for all Group IV Series of Notes on such date.

                  "GROUP IV SECURED PARTIES" is defined in SECTION 2.1 of this Series Supplement.

                  "GROUP IV SERIES SUPPLEMENT" means a Series Supplement pursuant to which a Segregated Series of Notes are issued which are ratably secured by the Group IV Collateral.

                  "GROUP IV TERMINATION PAYMENT" means "Termination Payments" as defined in Section 12.3(b) of each of the Group IV Leases.

                  "GROUP IV TERMINATION VALUE" means, with respect to any Group IV Vehicle, as of any date, an amount equal to (i) the Capitalized Cost of such Group IV Vehicle, MINUS (ii) unless otherwise deducted in the calculation of "Capitalized Cost", all Group IV Depreciation Charges for such Group IV Vehicle accrued prior to such date.

                  "GROUP IV TURNBACK DATE" means, with respect to any Group IV Program Vehicle, the date on which such Group IV Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Group IV Manufacturer Program and the Group IV Depreciation Charges cease to accrue pursuant to its Group IV Manufacturer Program.

                  "GROUP IV VEHICLE" means a passenger automobile or light truck purchased, financed or refinanced by a Leasing Company under a Group IV Lease and pledged under the Master Collateral Agency Agreement for the benefit of the Trustee hereunder, but solely during the Group IV Vehicle Term for such Group IV Vehicle.

                  "GROUP IV VEHICLE FUNDING DATE" means the "Vehicle Funding Date" as defined in Section 3.1 of each of the Group IV Leases.

                  "GROUP IV VEHICLE LEASE COMMENCEMENT DATE" means the "Vehicle Lease Commencement Date" as defined in Section 3.1 of each of the Group IV Leases.
                  "GROUP IV VEHICLE ORDER" means a "Vehicle Order" as defined in
Section 2.1(c) of each of the Group IV Leases.

                  "GROUP IV VEHICLE PERFECTION AND DOCUMENTATION REQUIREMENTS" means, with respect to a Group IV Vehicle, submission within the applicable statutory period of an application for the issuance of a certificate of title for such Group IV Vehicle with the department of registry of motor vehicles of the applicable state in which such Group IV Vehicle is to be registered, which application shall reflect the following: any Leasing Company, as the registered owner, and the Master Collateral Agent as the first lienholder.

                  "HYUNDAI" means Hyundai Motor Company, a California corporation.

                  "INTEREST RATE CAP COUNTERPARTY" means ARG II's counterparty under a Series 2002-2 Interest Rate Cap.

                  "ISUZU" means American Isuzu Motors, Inc., a California corporation.

                  "LEASE DEFICIT DISBURSEMENT" means an amount drawn under a Series 2002-2 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

                  "LEASE PAYMENT DEFICIT NOTICE" has the meaning specified in
SECTION 3.3(C) of this Series Supplement.

                  "LIBOR" means, with respect to each Series 2002-2 Interest Period, a rate per annum to be determined by the Trustee as follows:

                  On each LIBOR Determination Date, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date;

                  If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee will request the principal London offices of each of four major banks in the London interbank market selected by the Trustee to provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Series 2002-2 Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Series 2002-2 Interest Period will be the arithmetic mean of such quotations (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)); or

                  If fewer than two such quotations are provided, "LIBOR" for such Series 2002-2 Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Series 2002-2 Interest Period, and in a principal amount equal to an amount of not less than

$250,000 that is representative of a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Series 2002-2 Interest Period will be the same as "LIBOR" for the immediately preceding Series 2002-2 Interest Period.

                  "LIBOR DETERMINATION DATE" means, with respect to any Series 2002-2 Interest Period, the second London Banking Day preceding the first day of such Series 2002-2 Interest Period.

                  "LONDON BANKING DAY" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "MAZDA" means Mazda Motor of America, Inc.

                  "MEASUREMENT MONTH" means, on any date, each calendar month, or the smallest number of consecutive calendar months, preceding such date, in which at least the lesser of the following (a) and (b) were sold at auction (excluding salvage sales): (a) the number of Group IV Non-Program Vehicles that constitute one-twelfth of the aggregate Group IV Net Book Value of the Series 2002-2 Non-Program Vehicles as of the last day of such calendar month or consecutive calendar months and (b) 2,000 Group IV Non-Program Vehicles were sold at auction during such calendar month or consecutive calendar months; PROVIDED HOWEVER, that for the purposes of (a) above, no calendar month included in a Measurement Month shall be included in any other Measurement Month; PROVIDED FURTHER, HOWEVER, that no calendar month or consecutive calendar months shall constitute a "Measurement Month" unless at least 750 Group IV Non-Program Vehicles were sold at auction during such calendar month or consecutive calendar months, as the case may be.

                  "MEASUREMENT MONTH AVERAGE" means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the average of the aggregate amount of Disposition Proceeds and Group IV Termination Payments paid or payable in respect of all Series 2002-2 Non-Program Vehicles (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month, and the denominator of which is the Group IV Net Book Value of such Series 2002-2 Non-Program Vehicles (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month, measured as of the dates of their respective sales.

                  "MITSUBISHI" means Mitsubishi Motors Corp.

                  "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Group IV Related Month the sum of all Series 2002-2 Principal Allocations with respect to such Group IV Related Month.

                  "MOODY'S" means Moody's Investors Service.

                  "MOODY'S QUALIFIED INTEREST RATE CAP COUNTERPARTY" shall mean
(i) at the time of entering into the related Series 2002-2 Interest Rate Cap, a bank or other financial institution having a short-term senior unsecured debt rating of "P-1" from Moody's or having a long-term senior unsecured debt rating of at least "A1" from Moody's and (ii) at any other time, (A) a bank or other financial institution having a short-term unsecured senior debt rating of "P-1" from Moody's or having a long-term unsecured senior debt rating of at least "A1" from Moody's or (B) a bank or other financial institution without either a short-term unsecured senior debt rating of "P-1" from Moody's or a long-term unsecured senior debt rating of at least "A1" from Moody's who has provided collateral for its obligations under the related Series 2002-2 Interest Rate Cap; PROVIDED that at no time shall a bank or other financial institution with a long-term unsecured senior debt rating which has been withdrawn or is less than "A2" from Moody's be a Moody's Qualified Interest Rate Cap Counterparty.

                  "NISSAN" means, collectively, Nissan North America, Inc., a California corporation, and Nissan Motor Corporation in Hawaii, Ltd., a Hawaii corporation.

                  "NOTE RATE" means the Class A Note Rate, the Class B Note Rate, the Class C Note Rate or the Class D Note Rate, as applicable.

                  "OUTSTANDING" means with respect to the Series 2002-2 Notes, all Series 2002-2 Notes theretofore authenticated and delivered under the Indenture, EXCEPT (a) Series 2002-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2002-2 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2002-2 Distribution Account and are available for payment of such Series 2002-2 Notes, and Series 2002-2 Notes which are considered paid pursuant to
Section 8.1 of the Base Indenture, or (c) Series 2002-2 Notes in exchange for or in lieu of other Series 2002-2 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2002-2 Notes are held by a purchaser for value.

                  "PERMANENT GLOBAL NOTE" has the meaning specified in SECTION
6.2 of this Series Supplement.

                  "POTENTIAL AMORTIZATION EVENT" means an event that, with the giving of notice or passage of time or both, would constitute an Amortization Event (other than an Amortization Event as set forth in clauses (n) and (o) of Article IV).

                  "PREPAYMENT PREMIUM" means the Class A Prepayment Premium, Class B Prepayment Premium, Class C Prepayment Premium and Class D Prepayment Premium, collectively.

                  "PROPOSED EMERGENCE AMENDMENTS" has the meaning specified in
ARTICLE XI of this Series Supplement.

                  "PROPOSED PLAN" has the meaning specified in ARTICLE XI of this Series Supplement.

                  "PRO RATA SHARE" means, with respect to any Series 2002-2 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2002-2 Letter of Credit Provider's Series 2002-2 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2002-2 Letters of Credit as of such date; PROVIDED, that only for purposes of calculating the Pro Rata Share with respect to any Series 2002-2 Letter of Credit Provider as of any date, if such Series 2002-2 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2002-2 Letter of Credit made prior to such date, the available amount under such Series 2002-2 Letter of Credit Provider's Series 2002-2 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2002-2 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by any of the Lessees or ANC, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Series 2002-2 Letter of Credit).

                  "QUALIFIED INTEREST RATE CAP COUNTERPARTY" means a counterparty to a Series 2002-2 Interest Rate Cap which is (i) a Standard & Poor's Qualified Interest Rate Cap Counterparty and (ii) a Moody's Qualified Interest Rate Cap Counterparty.

                  "RATING AGENCIES" means, with respect to the Series 2002-2 Notes, Standard & Poor's, Moody's and any other nationally recognized rating agency rating the Series 2002-2 Notes at the request of ARG II.

                  "RECORD DATE" means, with respect to any Distribution Date, the last day of the Group IV Related Month.

                  "REMARKETING AGENT" means, Deutsche Bank Securities Inc.

                  "REQUIRED NOTEHOLDERS" means with respect to the Series 2002-2 Notes, Series 2002-2 Noteholders holding more than 50% of the Series 2002-2 Invested Amount (excluding any Series 2002-2 Notes held by ARG II or any Affiliate of ARG II).

                  "RESTRICTED GLOBAL CLASS A NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "RESTRICTED GLOBAL CLASS B NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "RESTRICTED GLOBAL CLASS C NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "RESTRICTED GLOBAL CLASS D NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "RESTRICTED GLOBAL NOTE" shall mean a Restricted Global Class A Note, a Restricted Global Class B Note, a Restricted Global Class C Note or a Restricted Global Class D Note, as applicable.

                  "SERIES 2002-2 ACCRUED AMOUNTS" means, on any date of determination, the sum of (i) accrued and unpaid interest on the Series 2002-2 Notes as of such date and (ii) the product of (A) the Carrying Charges payable on such date times (B) the Series 2002-2 Percentage as of the immediately preceding Distribution Date.

                  "SERIES 2002-2 ACCRUED INTEREST ACCOUNT" has the meaning specified in SECTION 3.1(B) of this Series Supplement.

                  "SERIES 2002-2 ADDITIONAL ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.1(G) of this Series Supplement.

                  "SERIES 2002-2 AGGREGATE HYUNDAI/ISUZU/SUBARU/SUZUKI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Hyundai, Isuzu, Subaru or Suzuki and not turned in to Hyundai, Isuzu, Subaru or Suzuki, as the case may be, pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Hyundai, Isuzu, Subaru or Suzuki under Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki, as the case may be, and turned in to such Manufacturers pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Hyundai, Isuzu, Subaru or Suzuki under and in accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki that have been delivered for Group IV Auction pursuant to a Group IV Manufacturer Program with Hyundai, Isuzu, Subaru or Suzuki, as the case may be, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Group IV Eligible Vehicles as of such date PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

                  "SERIES 2002-2 ARG II LIQUIDATION EVENT" means, so long as such event or condition continues, (i) the occurrence of an Amortization Event described in Sections * and * of the Base Indenture or (ii) any event or condition of the type specified in CLAUSES (*) through (*) and CLAUSES (*) through (*), (*), (*), (*), (*), (*) and (*) of ARTICLE IV of this Series Supplement; PROVIDED, HOWEVER, that any event or condition of the type specified in CLAUSES (*) through (*), (*), (*), (*), (*), (*) or (*) of ARTICLE IV of this Series Supplement shall not constitute a Series 2002-2 ARG II Liquidation Event if within such thirty (30) day period, such Amortization Event shall have been cured and the Trustee shall have received the written consent of 100% of the Series 2002-2 Noteholders waiving the occurrence of such Series 2002-2 Amortization Event.

                  "SERIES 2002-2 AVAILABLE CASH COLLATERAL ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2002-2 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

                  "SERIES 2002-2 AVAILABLE RESERVE ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2002-2 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

                  "SERIES 2002-2 CAP EXTENSION EVENT" means the Issuer shall have either (i) extended the term of each Series 2002-2 Interest Rate Cap to or beyond February 2006 or (ii) purchased one or more replacement Series 2002-2 Interest Rate Caps from a Qualified Interest Rate Cap Counterparty with an aggregate notional amount equal to at least the Series 2002-2 Invested Amount at such time, a strike rate equal to at most *% per annum and a termination date no earlier than February 2006.

                  "SERIES 2002-2 CASH COLLATERAL ACCOUNT" has the meaning specified in SECTION 3.8(F) of this Series Supplement.

                  "SERIES 2002-2 CASH COLLATERAL ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.8(A) of this Series Supplement.

                  "SERIES 2002-2 CASH COLLATERAL ACCOUNT SURPLUS" means, with respect to any Distribution Date, the lesser of (a) the Series 2002-2 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2002-2 Liquidity Amount over the Series 2002-2 Required Liquidity Amount on such Distribution Date (after giving effect to any withdrawal from the Series 2002-2 Reserve Account on such Distribution Date) and (B) the excess, if any, of the Series 2002-2 Enhancement Amount over the Series 2002-2 Required Enhancement Amount on such Distribution Date (after giving effect to any withdrawal from the Series 2002-2 Reserve Account on such Distribution Date).

                  "SERIES 2002-2 CASH COLLATERAL PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2002-2 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2002-2 Letter of Credit Liquidity Amount as of such date.

                  "SERIES 2002-2 CLOSING DATE" means August 30, 2002.

                  "SERIES 2002-2 COLLATERAL" means the Group IV Collateral, each Series 2002-2 Letter of Credit, the Series 2002-2 Demand Note, the Series 2002-2 Interest Rate Cap, the Series 2002-2 Cash Collateral Account Collateral, the Series 2002-2 Distribution Account Collateral, the Series 2002-2 Excess Collection Account Collateral, the Series 2002-2 Additional Account Collateral and the Series 2002-2 Reserve Account Collateral.

                  "SERIES 2002-2 COLLECTION ACCOUNT" has the meaning specified in SECTION 3.1(B) of this Series Supplement.

                  "SERIES 2002-2 CONTROLLED AMORTIZATION PERIOD" means, the Class A Controlled Amortization Period, the Class B Controlled Amortization Period, the Class C Controlled Amortization Period or the Class D Controlled Amortization Period, as applicable.

                  "SERIES 2002-2 DEMAND NOTE" means the demand note made by ANC to ARG II in the principal amount of $3,000,000, substantially in the form of EXHIBIT E to this Series Supplement, as amended, modified or restated from time to time.

                  "SERIES 2002-2 DEMAND NOTE PAYMENT AMOUNT" means, as of the Series 2002-2 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2002-2 Demand Note pursuant to SECTION 3.5(B) or (C) of this Series Supplement that were deposited into the Series 2002-2 Distribution Account and paid to the Series 2002-2 Noteholders during the one year period ending on the Series 2002-2 Letter of Credit Termination Date; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred during such one year period, the Series 2002-2 Demand Note Payment Amount as of the Series 2002-2 Letter of Credit Termination Date shall equal the Series 2002-2 Demand

Note Payment Amount as if it were calculated as of the date of such occurrence.

                  "SERIES 2002-2 DEPOSIT DATE" has the meaning specified in
SECTION 3.2 of this Series Supplement.

                  "SERIES 2002-2 DISTRIBUTION ACCOUNT" has the meaning specified in SECTION 3.9(A) of this Series Supplement.

                  "SERIES 2002-2 DISTRIBUTION ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.9(D) of this Series Supplement.

                  "SERIES 2002-2 ELIGIBLE LETTER OF CREDIT PROVIDER" means (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000, and with respect to which providing or becoming an assignee of the obligations of the Series 2002-2 Letter of Credit Provider would not constitute a prohibited transaction under Section 4975 of ERISA, or (c) any other financial institution, in each case, satisfactory to ARG II, and having, at the time of the issuance of the related Series 2002-2 Letter of Credit, a long-term debt rating of at least "AA-" from Standard & Poor's and at least "Al" from Moody's.

                  "SERIES 2002-2 ELIGIBLE MANUFACTURER PROGRAM" means, at any time, a Group IV Manufacturer Program that is in full force and effect with a Series 2002-2 Eligible Program Manufacturer; PROVIDED that with respect to any new Group IV Manufacturer Program (including a new model year Manufacturer Program of a Series 2002-2 Eligible Program Manufacturer and a Group IV Manufacturer Program of a new Manufacturer) that is proposed for consideration after the date hereof as a Series 2002-2 Eligible Manufacturer Program, prior to such new Group IV Manufacturer Program constituting a "Series 2002-2 Eligible Manufacturer Program" hereunder, ARG II shall have satisfied the Series 2002-2 Rating Agency Confirmation Condition with respect to such Series 2002-2 Eligible Manufacturer Program; and PROVIDED FURTHER that, if there is a material change to a Group IV Manufacturer Program during a model year, ARG II shall have satisfied the Series 2002-2 Rating Agency Confirmation Condition with respect to such change prior to such Group IV Manufacturer Program, as changed, constituting a "Series 2002-2 Eligible Manufacturer Program."

                  "SERIES 2002-2 ELIGIBLE NON-PROGRAM MANUFACTURER" means (a) each Manufacturer listed on EXHIBIT F-1 to this Series Supplement, and (b) any other Manufacturer with respect to which ARG II has satisfied the Series 2002-2 Rating Agency Confirmation Condition, unless, in each case, (i) a Manufacturer Event of Default has occurred pursuant to CLAUSE (I) of the definition thereof with respect to such Manufacturer and such Manufacturer is not generally paying its debts as they are due or (ii) such Manufacturer has experienced an Event of Bankruptcy.

                  "SERIES 2002-2 ELIGIBLE PROGRAM MANUFACTURER" means each Manufacturer (a) (i) who is listed on EXHIBIT F-2 to this Series Supplement,
(ii) who, at the time that the Manufacturer Program to which such Manufacturer is a party is proposed for consideration as a Series 2002-2 Eligible Manufacturer Program, is rated or whose parent is rated at least "BBB" by Standard & Poor's and "Baa3" by Moody's or (iii) with respect to which ARG II has satisfied the Series 2002-2 Rating Agency Confirmation Condition, (b) who has a Group IV Manufacturer Program and (c) who has not experienced a Manufacturer Event of Default which is continuing.

                  "SERIES 2002-2 ENHANCEMENT" means the Series 2002-2 Cash Collateral Account Collateral, each Series 2002-2 Letter of Credit, the Series 2002-2 Overcollateralization Amount and the Series 2002-2 Reserve Account.

                  "SERIES 2002-2 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 2002-2 Overcollateralization Amount,
(ii) the Series 2002-2 Letter of Credit Amount, (iii) the Series 2002-2 Available Reserve Account Amount and (iv) the amount of cash and Permitted Investments on deposit in the Series 2002-2 Excess Collection Account.

                  "SERIES 2002-2 ENHANCEMENT DEFICIENCY" means, as of any date of determination, the amount by which the Series 2002-2 Enhancement Amount is less than the Series 2002-2 Required Enhancement Amount as of such date.

                  "SERIES 2002-2 EXCESS COLLECTION ACCOUNT" has the meaning specified in SECTION 3.1(B) of this Series Supplement.

                  "SERIES 2002-2 EXCESS COLLECTION ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.1(f) of this Series Supplement.

                  "SERIES 2002-2 HYUNDAI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Hyundai and not turned in to Hyundai pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Hyundai under Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai and turned in to Hyundai pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company

Indenture and owed by Hyundai under and in accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai that have been delivered for Group IV Auction pursuant to a Group IV Manufacturer Program with Hyundai, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES(II), and (III) and (IV) above).

                  "SERIES 2002-2 INDENTURE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Series 2002-2 Invested Amount as of such date and (ii) the Series 2002-2 Required Overcollateralization Amount as of such date, and the denominator of which is equal to the sum of the Invested Amounts and Required Overcollateralization Amounts for all Group IV Series of Notes as of such date.

                  "SERIES 2002-2 INELIGIBLE MANUFACTURER PROGRAM" means, at any time, a Group IV Manufacturer Program that is in full force and effect with a Series 2002-2 Ineligible Program Manufacturer.

                  "SERIES 2002-2 INELIGIBLE PROGRAM MANUFACTURER" means each Series 2002-2 Eligible Non-Program Manufacturer, which is not a Series 2002-2 Eligible Program Manufacturer.

                  "SERIES 2002-2 INELIGIBLE PROGRAM VEHICLE" means a Group IV Vehicle that is subject to a Series 2002-2 Ineligible Manufacturer Program.

                  "SERIES 2002-2 INELIGIBLE PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Group IV Aggregate Asset Amount as of such date: (i) the Group IV Net Book Value of all Series 2002-2 Ineligible Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS
(ii) all amounts receivable by a Leasing Company, as of such date (other than Group IV Excluded Payments) from Series 2002-2 Ineligible Program Manufacturers under Group IV Manufacturer Programs with respect to Group IV Eligible Vehicles that were Series 2002-2 Ineligible Program Vehicles (other than Group IV Exchanged Vehicles) leased under the Group IV Leases (as of the applicable Group IV Disposition Date) and turned in to such Manufacturers pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture, and owed by Series 2002-2 Ineligible Program Manufacturers under and in accordance with a Group IV Manufacturer Program, PLUS
(iii) with regard to Group IV Eligible Vehicles leased under the Group IV Leases (as of the applicable Group IV Disposition Date) that were manufactured by Series 2002-2 Ineligible Program Manufacturers that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles that were Series 2002-2 Ineligible Program Vehicles leased under the Group IV Leases (as of the applicable Group IV Disposition Date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Leases (as of the applicable Group IV Disposition Date) that were Series 2002-2 Ineligible Program Vehicles that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any and all accrued and unpaid Group IV Monthly Base Rent under the Group IV Leases with respect to such Group IV Eligible Vehicles as of such date (net of amounts set forth in CLAUSE (II), (III) and (IV) above).

                  "SERIES 2002-2 INELIGIBLE PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2002-2 Ineligible Program Vehicle Amount as of such date and the denominator of which is equal to the sum of (i) Series 2002-2 Program Vehicle Amount, (ii) the Series 2002-2 Ineligible Program Vehicle Amount and (iii) the Series 2002-2 Non-Program Vehicle Amount.

                  "SERIES 2002-2 INITIAL INVESTED AMOUNT" means the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount, the Class C Initial Invested Amount and the Class D Initial Invested Amount.

                  "SERIES 2002-2 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 2002-2 Interest

Period shall commence on and include the Series 2002-2 Closing Date and end on and include October 20, 2002.

                  "SERIES 2002-2 INTEREST RATE CAP" has the meaning specified in
SECTION 3.11(A) of this Series Supplement.

                  "SERIES 2002-2 INVESTED AMOUNT" means, the sum of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount.

                  "SERIES 2002-2 INVESTED PERCENTAGE" means as of any date of determination:

                  (a) when used with respect to Group IV Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the sum of the Series 2002-2 Invested Amount and the Series 2002-2 Overcollateralization Amount, determined during the Series 2002-2 Revolving Period as of the end of the Group IV Related Month (or, until the end of the initial Group IV Related Month, on the Series 2002-2 Closing Date), or, during the Series 2002-2 Controlled Amortization Period and the Series 2002-2 Rapid Amortization Period, as of the end of the Series 2002-2 Revolving Period, and the denominator of which is the greater of (I) the Group IV Aggregate Asset Amount as of the end of the Group IV Related Month or, until the end of the initial Group IV Related Month, as of the Series 2002-2 Closing Date, and (II) as of the same date as in CLAUSE (I), the sum of the numerators used to determine the invested percentages for allocations with respect to Group IV Principal Collections for all Group IV Series of Notes and all classes of such Group IV Series of Notes; and

                  (b) when used with respect to Group IV Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series 2002-2 Accrued Amounts on such date of determination, and the denominator of which is the aggregate Accrued Amounts with respect to all Group IV Series of Notes on such date of determination.

                  "SERIES 2002-2 ISUZU AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Isuzu and not turned in to Isuzu pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Isuzu under

Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu and turned in to Isuzu pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Isuzu under and in accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

                  "SERIES 2002-2 LEASE PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of the aggregate amount of Group IV Interest Collections and Group IV Principal Collections which pursuant to SECTION 3.2(A), (B), (C), (D) or (E) of this Series Supplement would have been allocated to the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account or the Series 2002-2 Excess Collection Account if all payments required under the Group IV Leases to have been made during the period from and excluding the immediately preceding Distribution Date to and including such Distribution Date were made in full, over the aggregate amount of Group IV Interest Collections and Group IV Principal Collections which pursuant to
SECTION 3.2(A), (B), (C), (D) or (E) of this Series Supplement have been allocated to the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account or the Series 2002-2 Excess Collection Account during such period.

                  "SERIES 2002-2 LETTER OF CREDIT" means an irrevocable letter of credit, if any, substantially in the form of EXHIBIT G to this Series Supplement issued by a Series 2002-2 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2002-2 Noteholders.

                  "SERIES 2002-2 LETTER OF CREDIT AMOUNT" means, as of any date of determination, (i) the amount available to be drawn on such date under each

Series 2002-2 Letter of Credit, as specified therein, and (ii) if the Series 2002-2 Cash Collateral Account has been established and funded pursuant to
SECTION 3.8 of this Series Supplement, the Series 2002-2 Available Cash Collateral Account Amount on such date.

                  "SERIES 2002-2 LETTER OF CREDIT EXPIRATION DATE" means, with respect to any Series 2002-2 Letter of Credit, the expiration date set forth in such Series 2002-2 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2002-2 Letter of Credit.

                  "SERIES 2002-2 LETTER OF CREDIT LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2002-2 Letter of Credit, as specified therein, and (b) if the Series 2002-2 Cash Collateral Account has been established and funded pursuant to SECTION 3.8 of this Series Supplement, the Series 2002-2 Available Cash Collateral Account Amount on such date.

                  "SERIES 2002-2 LETTER OF CREDIT PROVIDER" means the issuer of a Series 2002-2 Letter of Credit.

                  "SERIES 2002-2 LETTER OF CREDIT TERMINATION DATE" means the first to occur of (a) the date on which the Series 2002-2 Notes are fully paid;
(b) the termination of this Series Supplement in accordance with its terms; and
(c) such earlier date consented to by the Rating Agencies.

                  "SERIES 2002-2 LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the amount available to be drawn on such date under the Series 2002-2 Letters of Credit, as specified therein, (b) if the Series 2002-2 Cash Collateral Account has been established and funded pursuant to SECTION 3.8 of this Series Supplement, the Series 2002-2 Available Cash Collateral Account Amount on such date and (c) the Series 2002-2 Available Reserve Account Amount on such date.

                  "SERIES 2002-2 MAXIMUM AGGREGATE HYUNDAI/ISUZU/SUBARU/SUZUKI AMOUNT" means, as of any day, with respect to Hyundai, Isuzu, Subaru and Suzuki, in the aggregate, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM AMOUNT" means any of the Series 2002-2 Maximum Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount, the Series 2002-2 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount, the Series 2002-2 Maximum Mazda Program Vehicle Amount, the Series 2002-2 Maximum Non-Program Mazda Amount, the Series 2002-2 Maximum Mitsubishi Amount, the Series 2002-2 Maximum Nissan Amount, the Series 2002-2 Maximum Nissan Program Vehicle Amount, the Series 2002-2 Maximum Non-Eligible Manufacturer Amount, the Series 2002-2 Maximum Ineligible Program Vehicle Amount and the Series 2002-2 Maximum Non-Program Vehicle Amount.

                  "SERIES 2002-2 MAXIMUM INDIVIDUAL HYUNDAI/ISUZU/SUBARU/SUZUKI AMOUNT" means, as of any day, with respect to Hyundai, Isuzu, Subaru or Suzuki, individually, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM INELIGIBLE PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM MAZDA PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to (a) if Mazda is rated at least "BBB-" by Standard & Poor's and "Baa3" by Moody's, *% of the Group IV Aggregate Asset Amount as of such day and (b) if Mazda is not rated at least "BBB-" by Standard & Poor's and "Baa3" by Moody's, *% of the Group IV Aggregate Asset Amount as of such day.

                  "SERIES 2002-2 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM NISSAN AMOUNT" means, as of any day, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM NISSAN PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to (a) if Nissan is rated greater than "BBB-" by Standard & Poor's and greater than or equal to "Baa3" by Moody's, *% of the Group IV Aggregate Asset Amount as of such day, (b) if Nissan is rated "BBB-" by Standard & Poor's and "Baa3" by Moody's, *% of the Group IV Aggregate Asset Amount as of such day, (c) if Nissan is rated at least "BBB-" by Standard & Poor's and at least "Ba1" by Moody's, *% of the Group IV Aggregate Asset Amount as of such day and (d) if Nissan is not rated at least "BBB-" by Standard & Poor's and at least "Ba1" by Moody's, zero.

                  "SERIES 2002-2 MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM NON-PROGRAM MAZDA AMOUNT" means, as of any day, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to *% of the Group IV Aggregate Asset Amount as of such date.

                  "SERIES 2002-2 MAZDA AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Non-Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating

Leases as of such date that were manufactured by Mazda and not turned in to Mazda pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Non-Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (iii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Non-Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSE (II) above).

                  "SERIES 2002-2 MAZDA PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Series 2002-2 Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Mazda and not turned in to Mazda pursuant to its Group IV Manufacturer Program, if any, or delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, plus (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Mazda under Manufacturer Programs with respect to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mazda and turned in to Mazda pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Mazda under and in accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been delivered for Group IV Auction, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such

Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

                  "SERIES 2002-2 MITSUBISHI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Mitsubishi and not turned in to Mitsubishi pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, plus (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Mitsubishi under Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi and turned in to Mitsubishi pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Mitsubishi under and accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and
(IV) above).

                  "SERIES 2002-2 NISSAN AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Nissan and not turned in to Nissan pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Nissan under Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan and turned in to Nissan pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Nissan under and accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

                  "SERIES 2002-2 NISSAN PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Series 2002-2 Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Nissan and not turned in to Nissan pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, plus (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Nissan under Manufacturer Programs with respect to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan and turned in to Nissan pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Nissan under and accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been delivered for Group IV Auction, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES
(II), (III) and (IV) above).

                  "SERIES 2002-2 NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Manufacturers other than Series 2002-2 Eligible Program Manufacturers or Series 2002-2 Eligible Non-Program Manufacturers and not turned in to the Manufacturer thereof pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Manufacturers other than Series 2002-2 Eligible Program Manufacturers or Series 2002-2 Eligible Non-Program Manufacturers that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable on such date under the Group IV Operating Leases, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Manufacturers other than Series 2002-2 Eligible Program Manufacturers or Series 2002-2 Eligible Non-Program Manufacturers that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSE (II) above).

                  "SERIES 2002-2 NON-PROGRAM VEHICLE" means a Group IV Vehicle that is not subject to a Series 2002-2 Eligible Manufacturer Program or a Series 2002-2 Ineligible Manufacturer Program.

                  "SERIES 2002-2 NON-PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Series 2002-2 Non-Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Non-Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (iii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Non-Program Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSE (II) above).

                  "SERIES 2002-2 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2002-2 Non-Program Vehicle Amount as of such date and the denominator of which is equal to the sum of (i) Series 2002-2 Program Vehicle Amount, (ii) the Series 2002-2 Ineligible Program Vehicle Amount and (iii) the Series 2002-2 Non-Program Vehicle Amount.

                  "SERIES 2002-2 NOTEHOLDER" means the person in whose name a Series 2002-2 Note is registered in the Note Register.

                  "SERIES 2002-2 NOTES" means any one of the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes.

                  "SERIES 2002-2 OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess of (a) the product of the Series 2002-2 Indenture Percentage and the Group IV Aggregate Asset Amount, in each case as of such date of determination, over (b) the Series 2002-2 Invested Amount as of such date of determination minus the amount of cash and Permitted Investments on deposit in the Series 2002-2 Excess Collection Account which is available for reduction of (but has not been applied to reduce) the Series 2002-2 Invested Amount as of such date of determination.

                  "SERIES 2002-2 PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2002-2 Invested Amount as of such date and the denominator of which is the sum of the Invested Amounts for all Series of Notes as of such date.

                  "SERIES 2002-2 PRINCIPAL ALLOCATION" has the meaning specified in SECTION 3.2(A)(II) of this Series Supplement.

                  "SERIES 2002-2 PROGRAM VEHICLE" means a Group IV Vehicle subject to a Series 2002-2 Eligible Manufacturer Program.

                  "SERIES 2002-2 PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amount are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Series 2002-2 Program Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Manufacturers under Manufacturer Programs with respect to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable Group IV Disposition Date) and turned in to such Manufacturers pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Series 2002-2 Eligible Program Manufacturers under and in accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable Group IV Disposition Date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE
(II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles that were Series 2002-2

Program Vehicles leased under the Group IV Operating Leases (as of the applicable Group IV Disposition Date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles that were Series 2002-2 Program Vehicles leased under the Group IV Operating Leases (as of the applicable Group IV Disposition Date) that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES(II), (III) and (IV) above).

                  "SERIES 2002-2 PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2002-2 Program Vehicle Amount as of such date and the denominator of which is equal to the sum of (i) Series 2002-2 Program Vehicle Amount, (ii) the Series 2002-2 Ineligible Program Vehicle Amount and (iii) the Series 2002-2 Non-Program Vehicle Amount.

                  "SERIES 2002-2 RAPID AMORTIZATION PERIOD" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2002-2 Notes and ending upon the earliest to occur of (i) the date on which the Series 2002-2 Notes, together with all accrued interest thereon, and all other amounts payable under the Series 2002-2 Supplement are fully paid and
(ii) the termination of this Series Supplement in accordance with its terms.

                  "SERIES 2002-2 RATING AGENCY CONFIRMATION AND CONSENT CONDITION" means, with respect to the Series 2002-2 Notes and any action, that
(i) each Rating Agency shall have notified ARG II and the Trustee in writing that such action will not result in a reduction or withdrawal of the ratings in effect immediately before the taking of such action of the Series 2002-2 Notes and (ii) the Noteholders representing more than 50% of the Invested Amount of the Series 2002-2 Notes shall have consented in writing to such action.

                  "SERIES 2002-2 RATING AGENCY CONFIRMATION CONDITION" means, with respect to the Series 2002-2 Notes and any action, including the issuance of an additional Series of Notes, that each Rating Agency shall have notified ARG II and the Trustee in writing that such action will not result in a reduction or withdrawal of the ratings in effect immediately before the taking of such action of the Series 2002-2 Notes.

                  "SERIES 2002-2 REIMBURSEMENT AGREEMENT" means any and each agreement providing for the reimbursement of a Series 2002-2 Letter of Credit Provider for draws under its Series 2002-2 Letter of Credit.

                  "SERIES 2002-2 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the product of (x) the Series 2002-2 Required Enhancement Percentage as of such date and (y) the result of the Series 2002-2 Invested Amount as of such date MINUS the sum of (A) the amount of cash and Permitted Investments on deposit in the Series 2002-2 Excess Collection Account which is available for reduction of (but has not been applied to reduce) the Series 2002-2 Invested Amount, (B) the amount of cash and Permitted Investments on deposit in the Master Collateral Account (as defined in the Master Collateral Agency Agreement) allocable to the Group IV Leasing Company Trustee on behalf of the Issuer, as holder of the Group IV Leasing Company Notes, which will be further allocated to the Series 2002-2 Notes and available for reduction of the Series 2002-2 Invested Amount, (C) the product of (I) the Series 2002-2 Indenture Percentage and (II) the amount of cash and Permitted Investments on deposit in the Group IV Leasing Company Collection Accounts as of such date and available for reduction of the Series 2002-2 Invested Amount, and
(D) the amount of cash and Permitted Investments on deposit in the Series 2002-2 Collection Account and available for reduction of the Series 2002-2 Invested Amount, in each case as of such date and (ii) the Series 2002-2 Required Enhancement Incremental Amount, as of such date; PROVIDED, HOWEVER, that following the occurrence of a Series 2002-2 Amortization Event described in CLAUSE (P), (R) or (W) of the definition thereof, the Series 2002-2 Required Enhancement Amount, as of any date of determination following the date of such occurrence, shall mean the sum of (i) the product of (x) the Series 2002-2 Required Enhancement Percentage as of such date of determination and (y) the result of the Series 2002-2 Invested Amount as of the date of such occurrence minus the sum of (A) the amount of cash and Permitted Investments on deposit in the Series 2002-2 Excess Collection Account which is available for reduction of (but has not been applied to reduce) the Series 2002-2 Invested Amount, (B) the amount of cash and Permitted Investments on deposit in the Master Collateral Account allocable to the Leasing Company Trustee on behalf of ARG II, as holder of the Group IV Leasing Company Notes, which will be further allocated to the Series 2002-2 Notes and available for reduction of the Series 2002-2 Invested Amount, (C) the product of (I) the Series 2002-2 Indenture Percentage and (II) the amount of cash and Permitted Investments on deposit in the Group IV Leasing Company Collection Accounts and available for reduction of the Series 2002-2 Invested Amount, and (D) the amount of cash and Permitted Investments on deposit in the Series 2002-2 Collection Account and available for reduction of the Series 2002-2 Invested Amount, in each case as of such date of determination and
(ii) the Series 2002-2 Required Enhancement Incremental Amount, as of such date of determination.

                  "SERIES 2002-2 REQUIRED ENHANCEMENT INCREMENTAL AMOUNT" means

                  (i) as of the Series 2002-2 Closing Date, $0;

                  (ii) as of any date thereafter, the product of (A) the Series 2002-2 Indenture Percentage and (B) the sum of (l) the excess, if any, of the Series 2002-2 Non-Program Vehicle Amount over the Series 2002-2 Maximum Non-Program

         Vehicle Amount as of such immediately preceding Business Day, (2) the excess, if any, of the Series 2002-2 Hyundai Amount over the Series 2002-2 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Series 2002-2 Isuzu Amount over the Series 2002-2 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Series 2002-2 Mazda Amount over the Series 2002-2 Maximum Non-Program Mazda Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Series 2002-2 Mazda Program Vehicle Amount over the Series 2002-2 Maximum Mazda Program Vehicle Amount as of such immediately preceding Business Day, (6) the excess, if any, of the Series 2002-2 Mitsubishi Amount over the Series 2002-2 Maximum Mitsubishi Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Series 2002-2 Nissan Amount over the Series 2002-2 Maximum Nissan Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Series 2002-2 Nissan Program Vehicle Amount over the Series 2002-2 Maximum Nissan Program Vehicle Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Series 2002-2 Subaru Amount over the Series 2002-2 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Series 2002-2 Suzuki Amount over the Series 2002-2 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (11) the excess, if any, of the Series 2002-2 Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount over the Series 2002-2 Maximum Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (12) the excess, if any, of the Series 2002-2 Ineligible Program Vehicle Amount over the Series 2002-2 Maximum Ineligible Program Vehicle Amount as of such immediately preceding Business Day and (13) the excess, if any, of the Series 2002-2 Non-Eligible Manufacturer Amount over the Series 2002-2 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day.

                  "SERIES 2002-2 REQUIRED ENHANCEMENT PERCENTAGE" means, as of any date of determination on or subsequent to the Series 2002-2 Closing Date, a percentage calculated with respect to the preceding day equal to the sum of (I) the product of (A) the greater of (x) *% MINUS the percentage equivalent of a fraction, the numerator of which shall be the sum of the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount as of such date and the denominator of which shall be the Series 2002-2 Invested Amount as of such date and (y) *%, times (B) the percentage of the Group IV Aggregate Asset Amount attributable to Series 2002-2 Program Vehicles (the "Series 2002-2 Program Vehicle Percentage") as of such preceding day, (II) the product of (A)

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the Series 2002-2 Required Non-Program Enhancement Percentage as of such preceding day times (B) the percentage of the Group IV Aggregate Asset Amount attributable to Series 2002-2 Non-Program Vehicles (the "Series 2002-2 Non-Program Vehicle Percentage") as of such preceding day and (III) the product of (A) the Series 2002-2 Required Ineligible Program Enhancement Percentage as of such preceding day times (B) the percentage of the Group IV Aggregate Asset Amount attributable to Series 2002-2 Ineligible Program Vehicles (the "Series 2002-2 Ineligible Program Vehicle Percentage") as of such preceding day. The Series 2002-2 Required Enhancement Percentage may change from and after the Effective Date in order to maintain the ratings on each Class of Series 2002-2 Notes at the same level such Class was rated on the Series 2002-2 Closing Date.

                  "SERIES 2002-2 REQUIRED INELIGIBLE PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination on or subsequent to the Series 2002-2 Closing Date, the sum of (a) the greater of (i) *% MINUS the percentage equivalent of a fraction, the numerator of which shall be the sum of the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount as of such date and the denominator of which shall be the Series 2002-2 Invested Amount as of such date and (ii) *%, and (b) an amount (not less than zero) equal to 100% minus the lesser of (x) the lowest Measurement Month Average of any full Measurement Month within the preceding twelve calendar months (or such fewer number of calendar months as have elapsed since the Series 2002-2 Closing Date) and (y) an amount (not less than zero) equal to the Fair Market Value Average as of the immediately preceding Determination Date.

                  "SERIES 2002-2 REQUIRED LIQUIDITY AMOUNT" means, with respect to any Distribution Date, an amount equal to *% of the Series 2002-2 Invested Amount on such Distribution Date.

                  "SERIES 2002-2 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination on or subsequent to the Series 2002-2 Closing Date, the sum of (a) the greater of (i) *% MINUS the percentage equivalent of a fraction, the numerator of which shall be the sum of the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount as of such date and the denominator of which shall be the Series 2002-2 Invested Amount as of such date and (ii) *%, and (b) an amount equal to 100% minus the lesser of (x) the lowest Measurement Month Average of any full Measurement Month within the preceding twelve calendar months (or such fewer number of calendar months as have elapsed since the Series 2002-2 Closing Date) and (y) an amount (not less than zero) equal to the Fair Market Value Average as of the immediately preceding Determination Date.

                  "SERIES 2002-2 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of (a) the Series 2002-2 Required Enhancement Amount as of such date over (b) the sum of (i) the Series 2002-2 Available Reserve Account Amount as of such date and (ii) the Series 2002-2 Letter of Credit Amount as of such date.

                  "SERIES 2002-2 REQUIRED RESERVE ACCOUNT AMOUNT" means, with respect to any Distribution Date, an amount equal to the greater of (a) the excess, if any, of the Series 2002-2 Required Liquidity Amount on such Distribution Date over the Series

2002-2 Liquidity Amount on such Distribution Date and (b) the excess, if any, of the Series 2002-2 Required Enhancement Amount over the Series 2002-2 Enhancement Amount.

                  "SERIES 2002-2 REQUISITE EMERGENCE EVENT CONSENTS" means at least 25% of the holders of Series 2002-2 Notes representing each of (i) the Class A Invested Amount, (ii) the Class B Invested Amount, (iii) the Class C Invested Amount and (iv) the Class D Invested Amount with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, respectively, has consented to the Proposed Emergence Amendments.

                  "SERIES 2002-2 RESERVE ACCOUNT" has the meaning specified in
SECTION 3.7(A) of this Series Supplement.

                  "SERIES 2002-2 RESERVE ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.7(D) of this Series Supplement.

                  "SERIES 2002-2 RESERVE ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 2002-2 Available Reserve Account Amount over the Series 2002-2 Required Reserve Account Amount on such Distribution Date.

                  "SERIES 2002-2 REVOLVING PERIOD" means the period from and including the Series 2002-2 Closing Date to the earlier of (i) the commencement of the Class A Controlled Amortization Period and (ii) the commencement of the Series 2002-2 Rapid Amortization Period.

                  "SERIES 2002-2 SUBARU AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Subaru and not turned in to Subaru pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Subaru under Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Subaru and turned in to Subaru pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Subaru under and accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the

Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

                  "SERIES 2002-2 SUZUKI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Group IV Aggregate Asset Amount" for such date: (i) the Group IV Net Book Value of all Group IV Vehicles that are Group IV Eligible Vehicles leased under the Group IV Operating Leases as of such date that were manufactured by Suzuki and not turned in to Suzuki pursuant to its Group IV Manufacturer Program, if any, not delivered for Group IV Auction pursuant to its Group IV Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Group IV Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Suzuki under Manufacturer Programs with respect to Group IV Eligible Vehicles (other than Exchanged Vehicles) leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki and turned in to Suzuki pursuant to any such Group IV Manufacturer Program or delivered for Group IV Auction pursuant to any such Group IV Manufacturer Program and the aggregate of all Group IV Eligible Receivables owned by a Leasing Company, financed under the related Group IV Leasing Company Indenture and owed by Suzuki under and in accordance with a Group IV Manufacturer Program, PLUS (iii) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Group IV Auction of such Group IV Eligible Vehicles as of such date, PLUS (iv) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any Group IV Casualty Payments or Group IV Termination Payments with respect to such Group IV Eligible Vehicles due and payable as of such date under the Group IV Operating

Leases, PLUS (v) with regard to Group IV Eligible Vehicles leased under the Group IV Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Group IV Auction or otherwise sold, any accrued and unpaid Group IV Monthly Base Rent under the Group IV Operating Leases with respect to such Group IV Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

                  "SERIES SUPPLEMENT" has the meaning set forth in the preamble.

                  "SERVICER" means ANC.

                  "STANDARD & POOR'S" means Standard & Poor's Rating Services Group, a division of the McGraw-Hill Companies, Inc.

                  "STANDARD & POOR'S QUALIFIED INTEREST RATE CAP COUNTERPARTY" means, a bank or other financial institution, which has a short-term unsecured debt rating of at least "A-1" or a long-term unsecured rating of at least "A+", in each case, from Standard & Poor's or is otherwise approved by Standard & Poor's.

                  "SUBARU" means Subaru of America, Inc., a Hawaii corporation.

                  "SUPERMAJORITY NOTEHOLDERS" means, with respect to the Series 2002-2 Notes, Series 2002-2 Noteholders holding 662/3% or more of the Series 2002-2 Invested Amount (excluding any Series 2002-2 Notes held by ARG II or any Affiliate of ARG II).

                  "SUZUKI" means American Suzuki Motor Corporation, a California corporation.

                  "TELERATE PAGE 3750" has the meaning set forth in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions.

                  "TEMPORARY GLOBAL CLASS A NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "TEMPORARY GLOBAL CLASS B NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "TEMPORARY GLOBAL CLASS C NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "TEMPORARY GLOBAL CLASS D NOTE" has the meaning specified in
SECTION 6.1 of this Series Supplement.

                  "TEMPORARY GLOBAL NOTE" shall mean a Class A Temporary Global Note, a Class B Temporary Global Note, the Class C Temporary Global Note or a Class D Temporary Global Note, as applicable.

                  "TERMINATION DATE DISBURSEMENT" means an amount drawn under a Series 2002-2 Letter of Credit pursuant to a Certificate of Termination Date Demand.

                  "TERMINATION DISBURSEMENT" means an amount drawn under a Series 2002-2 Letter of Credit pursuant to a Certificate of Termination Demand.

                  "UNPAID DEMAND NOTE DISBURSEMENT" means an amount drawn under a Series 2002-2 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

                  "WAIVER EVENT" means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2002-2 Maximum Amount.

                  "WAIVER REQUEST" has the meaning set forth in ARTICLE V of this Series Supplement.

                                   ARTICLE II

                  Section 2.1 GRANT OF SECURITY INTEREST.

                  (a) To secure the Group IV ARG II Obligations, ARG II hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Group IV Noteholders (the "GROUP IV SECURED PARTIES"), and hereby grants to the Trustee, for the benefit of the Group IV Secured Parties, a security interest in all of ARG II's right, title and interest in and to all of the following assets, property and interests in property, whether now or hereafter existing, acquired or created (all of such right, title and interest being referred to as the "GROUP IV COLLATERAL"):

                           (i) the Group IV Leasing Company Notes and the Group IV Leasing Company Indentures, including, without limitation, all monies due and to become due to ARG II from any Leasing Company under or in connection with the Group IV Leasing Company Notes or the Group IV Leasing Company Indentures, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the provisions of the Group IV Leasing Company Indentures or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of ARG II against any other party under or with respect to the Group IV Leasing Company Notes or the Group IV Leasing Company Indentures (whether arising pursuant to the terms of such Group IV Leasing Company Notes or the Group IV Leasing Company Indentures or otherwise available to ARG II at law or in equity), the right to enforce any of the Group IV Leasing Company Indentures as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group IV Leasing Company Indentures or the obligations of any party thereunder;

                           (ii) the Group IV Leasing Company Related Documents, including, without limitation, all monies due and to become due to ARG II thereunder or in connection therewith, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Group IV Leasing Company Related Documents or otherwise, and all rights, remedies, powers, privileges and claims of ARG II against any other party under or with respect to the Group IV Leasing Company Related Documents (whether arising pursuant to the terms of such Group IV Leasing Company Related Document or otherwise available to ARG II at law or in equity), the right to enforce any of the Group IV Leasing Company Related Documents as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group IV Leasing Company Related Documents or the obligations of any party thereunder;

                           (iii) all right, title and interest of ARG II in, to and under the Group IV Receivables Trust Agreement, the Group IV Beneficial Interest and the right to receive all distributions and payments pursuant thereto and in respect thereof;

                           (iv) (a) the Group IV Collection Account, (b) all funds on deposit therein from time to time, (c) all certificates and instruments, if any, representing or evidencing any or all of the Group IV Collection Account or the funds on deposit therein from time to time, and (d) all Permitted Investments made at any time and from time to time with the moneys in the Group IV Collection Account or any subaccount thereof (including income thereon);

                           (v) all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by ARG II or by anyone on its behalf; and

                           (vi) all proceeds, products, rents or profits of any and all of the foregoing.

                  (b) To secure the Group IV ARG II Obligations, ARG II hereby confirms the grant, pledge, hypothecation, assignment, conveyance, delivery and transfer to the Group IV Receivables Trustee under the Group IV Receivables Trust Agreement, in exchange for the Group IV Beneficial Interest, of all ARG II's right, title and interest in, to the Group IV Note Payment Rights.

                  (c) The foregoing grant is made in trust to secure the Group IV ARG II Obligations and to secure compliance with the provisions of this Series Supplement. The Trustee, as Trustee on behalf of the Group IV Secured Parties, acknowledges such grant, accepts the trusts under this Series Supplement in accordance with the provisions of this Series Supplement and subject to Section 10.1 and 10.2 of the Base Indenture, agrees to perform its duties required in this Series Supplement and the

         Base Indenture so as to protect the interests of the Group IV Secured Parties. The Group IV Collateral shall secure the Group IV Notes equally and ratably without prejudice, priority (except, with respect to any Series of Group IV Notes, as otherwise stated in the applicable Series Supplement) or distinction.

                  For all purposes hereunder and for the avoidance of doubt, any portion of the Master Collateral and any Group-Specific Collateral in respect of which the Trustee has been named as a Beneficiary on behalf of the Noteholders of a Segregated Series of Notes pledged to secure the obligations to such Noteholders of a Segregated Series of Notes, in each case, as contemplated in
SECTION 3.3(B) hereof, will be held by the Trustee solely for the benefit of the Noteholders of such Segregated Series of Notes and no other Noteholders shall be considered a Secured Party with respect to such Master Collateral or Group-Specific Collateral unless specifically provided in the Series Supplement for such Series of Notes. Similarly, no Noteholder of a Series of Notes other than a Group IV Series of Notes will be considered a Group IV Secured Party with respect to the Group IV Collateral or Master Collateral in respect of which the Trustee has been named as a Beneficiary on behalf of the Group IV Noteholders. For the avoidance of doubt, if it is determined that the Group IV Secured Parties have an interest in, to or under Group-Specific Collateral other than the Group IV Collateral, then the Group IV Secured Parties agree that their interest in, to or under such other Group-Specific Collateral shall be subordinate in all respects to the claims or rights of the Noteholders with respect to any Series of Notes entitled to the benefit of such other Group-Specific Collateral. This Series Supplement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                                  ARTICLE III

                            SERIES 2002-2 ALLOCATIONS

                  With respect to the Series 2002-2 Notes only, the following shall apply:

                  Section 3.1 ESTABLISHMENT AND ADMINISTRATION OF SERIES 2002-2 COLLECTION ACCOUNT, SERIES 2002-2 ACCRUED INTEREST ACCOUNT AND SERIES 2002-2 EXCESS COLLECTION ACCOUNT.

                  (a) ALLOCATION OF GROUP IV COLLECTIONS. All Group IV Collections allocable to the Series 2002-2 Notes pursuant to SECTION 3.2 of this Series Supplement shall be allocated to the Group IV Collection Account.

                  (b) CREATION OF ACCOUNTS. The Trustee will establish as a segregated trust account for the benefit of the Series 2002-2 Noteholders the Series 2002-2 Excess Collection Account (such account, the "SERIES 2002-2 EXCESS COLLECTION ACCOUNT"). The Trustee will also create or establish as either Administrative Subaccounts within the Group IV Collection Account or as segregated trust accounts, in each case for the benefit of the Series 2002-2

Noteholders, the Series 2002-2 Collection Account (such account, the "SERIES 2002-2 COLLECTION ACCOUNT") and the Series 2002-2 Accrued Interest Account (such account, the "SERIES 2002-2 ACCRUED INTEREST ACCOUNT").

                  (c) ESTABLISHMENT OF THE SERIES 2002-2 COLLECTION ACCOUNT, THE SERIES 2002-2 ACCRUED INTEREST ACCOUNT AND THE SERIES 2002-2 EXCESS COLLECTION ACCOUNT. The Series 2002-2 Excess Collection Account and, if the Trustee establishes the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account as segregated trust accounts, the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account, as the case may be, shall be established and maintained by the Trustee as segregated trust accounts in the name of the Trustee for the benefit of the Series 2002-2 Noteholders, each account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Noteholders. Each such account shall be maintained as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in such account; provided, that, if at any time the credit rating of any securities issued by such depository institution or trust company shall be reduced to below "BBB" by Standard & Poor's or "A2" by Moody's or the short-term credit rating of any securities issued by such depository institution or trust company shall be reduced below "A3" by Standard & Poor's, then ARG II shall, within 10 Business Days of such reduction, establish a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in such account. If a new Series 2002-2 Collection Account, Series 2002-2 Accrued Interest Account or Series 2002-2 Excess Collection Account is established, the Trustee shall transfer all cash and investments from the previously existing non-qualifying account into the newly established account. Initially, each of the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account and the Series 2002-2 Excess Collection Account will be established as a segregated trust account with The Bank of New York.

                  (d) ADMINISTRATION OF THE SERIES 2002-2 COLLECTION ACCOUNT, THE SERIES 2002-2 ACCRUED INTEREST ACCOUNT AND THE SERIES 2002-2 EXCESS COLLECTION ACCOUNT. If the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account is an Administrative Subaccount, ARG II may direct the investment of any funds on deposit therein in accordance with SECTION 8.1(C) of this Series Supplement. ARG II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2002-2 Excess Collection Account and, if the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account is a segregated trust account, the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account, as the case may be, to invest funds on deposit in each such account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day immediately prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in any such account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments in respect of each such account will be credited to such account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) or Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition and (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account and the Series 2002-2 Excess Collection Account, including entering into a securities account control agreement with respect to the accounts. ARG II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss in the amount expended when such Permitted Investments were purchased. In the absence of written investment instructions hereunder, funds on deposit in any of the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account and the Series 2002-2 Excess Collection Account shall remain uninvested.

                  (e) EARNINGS FROM THE SERIES 2002-2 COLLECTION ACCOUNT, THE SERIES 2002-2 ACCRUED INTEREST ACCOUNT AND THE SERIES 2002-2 EXCESS COLLECTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in each of the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account and the Series 2002-2 Excess Collection Account shall be deemed to be on deposit therein and available for distribution.

                  (f) SERIES 2002-2 EXCESS COLLECTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-2 NOTES. In order to secure and provide for the repayment and payment of the Group IV ARG II Obligations with respect to the Series 2002-2 Notes, ARG II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-2 Noteholders, all of ARG II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Excess Collection Account, including any security entitlement thereto; (ii) all funds on deposit in the Series 2002-2 Excess Collection Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Excess Collection Account or the funds on deposit therein from time to time;
(iv) all investments made at any time and from time to time with monies in the Series 2002-2 Excess Collection Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interests, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Excess Collection Account, the funds on deposit therein from time to time or the investments made with such funds; and
(vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (I) through (VI) are referred to, collectively as the "SERIES 2002-2 EXCESS COLLECTION ACCOUNT

COLLATERAL"). The Trustee, for the benefit of the Series 2002-2 Noteholders, shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Excess Collection Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Excess Collection Account. The Series 2002-2 Excess Collection Account shall be under the sole dominion and control of the Trustee, for the benefit of the Series 2002-2 Noteholders.

                  (g) SERIES 2002-2 COLLECTION ACCOUNT AND SERIES 2002-2 ACCRUED INTEREST ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2002-2 NOTES. In order to secure and provide for the repayment and payment of the Group IV ARG II Obligations with respect to the Series 2002-2 Notes, if the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account is established as a segregated trust account, ARG II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-2 Noteholders, all of ARG II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account, as the case may be, including any security entitlement thereto; (ii) all funds on deposit in the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account, as the case may be, from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account, as the case may be, or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account, as the case may be, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account as the case may be, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (I) through (VI) are referred to, collectively as the "SERIES 2002-2 ADDITIONAL ACCOUNT COLLATERAL"). If any of the Series 2002-2 Collection Account and/or the Series 2002-2 Accrued Interest Account is a segregated trust account, the Trustee, for the benefit of the Series 2002-2 Noteholders, shall possess all right, title and interest in all funds on deposit from time to time in such trust account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of each such account. The Series 2002-2 Accrued Interest Account and/or the Series 2002-2 Collection Account to the extent either or both is established as a segregated trust account, shall be under the sole dominion and control of the Trustee, for the benefit of the Series 2002-2 Noteholders.

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                  Section 3.2 ALLOCATIONS WITH RESPECT TO THE SERIES 2002-2
NOTES.

                  The net proceeds from the issuance of the Series 2002-2 Notes will be deposited into the Group IV Collection Account. On the Series 2002-2 Closing Date and each Business Day on which Group IV Collections are deposited into the Group IV Collection Account (each such date, a "SERIES 2002-2 DEPOSIT DATE"), the Servicer will direct the Trustee in writing to allocate all amounts deposited into the Group IV Collection Account in accordance with the provisions of this SECTION 3.2.

                  (a) ALLOCATIONS OF GROUP IV COLLECTIONS DURING THE SERIES 2002-2 REVOLVING PERIOD. During the Series 2002-2 Revolving Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on each Series 2002-2 Deposit Date, all amounts deposited into the Group IV Collection Account as set forth below:

                  (i) allocate to the Series 2002-2 Collection Account an amount equal to the sum of (A) the Series 2002-2 Invested Percentage (as of such day) of the aggregate amount of Group IV Interest Collections on such day and (B) any amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap. All such amounts allocated to the Series 2002-2 Collection Account shall be further allocated to the Series 2002-2 Accrued Interest Account; and

                  (ii) allocate to the Series 2002-2 Excess Collection Account an amount equal to the Series 2002-2 Invested Percentage (as of such day) of the aggregate amount of Group IV Principal Collections on such day and, on the Series 2002-2 Closing Date, the proceeds from the issuance of the Series 2002-2 Notes (for any such day, the "SERIES 2002-2 PRINCIPAL ALLOCATION"); PROVIDED, HOWEVER, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE V of this Series Supplement.

                  (b) ALLOCATIONS OF GROUP IV COLLECTIONS DURING ANY SERIES 2002-2 CONTROLLED AMORTIZATION PERIOD. With respect to any Series 2002-2 Controlled Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 2002-2 Deposit Date, all amounts deposited into the Group IV Collection Account as set forth below:

                  (i) allocate to the Series 2002-2 Collection Account an amount determined as set forth in SECTION 3.2(A)(I) above for such day, which amount shall be further allocated to the Series 2002-2 Accrued Interest Account; and

                  (ii) (a) during the Class A Controlled Amortization Period, allocate to the Series 2002-2 Collection Account an amount equal to the Series 2002-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes; PROVIDED, that if the Monthly Total Principal Allocation exceeds the Class A Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2002-2 Excess

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

         Collection Account; and PROVIDED FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in
         ARTICLE V of this Series Supplement; (b) during the Class B Controlled Amortization Period, allocate to the Series 2002-2 Collection Account an amount equal to the Series 2002-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B Notes; PROVIDED, that if the Monthly Total Principal Allocation exceeds the Class B Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2002-2 Excess Collection Account; and PROVIDED FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE V of this Series Supplement; (c) during the Class C Controlled Amortization Period, allocate to the Series 2002-2 Collection Account an amount equal to the Series 2002-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class C Notes; PROVIDED, that if the Monthly Total Principal Allocation exceeds the Class C Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2002-2 Excess Collection Account; and PROVIDED FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE V of this Series Supplement; and (d) during the Class D Controlled Amortization Period, allocate to the Series 2002-2 Collection Account an amount equal to the Series 2002-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class D Notes; provided, that if the Monthly Total Principal Allocation exceeds the Class D Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2002-2 Excess Collection Account; and PROVIDED FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE V of this Series Supplement.

                  (c) ALLOCATIONS OF GROUP IV COLLECTIONS DURING THE SERIES 2002-2 RAPID AMORTIZATION PERIOD. With respect to the Series 2002-2 Rapid Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 2002-2 Deposit Date, all amounts deposited into the Group IV Collection Account as set forth below:

                  (i) allocate to the Series 2002-2 Collection Account an amount determined as set forth in SECTION 3.2(A)(I) above for such day, which amount shall be further allocated to the Series 2002-2 Accrued Interest Account; and

                  (ii) allocate to the Series 2002-2 Collection Account an amount equal to the Series 2002-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes, and after the Class A Notes have been paid in full shall be used to make principal payments to the Class B Notes, and after the Class B Notes have been paid in full shall be used to make principal payments to the Class C Notes, and after the Class C Notes have been

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

         paid in full shall be used to make principal payments to the Class D Notes.

                  (d) RESERVED.

                  (e) AMOUNTS ALLOCATED FROM OTHER SERIES. Amounts allocated from all other Series of Notes pursuant to the applicable Series Supplement to the payment of the principal of the Series 2002-2 Notes shall be allocated to the Series 2002-2 Excess Collection Account and applied in accordance with
SECTION 3.2(F) of this Series Supplement.

                  (f) SERIES 2002-2 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 2002-2 Excess Collection Account on any Series 2002-2 Deposit Date will be (w) FIRST, deposited in the Series 2002-2 Reserve Account in an amount up to the excess, if any, of the Series 2002-2 Required Reserve Account Amount for such date over the Series 2002-2 Available Reserve Account Amount for such date, (x) SECOND, used to pay the principal amount of other Group IV Series of Notes that are then required to be paid (PROVIDED that if the principal amount of more than one other Group IV Series of Notes are required to be paid, then amounts used pursuant to this SECTION 3.2(F)(X) of this Series Supplement shall be allocated to such other Group IV Series of Notes pro rata on the basis of the principal amount to be paid in respect of each such other Series) or, at the option of ARG II, to pay the principal amount of other Series of Notes that may be paid under the Indenture, in each case, only to the extent that no Series 2002-2 Enhancement Deficiency or other Amortization Event or Potential Amortization Event exists or would result therefrom and (y) THIRD, any remaining funds may be released to ARG II and used to fund increases in the principal amounts of the Group IV Leasing Company Notes to the extent the Leasing Companies have requested increases thereof or for any other purpose, only to the extent that no Series 2002-2 Enhancement Deficiency or other Amortization Event or Potential Amortization Event exists or would result therefrom. Notwithstanding the foregoing, upon the occurrence of an Amortization Event, all funds allocated to the Series 2002-2 Excess Collection Account will be allocated as Group IV Principal Collections by the Trustee to the Series 2002-2 Collection Account and applied to reduce the Series 2002-2 Invested Amount as specified in
SECTION 3.2(C) of this Series Supplement on the immediately succeeding Distribution Date.

                  Section 3.3 DISTRIBUTION DATES.

                  (a) DETERMINATION DATES. On each Determination Date, as provided in SECTION 3.3(B) below, the Servicer shall instruct the Trustee in writing to withdraw, and on the following Distribution Date the Trustee, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Series 2002-2 Accrued Interest Account pursuant to SECTIONS 3.3(B) and (H) below in respect of all funds available from Group IV Interest Collections processed since the preceding Distribution Date and allocated to the Series 2002-2 Noteholders, and all amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap.

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

                  (b) NOTE INTEREST WITH RESPECT TO THE SERIES 2002-2 NOTES.

                  (i) CLASS A NOTES. On each Determination Date, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn and paid pursuant to SECTION 3.4(A) of this Series Supplement from the Series 2002-2 Accrued Interest Account to the extent funds are anticipated to be available from Group IV Interest Collections allocable to the Series 2002-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date and all amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap, in respect of (x) first, an amount equal to the Class A Monthly Interest for the Series 2002-2 Interest Period ending on the day preceding such succeeding Distribution Date, and (y) second, an amount equal to the amount of any unpaid Class A Deficiency Amount, as of the preceding Distribution Date (together with accrued interest on such Class A Deficiency Amount). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this SECTION 3.3(B)(I) from the Series 2002-2 Accrued Interest Account and deposit such amounts in the Series 2002-2 Distribution Account.

                  (ii) CLASS B NOTES. On each Determination Date, subject to
         SECTION 3.12 of this Series Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Series 2002-2 Distribution Account (including, without limitation, all accrued interest, all interest accrued on such accrued interest and any Class A Deficiency Amounts), the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn and paid pursuant to SECTION 3.4(B) of this Series Supplement from the Series 2002-2 Accrued Interest Account to the extent funds are anticipated to be available from Group IV Interest Collections allocable to the Series 2002-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date and all amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap, in respect of (x) an amount equal to the Class B Monthly Interest for the Series 2002-2 Interest Period ending on the day preceding such succeeding Distribution Date and (y) second, an amount equal to the amount of any unpaid Class B Deficiency Amount, as of the preceding Distribution Date (together with accrued interest on such Class B Deficiency Amount). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this SECTION 3.3(B)(II) from the Series 2002-2 Accrued Interest Account and deposit such amounts in the Series 2002-2 Distribution Account.

                  (iii) CLASS C NOTES. On each Determination Date, subject to
         SECTION 3.13 of this Series Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders and the Class B Noteholders are available in the Series 2002-2 Distribution Account (including, without limitation, all accrued interest, all interest accrued on such accrued

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

         interest and any Class A Deficiency Amounts and any Class B Deficiency Amounts), the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn and paid pursuant to
         SECTION 3.4(C) of this Series Supplement from the Series 2002-2 Accrued Interest Account to the extent funds are anticipated to be available from Group IV Interest Collections allocable to the Series 2002-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date and all amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap, in respect of (x) first, an amount equal to the Class C Monthly Interest for the Series 2002-2 Interest Period ending on the day preceding such succeeding Distribution Date and (y) second, an amount equal to the amount of any unpaid Class C Deficiency Amount, as of the preceding Distribution Date (together with accrued interest on such Class C Deficiency Amount). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this
         SECTION 3.3(B)(III) from the Series 2002-2 Accrued Interest Account and deposit such amounts in the Series 2002-2 Distribution Account.

                  (iv) CLASS D NOTES. On each Determination Date, subject to
         SECTION 3.14 of this Series Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders are available in the Series 2002-2 Distribution Account (including, without limitation, all accrued interest, all interest accrued on such accrued interest and any Class A Deficiency Amounts, any Class B Deficiency Amounts and any Class C Deficiency Amounts), the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn and paid pursuant to SECTION 3.4(D) of this Series Supplement from the Series 2002-2 Accrued Interest Account to the extent funds are anticipated to be available from Group IV Interest Collections allocable to the Series 2002-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date and all amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap, in respect of (x) first, an amount equal to the Class D Monthly Interest for the Series 2002-2 Interest Period ending on the day preceding such succeeding Distribution Date and (y) second, an amount equal to the amount of any unpaid Class D Deficiency Amount, as of the preceding Distribution Date (together with accrued interest on such Class D Deficiency Amount). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this SECTION 3.3(B)(IV) from the Series 2002-2 Accrued Interest Account and deposit such amounts in the Series 2002-2 Distribution Account.

                  (c) LEASE PAYMENT DEFICIT NOTICE. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Servicer shall notify the Trustee of the amount of any Series 2002-2 Lease Payment Deficit, such notification to be in the form of EXHIBIT I to this Series Supplement (each a "LEASE PAYMENT DEFICIT NOTICE").

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

                  (d) WITHDRAWALS FROM SERIES 2002-2 RESERVE ACCOUNT. If the Servicer determines on any Distribution Date that the amounts available from the Series 2002-2 Accrued Interest Account are insufficient to pay the amounts described in SECTIONS 3.3(B)(I), (II), (III) and (IV) above on such Distribution Date, the Servicer shall instruct the Trustee in writing prior to 12:00 noon (New York City time) to withdraw from the Series 2002-2 Reserve Account and deposit in the Series 2002-2 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2002-2 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2002-2 Reserve Account and deposit such amount in the Series 2002-2 Distribution Account to be applied first, pursuant to SECTION 3.4(A) of this Series Supplement, to the Class A Noteholders to pay the amounts described in SECTION 3.3(B)(I) of this Series Supplement, second, pursuant to SECTION 3.4(B) of this Series Supplement, to the Class B Noteholders to pay the amounts described in
SECTION 3.3(B)(II) of this Series Supplement, third, pursuant to SECTION 3.4(C) of this Series Supplement, to the Class C Noteholders to pay the amounts described in SECTION 3.3(B)(III) of this Series Supplement, and fourth, pursuant to SECTION 3.4(D) of this Series Supplement, to the Class D Noteholders to pay the amounts described in SECTION 3.3(B)(IV) of this Series Supplement.

                  (e) DRAWS ON SERIES 2002-2 LETTERS OF CREDIT PRIOR TO THE SERIES 2002-2 RAPID AMORTIZATION PERIOD. If the Servicer determines on any Distribution Date prior to the commencement of the Series 2002-2 Rapid Amortization Period that the sum of the amounts available from the Series 2002-2 Accrued Interest Account plus the amount, if any, to be withdrawn from the Series 2002-2 Reserve Account pursuant to SECTION 3.3(D) above is insufficient to pay the amounts described in SECTIONS 3.3(B)(I), (II), (III) and (IV) above on such Distribution Date, the Servicer shall instruct the Trustee in writing to draw on the Series 2002-2 Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount equal to the least of (i) such insufficiency,
(ii) the Series 2002-2 Lease Payment Deficit on such Distribution Date and (iii) the Series 2002-2 Letter of Credit Liquidity Amount on the Series 2002-2 Letters of Credit by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 2002-2 Distribution Account on such Distribution Date and applied first, pursuant to SECTION 3.4(A) of this Series Supplement, to the Class A Noteholders to pay the amounts described in
SECTION 3.3(B)(I) of this Series Supplement, second, pursuant to SECTION 3.4(B) of this Series Supplement, to the Class B Noteholders to pay the amounts described in SECTION 3.3(B)(II) of this Series Supplement, third, pursuant to
SECTION 3.4(C) of this Series Supplement, to the Class C Noteholders to pay the amounts described in SECTION 3.3(B)(III) of this Series Supplement, and fourth, pursuant to SECTION 3.4(D) of this Series Supplement, to the Class D Noteholders to pay the amounts described in SECTION 3.3(B)(IV) of this Series Supplement; PROVIDED, HOWEVER that if the Series 2002-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-2 Cash Collateral Account and deposit in the Series 2002-2 Distribution Account an

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

amount equal to the lesser of (x) the Series 2002-2 Cash Collateral Percentage on such Distribution Date of the lesser of such insufficiency and the Series 2002-2 Lease Payment Deficit and (y) the Series 2002-2 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2002-2 Letters of Credit. If the amounts described in this SECTION 3.3(E) are insufficient to pay the amounts described in SECTION 3.3(B)(I) of this Series Supplement for any Distribution Date, the payments of interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS A DEFICIENCY AMOUNT". If the amounts described in this SECTION 3.3(E) are insufficient to pay the amounts described in SECTION 3.3(B)(II) of this Series Supplement for any Distribution Date, the payments of interest to the Class B Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS B DEFICIENCY AMOUNT". If the amounts described in this SECTION 3.3(E) are insufficient to pay the amounts described in SECTION 3.3(B)(III) of this Series Supplement for any Distribution Date, the payments of interest to the Class C Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS C DEFICIENCY AMOUNT". If the amounts described in this SECTION 3.3(E) are insufficient to pay the amounts described in SECTION 3.3(B)(IV) of this Series Supplement for any Distribution Date, the payments of interest to the Class D Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS D DEFICIENCY AMOUNT".

                  (f) DRAWS ON SERIES 2002-2 LETTERS OF CREDIT DURING A SERIES 2002-2 RAPID AMORTIZATION PERIOD. If the Servicer determines on any Distribution Date during the Series 2002-2 Rapid Amortization Period that there exists a Series 2002-2 Lease Payment Deficit, the Servicer shall instruct the Trustee in writing to draw on the Series 2002-2 Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount equal to the lesser of (i) such Series 2002-2 Lease Payment Deficit and (ii) the Series 2002-2 Letter of Credit Liquidity Amount on the Series 2002-2 Letters of Credit by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 2002-2 Collection Account such Distribution Date; PROVIDED, HOWEVER that if the Series 2002-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-2 Cash Collateral Account and deposit in the Series 2002-2 Collection Account an amount equal to the lesser of (x) the Series 2002-2 Cash Collateral Percentage on such Distribution Date of the Series 2002-2 Lease Payment Deficit and (y) the Series 2002-2 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2002-2 Letters of Credit. If the amounts described in this SECTION 3.3(F) are insufficient to pay the amounts described in SECTION 3.3(B)(I) of this Series

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

Supplement for any Distribution Date, the payments of interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS A DEFICIENCY AMOUNT". If the amounts described in this SECTION 3.3(F) are insufficient to pay the amounts described in SECTION 3.3(B)(II) of this Series Supplement for any Distribution Date, the payments of interest to the Class B Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS B DEFICIENCY AMOUNT". If the amounts described in this SECTION 3.3(F) are insufficient to pay the amounts described in SECTION 3.3(B)(III) of this Series Supplement for any Distribution Date, the payments of interest to the Class C Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS C DEFICIENCY AMOUNT". If the amounts described in this SECTION 3.3(F) are insufficient to pay the amounts described in SECTION 3.3(B)(IV) of this Series Supplement for any Distribution Date, the payments of interest to the Class D Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount of any such deficiency on any Distribution Date shall be referred to as the "CLASS D DEFICIENCY AMOUNT".

                  (g) RESERVED.

                  (h) BALANCE. On each Distribution Date, the Servicer shall instruct the Trustee and the Paying Agent in writing to pay the balance in the Series 2002-2 Accrued Interest Account (after making the payments required in SECTIONS 3.3(B)(I), (II), (III) and (IV) above), if any, of amounts received by the Trustee in respect of the Series 2002-2 Interest Rate Cap and the Group IV Interest Collections allocated to the Series 2002-2 Noteholders since the preceding Distribution Date: (i) FIRST, to the Trustee, in an amount equal to the Series 2002-2 Percentage as of the immediately preceding Distribution Date of the Trustee's fees for the Series 2002-2 Interest Period ending on such Distribution Date, (ii) SECOND, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Series 2002-2 Percentage as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2002-2 Interest Period and (iii) THIRD, the balance, if any, shall be withdrawn by the Trustee from the Series 2002-2 Accrued Interest Account and deposited in the Series 2002-2 Excess Collection Account.

                  Section 3.4 PAYMENT OF NOTE INTEREST.

                  (a) CLASS A NOTES. On each Distribution Date for the Class A Notes, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class A Noteholders from the Series 2002-2 Distribution Account the amount deposited in the Series 2002-2 Distribution Account for the payment of interest pursuant to SECTIONS 3.3(B)(I), (D), (E) and (F) of this Series Supplement.

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

                  (b) CLASS B NOTES. On each Distribution Date for the Class B Notes, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class B Noteholders from the Series 2002-2 Distribution Account the amount deposited in the Series 2002-2 Distribution Account for the payment of interest pursuant to SECTIONS 3.3(B)(II), (D), (E) and (F) of this Series Supplement.

                  (c) CLASS C NOTES. On each Distribution Date for the Class C Notes, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class C Noteholders from the Series 2002-2 Distribution Account the amount deposited in the Series 2002-2 Distribution Account for the payment of interest pursuant to SECTIONS 3.3(B)(III), (D), (E) and (F) of this Series Supplement.

                  (d) CLASS D NOTES. On each Distribution Date for the Class D Notes, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class D Noteholders from the Series 2002-2 Distribution Account the amount deposited in the Series 2002-2 Distribution Account for the payment of interest pursuant to SECTIONS 3.3(B)(IV), (D), (E) and (F) of this Series Supplement.

                  Section 3.5 PAYMENT OF NOTE PRINCIPAL.

                  (a) MONTHLY PAYMENTS ON THE CLASS A NOTES DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the second Determination Date to occur after the commencement of the Class A Controlled Amortization Period or the first Determination Date after the commencement of the Series 2002-2 Rapid Amortization Period and on each Determination Date thereafter, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Class A Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(A) or (C)(II), as the case may be, of this Series Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Class A Notes during the Group IV Related Month pursuant to
SECTION 3.2(B)(II)(A) or (C)(II), as the case may be, of this Series Supplement from the Series 2002-2 Collection Account and, as applicable, withdraw the amount allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement from the Series 2002-2 Excess Collection Account and deposit such amounts in the Series 2002-2 Distribution Account, to be paid to the holders of the Class A Notes.

                  (b) FINAL DISTRIBUTION DATE WITH RESPECT TO THE CLASS A NOTES. If the amount to be deposited in the Series 2002-2 Distribution Account in accordance with SECTION 3.5(A) of this Series Supplement with respect to the Class A Final Distribution Date is less than the Class A Invested Amount as of such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Class A Final Distribution Date, the Servicer shall instruct the Trustee to withdraw from the Series 2002-2 Reserve Account, an amount equal to the lesser of the Series 2002-2 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2002-2 Distribution Account on the

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Class A Final Distribution Date. The Trustee shall withdraw such amount from the
Series 2002-2 Reserve Account and deposit such amount in the Series 2002-2 Distribution Account on or prior to the Class A Final Distribution Date. If the Series 2002-2 Available Reserve Account Amount is less than such insufficiency and there are any Series 2002-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Class A Final Distribution Date, the Servicer shall instruct the Trustee in writing to make a demand (the notice of any such demand, a "DEMAND NOTICE") on ANC for payment under the Series 2002-2 Demand Note in an amount equal to the least of (i) the outstanding principal amount of the Series 2002-2 Demand Note, (ii) such remaining insufficiency and (iii) the Series 2002-2 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second day preceding the Class A Final Distribution Date, deliver such Demand Notice to ANC; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any demand on the Series 2002-2 Demand Note to be deposited into the Series 2002-2
Distribution Account. In the event that either (x) on or prior to 10:00 a.m.
(New York City time) on the Business Day immediately preceding the Class A Final Distribution Date, ANC shall have failed to pay to the Trustee or deposit into the Series 2002-2 Distribution Account the amount specified in a Demand Notice transmitted by the Trustee to ANC pursuant to this SECTION 3.5(B) in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC, the Trustee shall not have delivered such Demand Notice to ANC on the second Business Day preceding the Class A Final Distribution Date, the Trustee shall draw on the Series 2002-2 Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2002-2 Letter of Credit Amount on such Business Day by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 2002-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-2 Cash Collateral Account and deposit in the Series 2002-2 Distribution Account an amount equal to the lesser of (x) the Series 2002-2 Cash Collateral Percentage on such Business Day of the amount that ANC failed to pay under the Series 2002-2 Demand Note
(or, the amount that the Trustee failed to demand for payment thereunder) and
(y) the Series 2002-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2002-2 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2002-2 Letters of Credit and the proceeds of any withdrawal from the Series 2002-2 Cash Collateral Account to be deposited in, the Series 2002-2 Distribution Account. The entire principal amount of all

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Outstanding Class A Notes shall be due and payable on the Class A Final
Distribution Date.

                  (c) MONTHLY PAYMENTS ON THE CLASS B NOTES DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the first Determination Date to occur after the commencement of the Class B Controlled Amortization Period or the first Determination Date after the commencement of the Series 2002-2 Rapid Amortization Period, PROVIDED that in either case, the Class A Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Class B Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(B) or (C)(II), as the case may be, of this Series Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Class B Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(B) or (C)(II), as the case may be, of this Series Supplement from the Series 2002-2 Collection Account and, as applicable, withdraw the amount allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement from the Series 2002-2 Excess Collection Account and deposit such amounts in the Series 2002-2 Distribution Account, to be paid to the holders of the Class B Notes.

                  (d) FINAL DISTRIBUTION DATE WITH RESPECT TO THE CLASS B NOTES. If the amount to be deposited in the Series 2002-2 Distribution Account in accordance with SECTION 3.5(C) of this Series Supplement with respect to the Class B Final Distribution Date is less than the Class B Invested Amount as of such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Class B Final Distribution Date, the Servicer shall instruct the Trustee to withdraw from the Series 2002-2 Reserve Account, an amount equal to the lesser of the Series 2002-2 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2002-2 Distribution Account on the Class B Final Distribution Date. The Trustee shall withdraw such amount from the Series 2002-2 Reserve Account and deposit such amount in the Series 2002-2 Distribution Account on or prior to the Class B Final Distribution Date. If the Series 2002-2 Available Reserve Account Amount is less than such insufficiency and there are any Series 2002-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Class B Final Distribution Date, the Servicer shall instruct the Trustee in writing to make a demand on ANC for payment under the Series 2002-2 Demand Note in an amount equal to the least of (i) the outstanding principal amount of the Series 2002-2 Demand Note, (ii) such remaining insufficiency and (iii) the Series 2002-2 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second day preceding the Class B Final Distribution Date, deliver such Demand Notice to ANC; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any demand on

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

the Series 2002-2 Demand Note to be deposited into the Series 2002-2 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding the Class B Final Distribution Date, ANC shall have failed to pay to the Trustee or deposit into the Series 2002-2 Distribution Account the amount specified in a Demand Notice transmitted by the Trustee to ANC pursuant to this SECTION 3.5(D) in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC, the Trustee shall not have delivered such Demand Notice to ANC on the second Business Day preceding the Class B Final Distribution Date, the Trustee shall draw on the Series 2002-2 Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2002-2 Letter of Credit Amount on such Business Day by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 2002-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-2 Cash Collateral Account and deposit in the Series 2002-2 Distribution Account an amount equal to the lesser of (x) the Series 2002-2 Cash Collateral Percentage on such Business Day of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and
(y) the Series 2002-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2002-2 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2002-2 Letters of Credit and the proceeds of any withdrawal from the Series 2002-2 Cash Collateral Account to be deposited in, the Series 2002-2 Distribution Account. The entire principal amount of all Outstanding Class B Notes shall be due and payable on the Class B Final Distribution Date.

                  (e) MONTHLY PAYMENTS ON THE CLASS C NOTES DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the first Determination Date to occur after the commencement of the Class C Controlled Amortization Period or the first Determination Date after the commencement of the Series 2002-2 Rapid Amortization Period, PROVIDED that in either case, the Class A Notes and the Class B Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Class C Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(C) or (C)(II), as the case may be, of this Series Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Class C Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(C) or (C)(II), as the case may be, of this Series Supplement from the Series 2002-2 Collection Account and, as applicable, withdraw the amount allocated pursuant to the last sentence of SECTION

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

3.2(F) of this Series Supplement from the Series 2002-2 Excess Collection Account and deposit such amounts in the Series 2002-2 Distribution Account, to be paid to the holders of the Class C Notes.

                  (f) FINAL DISTRIBUTION DATE WITH RESPECT TO THE CLASS C NOTES. If the amount to be deposited in the Series 2002-2 Distribution Account in accordance with SECTION 3.5(E) of this Series Supplement with respect to the Class C Final Distribution Date is less than the Class C Invested Amount as of such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Class C Final Distribution Date, the Servicer shall instruct the Trustee to withdraw from the Series 2002-2 Reserve Account, an amount equal to the lesser of the Series 2002-2 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2002-2 Distribution Account on the Class C Final Distribution Date. The Trustee shall withdraw such amount from the Series 2002-2 Reserve Account and deposit such amount in the Series 2002-2 Distribution Account on or prior to the Class C Final Distribution Date. If the Series 2002-2 Available Reserve Account Amount is less than such insufficiency and there are any Series 2002-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Class C Final Distribution Date, the Servicer shall instruct the Trustee in writing to make a demand on ANC for payment under the Series 2002-2 Demand Note in an amount equal to the least of (i) the outstanding principal amount of the Series 2002-2 Demand Note, (ii) such remaining insufficiency and (iii) the Series 2002-2 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second day preceding the Class C Final Distribution Date, deliver such Demand Notice to ANC; provided, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any demand on the Series 2002-2 Demand Note to be deposited into the Series 2002-2 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding the Class C Final Distribution Date, ANC shall have failed to pay to the Trustee or deposit into the Series 2002-2 Distribution Account the amount specified in a Demand Notice transmitted by the Trustee to ANC pursuant to this SECTION 3.5(F) in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC, the Trustee shall not have delivered such Demand Notice to ANC on the second Business Day preceding the Class C Final Distribution Date, the Trustee shall draw on the Series 2002-2 Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2002-2 Letter of Credit Amount on such Business Day by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 2002-2 Cash Collateral Account has been established and funded, the Trustee shall

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

withdraw from the Series 2002-2 Cash Collateral Account and deposit in the Series 2002-2 Distribution Account an amount equal to the lesser of (x) the Series 2002-2 Cash Collateral Percentage on such Business Day of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2002-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2002-2 Letters of Credit. The Trustee shall deposit into, or cause the deposit of the proceeds of any draw on the Series 2002-2 Letters of Credit and the proceeds of any withdrawal from the Series 2002-2 Cash Collateral Account to be deposited in, the Series 2002-2 Distribution Account. The entire principal amount of all Outstanding Class C Notes shall be due and payable on the Class C Final Distribution Date.

                  (g) MONTHLY PAYMENTS ON THE CLASS D NOTES DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the first Determination Date to occur after the commencement of the Class D Controlled Amortization Period or the first Determination Date after the commencement of the Series 2002-2 Rapid Amortization Period, PROVIDED that in either case, the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Class D Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(D) or (C)(II), as the case may be, of this Series Supplement and, as applicable, allocated pursuant to the last sentence of
SECTION 3.2(F) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Class D Notes during the Group IV Related Month pursuant to SECTION 3.2(B)(II)(D) or (C)(II), as the case may be, of this Series Supplement from the Series 2002-2 Collection Account and, as applicable, withdraw the amount allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement from the Series 2002-2 Excess Collection Account and deposit such amounts in the Series 2002-2 Distribution Account, to be paid to the holders of the Class D Notes.

                  (h) FINAL DISTRIBUTION DATE WITH RESPECT TO THE CLASS D NOTES. If the amount to be deposited in the Series 2002-2 Distribution Account in accordance with SECTION 3.5(G) of this Series Supplement with respect to the Class D Final Distribution Date is less than the Class D Invested Amount as of such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Class D Final Distribution Date, the Servicer shall instruct the Trustee to withdraw from the Series 2002-2 Reserve Account, an amount equal to the lesser of the Series 2002-2 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2002-2 Distribution Account on the Class D Final Distribution Date. The Trustee shall withdraw such amount from the Series 2002-2 Reserve Account and deposit such amount in the Series 2002-2 Distribution Account on or prior to the Class D Final Distribution Date. If the Series 2002-2 Available Reserve Account Amount is less than such insufficiency and there are any Series 2002-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City

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

time) on the second Business Day prior to such Class D Final Distribution Date, the Servicer shall instruct the Trustee in writing to make a demand on ANC for payment under the Series 2002-2 Demand Note in an amount equal to the least of
(i) the outstanding principal amount of the Series 2002-2 Demand Note, (ii) such remaining insufficiency and (iii) the Series 2002-2 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second day preceding the Class D Final Distribution Date, deliver such Demand Notice to ANC; provided, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any demand on the Series 2002-2 Demand Note to be deposited into the Series 2002-2 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding the Class D Final Distribution Date, ANC shall have failed to pay to the Trustee or deposit into the Series 2002-2 Distribution Account the amount specified in a Demand Notice transmitted by the Trustee to ANC pursuant to this SECTION 3.5(H) in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC, the Trustee shall not have delivered such Demand Notice to ANC on the second Business Day preceding the Class D Final Distribution Date, the Trustee shall draw on the Series 2002-2 Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2002-2 Letter of Credit Amount on such Business Day by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 2002-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-2 Cash Collateral Account and deposit in the Series 2002-2 Distribution Account an amount equal to the lesser of (x) the Series 2002-2 Cash Collateral Percentage on such Business Day of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and
(y) the Series 2002-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that ANC failed to pay under the Series 2002-2 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2002-2 Letters of Credit. The Trustee shall deposit into, or cause the deposit of the proceeds of any draw on the Series 2002-2 Letters of Credit and the proceeds of any withdrawal from the Series 2002-2 Cash Collateral Account to be deposited in, the Series 2002-2 Distribution Account. The entire principal amount of all Outstanding Class D Notes shall be due and payable on the Class D Final Distribution Date.

                  (i) RESERVED.

                  (j) DISTRIBUTIONS WITH RESPECT TO SERIES 2002-2 NOTES.

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

                  (i) CLASS A NOTES. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2002-2 Collection Account and, as applicable, the Series 2002-2 Excess Collection Account pursuant to SECTION 3.5(A) of this Series Supplement or amounts are deposited in the Series 2002-2 Distribution Account pursuant to SECTION 3.5(B) of this Series Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to each Class A Noteholder from the Series 2002-2 Distribution Account the amount deposited therein pursuant to SECTION 3.5(A) or (B) of this Series Supplement, to the extent necessary to pay the Class A Controlled Amortization Amount during the Class A Controlled Amortization Period, or to the extent necessary to pay the Class A Invested Amount during the Series 2002-2 Rapid Amortization Period or on the Class A Final Distribution Date.

                  (ii) CLASS B NOTES. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2002-2 Collection Account and, as applicable, the Series 2002-2 Excess Collection Account pursuant to SECTION 3.5(C) of this Series Supplement or amounts are deposited in the Series 2002-2 Distribution Account pursuant to SECTION 3.5(D) of this Series Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to each Class B Noteholder from the Series 2002-2 Distribution Account the amount deposited therein pursuant to SECTION 3.5(C) or (D) of this Series Supplement, to the extent necessary to pay the Class B Controlled Amortization Amount during the Class B Controlled Amortization Period, or to the extent necessary to pay the Class B Invested Amount during the Series 2002-2 Rapid Amortization Period or on the Class B Final Distribution Date.

                  (iii) CLASS C NOTES. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2002-2 Collection Account and, as applicable, the Series 2002-2 Excess Collection Account pursuant to SECTION 3.5(E) of this Series Supplement or amounts are deposited in the Series 2002-2 Distribution Account pursuant to SECTION 3.5(F) of this Series Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to each Class C Noteholder from the Series 2002-2 Distribution Account the amount deposited therein pursuant to SECTION 3.5(E) or (F) of this Series Supplement, to the extent necessary to pay the Class C Controlled Amortization Amount during the Class C Controlled Amortization Period, or to the extent necessary to pay the Class C Invested Amount during the Series 2002-2 Rapid Amortization Period or on the Class C Final Distribution Date.

                  (iv) CLASS D NOTES. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2002-2 Collection Account and, as applicable, the Series 2002-2 Excess Collection Account pursuant to SECTION 3.5(G) of this Series Supplement or amounts are deposited in the Series 2002-2 Distribution Account pursuant to SECTION 3.5(H) of this Series Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to each Class D Noteholder from the Series 2002-2 Distribution Account the amount deposited therein pursuant to SECTION 3.5(G) or (H) of this Series Supplement, to the extent necessary to pay the Class D Controlled Amortization Amount during the Class D Controlled Amortization Period, or to the extent necessary to pay the Class D Invested Amount during the Series 2002-2 Rapid Amortization Period or on the Class D Final Distribution Date.

                  Section 3.6 SERVICER'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT.

                  If the Servicer fails to give notice or instructions to make any payment from or deposit into the Series 2002-2 Collection Account, the Series 2002-2 Excess Collection Account, the Series 2002-2 Accrued Interest Account, or the Series 2002-2 Distribution Account required to be given by the Servicer, at the time specified in the Indenture or any other Group IV Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Series 2002-2 Collection Account, the Series 2002-2 Excess Collection Account, the Series 2002-2 Accrued Interest Account, or the Series 2002-2 Distribution Account without such notice or instruction from the Servicer, provided that the Servicer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Group IV Related Document is required to be made by the Trustee at or prior to a specified time, the Servicer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

                  Section 3.7 SERIES 2002-2 RESERVE ACCOUNT.

                  (a) ESTABLISHMENT OF SERIES 2002-2 RESERVE ACCOUNT. ARG II shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2002-2 Noteholders an account (the "SERIES 2002-2 RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Noteholders. The Series 2002-2 Reserve Account shall be maintained (i) with a Qualified Institution or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-2 Reserve Account; PROVIDED, that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be below "AA-" by Standard & Poor's or "A2" by Moody's or the short-term credit rating of any securities issued by such depository institution or trust company shall be reduced below "A-1+" by Standard & Poor's, then ARG II shall, within 10 Business Days of such event, establish a new Series 2002-2 Reserve Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-2 Reserve Account. If a new Series 2002-2 Reserve Account is established, ARG II shall

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

instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2002-2 Reserve Account into the new Series 2002-2 Reserve Account. Initially, the Series 2002-2 Reserve Account will be established with The Bank of New York.

                  (b) ADMINISTRATION OF THE SERIES 2002-2 RESERVE ACCOUNT. ARG II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2002-2 Reserve Account to invest funds on deposit in the Series 2002-2 Reserve Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-2 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments in respect of each such account will be credited to the Series 2002-2 Reserve Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) or Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition and (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2002-2 Reserve Account, including entering into a securities account control agreement with respect to the accounts. ARG II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss in the amount expended when such Permitted Investments were purchased. In the absence of written investment instructions hereunder, funds on deposit in the Series 2002-2 Reserve Account shall remain uninvested.

                  (c) EARNINGS FROM SERIES 2002-2 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-2 Reserve Account shall be deemed to be on deposit therein and available for distribution.

                  (d) SERIES 2002-2 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-2 NOTES. In order to secure and provide for the repayment and payment of the ARG II Obligations with respect to the Series 2002-2 Notes, ARG II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-2 Noteholders, all of ARG II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time

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with monies in the Series 2002-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and
(vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (I) through (VI) are referred to, collectively, as the "SERIES 2002-2 RESERVE ACCOUNT COLLATERAL"). The Trustee, for the benefit of the Series 2002-2 Noteholders, shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Reserve Account. The Series 2002-2 Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-2 Noteholders.

                  (e) SERIES 2002-2 RESERVE ACCOUNT SURPLUS. In the event that the Series 2002-2 Reserve Account Surplus on any Distribution Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Series 2002-2 Reserve Account an amount equal to the Series 2002-2 Reserve Account Surplus and shall pay such amount to ARG II.

                  (f) TERMINATION OF SERIES 2002-2 RESERVE ACCOUNT. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 2002-2 Noteholders and payable from the Series 2002-2 Reserve Account as PROVIDED herein, shall withdraw from the Series 2002-2 Reserve Account all amounts on deposit therein for payment to ARG II.

                  Section 3.8 SERIES 2002-2 LETTERS OF CREDIT AND SERIES 2002-2 CASH COLLATERAL ACCOUNT.

                  (a) SERIES 2002-2 LETTERS OF CREDIT AND SERIES 2002-2 CASH COLLATERAL ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-2 NOTES. In order to secure and provide for the repayment and payment of the ARG II Obligations with respect to the Series 2002-2 Notes, ARG II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-2 Noteholders, all of ARG II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2002-2 Letter of Credit; (ii) the Series 2002-2 Cash Collateral Account, including any security entitlement thereto;
(iii) all funds on deposit in the Series 2002-2 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2002-2 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends,

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cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (II) through (VII) are referred to, collectively, as the "SERIES 2002-2 CASH COLLATERAL ACCOUNT COLLATERAL"). The Trustee shall, for the benefit of the Series 2002-2 Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Cash Collateral Account. The Series 2002-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-2 Noteholders.

                  (b) SERIES 2002-2 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 2002-2 Letter of Credit Expiration Date with respect to any Series 2002-2 Letter of Credit, excluding the amount available to be drawn under such Series 2002-2 Letter of Credit but taking into account each substitute Series 2002-2 Letter of Credit which has been obtained from a Series 2002-2 Eligible Letter of Credit Provider and is in full force and effect on such date, (i) the Series 2002-2 Enhancement Amount would be equal to or more than the Series 2002-2 Required Enhancement Amount and (ii) the Series 2002-2 Liquidity Amount would be equal to or greater than the Series 2002-2 Required Liquidity Amount, then the Servicer shall notify the Trustee in writing no later than two Business Days prior to such Series 2002-2 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2002-2 Letter of Credit Expiration Date with respect to any Series 2002-2 Letter of Credit, excluding the amount available to be drawn under such Series 2002-2 Letter of Credit but taking into account any substitute Series 2002-2 Letter of Credit which has been obtained from a Series 2002-2 Eligible Letter of Credit Provider and is in full force and effect on such date, (i) the Series 2002-2 Enhancement Amount would be less than the Series 2002-2 Required Enhancement Amount or (ii) the Series 2002-2 Liquidity Amount would be less than the Series 2002-2 Required Liquidity Amount, then the Servicer shall notify the Trustee in writing no later than two Business Days prior to such Series 2002-2 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2002-2 Required Enhancement Amount over the Series 2002-2 Enhancement Amount, excluding the available amount under such expiring Series 2002-2 Letter of Credit, on such date, and (B) the excess, if any, of the Series 2002-2 Required Liquidity Amount over the Series 2002-2 Liquidity Amount, excluding the available amount under such expiring Series 2002-2 Letter of Credit, on such date, and (y) the amount available to be drawn on such expiring Series 2002-2 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (X) and (Y) above on such Series 2002-2 Letter of

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Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2002-2 Cash Collateral Account.

                  If the Trustee does not receive the notice from the Servicer described in the first paragraph of this SECTION 3.8(B) on or prior to the date that is two Business Days prior to each Series 2002-2 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2002-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2002-2 Cash Collateral Account.

                  (c) SERIES 2002-2 LETTER OF CREDIT PROVIDERS. The Servicer shall notify the Trustee in writing within one Business Day of becoming aware that the long-term debt credit rating of any Series 2002-2 Letter of Credit Provider has fallen below "AA-" as determined by Standard & Poor's or "Al" as determined by Moody's. At such time the Servicer shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2002-2 Required Enhancement Amount over the Series 2002-2 Enhancement Amount, excluding the available amount under the Series 2002-2 Letter of Credit issued by such Series 2002-2 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2002-2 Required Liquidity Amount over the Series 2002-2 Liquidity Amount, excluding the available amount under such Series 2002-2 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2002-2 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2002-2 Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2002-2 Cash Collateral Account.

                  (d) TERMINATION DATE DEMANDS ON THE SERIES 2002-2 LETTERS OF CREDIT. Prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2002-2 Letter of Credit Termination Date, the Servicer shall determine the Series 2002-2 Demand Note Payment Amount, if any, as of the Series 2002-2 Letter of Credit Termination Date and, if the Series 2002-2 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 2002-2 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the Series 2002-2 Demand Note Payment Amount and (ii) the Series 2002-2 Letter of Credit Liquidity Amount on the Series 2002-2 Letters of Credit by presenting to each Series 2002-2 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2002-2 Cash Collateral Account; PROVIDED, HOWEVER that if the Series 2002-2 Cash

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Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of the lesser of (i) the Series 2002-2 Demand Note Payment Amount and (ii) the Series 2002-2 Letter of Credit Liquidity Amount and 100% minus the Series 2002-2 Cash Collateral Percentage on such Business Day on the Series 2002-2 Letters of Credit.

                  (e) DRAWS ON THE SERIES 2002-2 LETTERS OF CREDIT. If there is more than one Series 2002-2 Letter of Credit on the date of any draw on the Series 2002-2 Letters of Credit pursuant to the terms of this Series Supplement, the Servicer shall instruct the Trustee, in writing, to draw on each Series 2002-2 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2002-2 Letter of Credit Provider issuing such Series 2002-2 Letter of Credit of the amount of such draw on the Series 2002-2 Letters of Credit.

                  (f) ESTABLISHMENT OF SERIES 2002-2 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 2002-2 Letter of Credit pursuant to SECTION 3.8(B), (C) or (D) above, ARG II shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2002-2 Noteholders an account (the "SERIES 2002-2 CASH COLLATERAL ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Noteholders. The Series 2002-2 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-2 Cash Collateral Account; PROVIDED, that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be below "AA-" by Standard & Poor's or "A2" by Moody's or the short-term credit rating of any securities issued by such depository institution or trust company shall be reduced below "A-1+" by Standard & Poor's, then ARG II shall, within 10 Business Days of such event, establish a new Series 2002-2 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-2 Cash Collateral Account. If a new Series 2002-2 Cash Collateral Account is established, ARG II shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2002-2 Cash Collateral Account into the new Series 2002-2 Cash Collateral Account.

                  (g) FUNCTION OF SERIES 2002-2 CASH COLLATERAL ACCOUNT. When established, the Series 2002-2 Cash Collateral Account is intended to function in all respects as the replacement for, and the equivalent of, the Series 2002-2 Letter of Credit (or other substitute form of credit enhancement). Accordingly, following its creation, all references to a draw on the Series 2002-2 Letter of Credit (or other substitute form of credit enhancement) shall refer to withdrawals from the Series 2002-2 Cash Collateral Account, in whole or in part, as applicable, and references to similar terms shall mean

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and be references to, in some or all instances, as applicable, actions taken with respect to the Series 2002-2 Cash Collateral Account that correspond to actions that otherwise would have been taken with respect to the Series 2002-2 Letter of Credit (or other substitute form of credit enhancement). Without limiting the generality of the foregoing, upon funding of the Series 2002-2 Cash Collateral Account in the case of such account's establishment as a result of a Series 2002-2 LOC Termination Disbursement (or similar type drawing on any other substitute forms of credit enhancement), the Trustee shall, at all times when otherwise required to make a draw under the Series 2002-2 Letter of Credit (or other substitute form of credit enhancement) pursuant to SECTION 3.3 of this Series Supplement, make a withdrawal from the Series 2002-2 Cash Collateral Account in the amount and at such time as a draw would be made under the Series 2002-2 Letter of Credit (or other substitute form of credit enhancement) pursuant to SECTION 3.3 of this Series Supplement. The Trustee shall provide written notice to ARG II of any withdrawal from the Series 2002-2 Cash Collateral Account.

                  (h) ADMINISTRATION OF THE SERIES 2002-2 CASH COLLATERAL ACCOUNT. ARG II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2002-2 Cash Collateral Account to invest funds on deposit in the Series 2002-2 Cash Collateral Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-2 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments in respect of each such account will be credited to the Series 2002-2 Cash Collateral Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) or Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition and (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2002-2 Cash Collateral Account ARG II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss in the amount expended when such Permitted Investments were purchased. In the absence of written investment instructions hereunder, funds on deposit in the Series 2002-2 Cash Collateral Account shall remain uninvested.

                  (i) EARNINGS FROM SERIES 2002-2 CASH COLLATERAL ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-2 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

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

                  (j) SERIES 2002-2 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 2002-2 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2002-2 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Series 2002-2 Cash Collateral Account an amount equal to the Series 2002-2 Cash Collateral Account Surplus and shall pay such amount: FIRST, PRO RATA to the Series 2002-2 Letter of Credit Providers, for application in accordance with the provisions of the related Series 2002-2 Reimbursement Agreement, and, SECOND, to ARG II any remaining amount.

                  (k) RESERVED.

                  (l) TERMINATION OF SERIES 2002-2 CASH COLLATERAL ACCOUNT. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 2002-2 Noteholders and payable from the Series 2002-2 Cash Collateral Account as provided herein, shall withdraw from the Series 2002-2 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to SECTION 3.8(I) above) and shall pay such amounts: FIRST, PRO RATA to the Series 2002-2 Letter of Credit Providers, for application in accordance with the provisions of the related Series 2002-2 Reimbursement Agreement, and, SECOND, to ARG II any remaining amount.

                  Section 3.9 SERIES 2002-2 DISTRIBUTION ACCOUNT.

                  (a) ESTABLISHMENT OF SERIES 2002-2 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2002-2 Noteholders, or cause to be established and maintained an account (the "SERIES 2002-2 DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Noteholders. The Series 2002-2 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-2 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be below "AA-" by Standard & Poor's or "A2" by Moody's or the short-term credit rating of any securities issued by such depository institution or trust company shall be reduced below "A-1+" by Standard & Poor's, then ARG II shall, within 10 Business Days of such event, establish a new Series 2002-2 Distribution Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-2 Distribution Account. If a new Series 2002-2 Distribution Account is established, ARG II shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2002-2 Distribution Account into

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the new Series 2002-2 Distribution Account. Initially, the Series 2002-2
Distribution Account will be established with The Bank of New York.

                  (b) ADMINISTRATION OF THE SERIES 2002-2 DISTRIBUTION ACCOUNT. ARG II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2002-2 Distribution Account to invest funds on deposit in the Series 2002-2 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-2 Distribution Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments in respect of each such account will be credited to the Series 2002-2 Distribution Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) or Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition and (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2002-2 Distribution Account, including entering into a securities account control agreement with respect to the accounts. ARG II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss in the amount expended when such Permitted Investments were purchased. In the absence of written investment instructions hereunder, funds on deposit in the Series 2002-2 Distribution Account shall remain uninvested.

                  (c) EARNINGS FROM SERIES 2002-2 DISTRIBUTION ACCOUNT. On each Distribution Date, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-2 Distribution Account shall be distributed to ARG II.

                  (d) SERIES 2002-2 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-2 NOTES. In order to secure and provide for the repayment and payment of the ARG II Obligations with respect to the Series 2002-2 Notes, ARG II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-2 Noteholders, all of ARG II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit in the Series 2002-2 Distribution Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-2

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Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (I) through (VII) are referred to, collectively, as the "SERIES 2002-2 DISTRIBUTION ACCOUNT COLLATERAL"). The Trustee shall, for the benefit of the Series 2002-2 Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Distribution Account. The Series 2002-2 Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-2 Noteholders.

                  Section 3.10 SERIES 2002-2 DEMAND NOTE AND SERIES 2002-2 INTEREST RATE CAP CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2002-2 NOTES.

                  In order to secure and provide for the repayment and payment of the Group IV ARG II Obligations with respect to the Series 2002-2 Notes, ARG II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-2 Noteholders, all of ARG II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Demand Note; (ii) all certificates and instruments, if any, representing or evidencing the Series 2002-2 Demand Note; (iii) the Series 2002-2 Interest Rate Cap or any replacement thereof; and (iv) all proceeds of any and all of the foregoing, including, without limitation, cash. On the Series 2002-2 Closing Date, ARG II shall deliver to the Trustee, for the benefit of the Series 2002-2 Noteholders, the Series 2002-2 Demand Note, endorsed in blank, and an executed copy of the Series 2002-2 Interest Rate Cap. The Trustee, for the benefit of the Series 2002-2 Noteholders (but solely in accordance with the provisions of this Series Supplement), shall be the only Person authorized to make a demand for payment on the Series 2002-2 Demand Note.

                  Section 3.11 SERIES 2002-2 INTEREST RATE CAP.

                  (a) On the Series 2002-2 Closing Date, ARG II shall acquire one or more interest rate caps substantially in the form of Exhibit H in this Series Supplement (each a "SERIES 2002-2 INTEREST RATE CAP") from a Qualified Interest Rate Cap Counterparty. The aggregate initial notional amount of all Series 2002-2 Interest Rate Caps shall equal the Series 2002-2 Initial Invested Amount, and the aggregate notional amount of all Series 2002-2 Interest Rate Caps may be reduced pursuant to the related Series 2002-2 Interest Rate Cap but shall not at any time be less than the Series 2002-2 Invested Amount. The strike rate of each Series 2002-2 Interest Rate Cap shall be equal to at most *%.

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                  (b) If, at any time, an Interest Rate Cap Counterparty does not have at least one of (x) a short-term unsecured debt rating of at least "A-1" or (y) a long-term unsecured debt rating of at least "A+" or (z) a counterparty rating of "AAA", in each case, from Standard and Poor's, then ARG II will use reasonable effort to cause the Interest Rate Cap Counterparty within 30 days following such occurrence (unless within such period Standard & Poor's has reaffirmed the immediately prior ratings of the Series 2002-2 Notes), at the Interest Rate Cap Counterparty's expense, to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty): (i) obtain a replacement interest rate cap on the same terms as the Series 2002-2 Interest Rate Cap from a Qualified Interest Rate Cap Counterparty, in the form of Exhibit H, and simultaneously with such replacement ARG II shall terminate the Series 2002-2 Interest Rate Cap being replaced, (ii) obtain a guaranty from, or contingent agreement of, another person who qualifies as a Qualified Interest Rate Cap Counterparty to honor the Interest Rate Cap Counterparty's obligations under the Series 2002-2 Interest Rate Cap in accordance with its terms and written confirmation from Standard & Poor's that the substantive terms of the guaranty agreement are sufficient to maintain or restore the immediately prior ratings of the Series 2002-2 Notes (iii) post and maintain collateral, which Standard & Poor's has confirmed in writing is sufficient to maintain or restore the immediately prior ratings of the Series 2002-2 Notes or (iv) enter into any arrangement satisfactory to Standard & Poor's and Moody's, which is sufficient to maintain or restore the immediately prior ratings of the Series 2002-2 Notes; PROVIDED that no termination of the Series 2002-2 Interest Rate Cap shall occur until ARG II has entered into a replacement Series 2002-2 Interest Rate Cap with a Qualified Interest Rate Cap Provider. ARG II must cause each Series 2002-2 Interest Rate Cap to provide that if the Interest Rate Cap Counterparty is required to take any of the actions described in clauses (i), (ii), (iii) or
(iv) of the preceding sentence and such action is not taken within 30 days, then the Interest Rate Cap Counterparty must, until a replacement Series 2002-2 Interest Rate Cap is executed and in effect, collateralize its obligations under such Series 2002-2 Interest Rate Cap in an amount equal to the greatest of (i) the marked to market value of such Series 2002-2 Interest Rate Cap, (ii) the next payment due from the Interest Rate Cap Counterparty and (iii) 1% of the notional amount of such Series 2002-2 Interest Rate Cap.

                  (c) If, at any time, an Interest Rate Cap Counterparty is not a Moody's Qualified Interest Rate Cap Counterparty, then ARG II will use reasonable effort to cause the Interest Rate Cap Counterparty within 30 days following such occurrence (unless Moody's has within such period reaffirmed the immediately prior ratings of the Series 2002-2 Notes), at such Interest Rate Cap Counterparty's expense to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty): (i) enter into a replacement Series 2002-2 Interest Rate Cap with a Qualified Interest Rate Cap Counterparty on substantially similar terms to the Series 2002-2 Interest Rate Cap being replaced, in the form of Exhibit H, and simultaneously with such replacement, ARG II shall terminate the Series 2002-2 Interest Rate Cap being replaced, (ii) obtain a guaranty from, or contingent agreement of, another person who qualifies as a Qualified Interest Rate Cap Counterparty, (iii) post and maintain collateral,

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which is sufficient to maintain or restore the immediately prior ratings of the
Series 2002-2 Notes or (iv) enter into any arrangement satisfactory to Standard & Poor's and Moody's, which is sufficient to maintain or restore the immediately prior ratings of the Series 2002-2 Notes.

                  (d) ARG II shall require all Series 2002-2 Interest Rate Cap Proceeds to be paid to, and the Trustee shall allocate all Series 2002-2 Interest Rate Cap Proceeds to, the Series 2002-2 Accrued Interest Account of the Series 2002-2 Collection Account.

                  Section 3.12 SUBORDINATION OF CLASS B NOTES

                  Notwithstanding anything to the contrary contained herein or in any other Group IV Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes. No payments on account of principal shall be made with respect to the Class B Notes until the Class A Notes have been paid in full, and no payments on account of interest shall be made with respect to the Class B Notes until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest and all Class A Deficiency Amounts) have been paid in full.

                  Section 3.13 SUBORDINATION OF CLASS C NOTES

                  Notwithstanding anything to the contrary contained herein or in any other Group IV Related Document, the Class C Notes will be subordinate in all respects to the Class A Notes and the Class B Notes. No payments on account of principal shall be made with respect to the Class C Notes until the Class A Notes and the Class B Notes have been paid in full, and no payments on account of interest shall be made with respect to the Class C Notes until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest and all Class A Deficiency Amounts and Class B Deficiency Amounts) have been paid in full.

                  Section 3.14 SUBORDINATION OF CLASS D NOTES

                  Notwithstanding anything to the contrary contained herein or in any other Group IV Related Document, the Class D Notes will be subordinate in all respects to the Class A Notes, the Class B Notes and the Class C Notes. No payments on account of principal shall be made with respect to the Class D Notes until the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, and no payments on account of interest shall be made with respect to the Class D Notes until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest and any Class A Deficiency Amounts, Class B Deficiency Amounts and Class C Deficiency Amounts) have been paid in full.

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                                   ARTICLE IV

                               AMORTIZATION EVENTS

                  In addition to the Amortization Events set forth in Section
9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 2002-2 Notes and shall constitute the Amortization Events set forth in Section 9.1(d) of the Base Indenture with respect to the Series 2002-2 Notes:

                  (a) ARG II defaults in the payment of any interest on, or other amount payable in respect of, the Series 2002-2 Notes when the same becomes due and payable and such default continues for a period of five (5) Business Days;

                  (b) ARG II defaults in the payment of any principal on the Series 2002-2 Notes when the same becomes due and payable and such default continues for a period of one (1) Business Day;

                  (c) a Group IV Leasing Company Amortization Event shall have occurred and be continuing with respect to all Group IV Leasing Company Notes;

                  (d) a Series 2002-2 Enhancement Deficiency shall occur and continue for at least two (2) Business Days;

                  (e) the Series 2002-2 Liquidity Amount shall be less than the Series 2002-2 Required Liquidity Amount for at least two (2) Business Days;

                  (f) the Series 2002-2 Overcollateralization Amount shall be less than the Series 2002-2 Required Overcollateralization Amount for at least two (2) Business Days;

                  (g) a Group IV Aggregate Asset Amount Deficiency shall occur and continue for at least two (2) Business Days;

                  (h) the Series 2002-2 Collection Account, the Series 2002-2 Accrued Interest Account, the Series 2002-2 Reserve Account or the Series 2002-2 Excess Collection Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Group IV Related Documents) (each, a "RESTRICTIVE ACTION") for at least two (2) Business Days and either (x) a Series 2002-2 Enhancement Deficiency would result from excluding the Series 2002-2 Available Reserve Account Amount, in the case of a Restrictive Action in respect of the Series 2002-2 Reserve Account, and/or the amount of cash and Permitted Investments on deposit in the Series 2002-2 Excess Collection Account, in the case of a Restrictive Action in respect of the Series 2002-2 Excess Collection Account, from the Series 2002-2 Enhancement Amount or (y) solely in the case of a Restrictive Action in respect of the Series 2002-2 Reserve Account, the Series 2002-2 Liquidity Amount, excluding therefrom the Series

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2002-2 Available Reserve Account Amount, would be less than the Series 2002-2
Required Liquidity Amount;

                  (i) any Series 2002-2 Letter of Credit shall not be in full force and effect for at least two (2) business days and either (x) a Series 2002-2 Enhancement Deficiency would result from excluding such Series 2002-2 Letter of Credit from the Series 2002-2 Enhancement Amount or (y) the Series 2002-2 Liquidity Amount, excluding such Series 2002-2 Letter of Credit from the Series 2002-2 Liquidity Amount, would be less than the Series 2002-2 Required Liquidity Amount;

                  (j) from and after the funding of the Series 2002-2 Cash Collateral Account, the Series 2002-2 Cash Collateral Account shall be subject to a Restrictive Action for at least two (2) Business Days and either (x) a Series 2002-2 Enhancement Deficiency would result from excluding the Series 2002-2 Available Cash Collateral Account Amount from the Series 2002-2 Enhancement Amount or (y) the Series 2002-2 Liquidity Amount, excluding therefrom the Series 2002-2 Available Cash Collateral Amount, would be less than the Series 2002-2 Required Liquidity Amount;

                  (k) an Event of Bankruptcy shall have occurred with respect to any Series 2002-2 Letter of Credit Provider or any Series 2002-2 Letter of Credit Provider repudiates its Series 2002-2 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2002-2 Enhancement Deficiency would result from excluding such Series 2002-2 Letter of Credit from the Series 2002-2 Enhancement Amount or (y) the Series 2002-2 Liquidity Amount, excluding such Series 2002-2 Letter of Credit from the Series 2002-2 Liquidity Amount, would be less than the Series 2002-2 Required Liquidity Amount;

                  (l) all principal of and interest on any Class of Series 2002-2 Notes is not paid in full on or before the Expected Final Distribution Date with respect to such Class of Series 2002-2 Notes;

                  (m) the Series 2002-2 Demand Note Amount is less than the Required Series 2002-2 Demand Note Amount for at least one (1) Business Day;

                  (n) ARG II fails to comply with any of its other agreements or covenants in, or provisions of, the Series 2002-2 Notes or the Indenture (other than in respect of a failure to replace the Interest Rate Cap on or prior to November 30, 2003) and the failure to so comply materially and adversely affects the interests of the Series 2002-2 Noteholders and continues to materially and adversely affect the interests of the Series 2002-2 Noteholders for a period of thirty (30) days after the earlier of (i) the date on which ARG II obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to ARG II by the Trustee or to ARG II and the Trustee by the Required Noteholders;

                  (o) any representation made by ARG II in the Indenture or any Group IV Related Document is false and such false representation materially and

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

adversely affects the interests of the Series 2002-2 Noteholders and such false representation is not cured for a period of thirty (30) days after the earlier of (i) the date on which ARG II obtains knowledge thereof or (ii) the date that written notice thereof is given to ARG II by the Trustee or to ARG II and the Trustee by the Required Noteholders;

                  (p) the current proceeding in the Bankruptcy Court with respect to ANC Rental and the Group IV Lessees is converted from a Chapter 11 proceeding to a Chapter 7 proceeding under the Bankruptcy Code, or a bankruptcy trustee or examiner is appointed with expanded powers;

                  (q) on or after the Effective Date, the filing of (i) a voluntary petition in bankruptcy or (ii) an involuntary petition in bankruptcy, in each case with respect to ANC Rental and the Group IV Lessees;

                  (r) prior to the Effective Date, the entry of an order with the Bankruptcy Court with respect to ANC Rental and the Group IV Lessees adopting a final plan of reorganization, and either (i) such plan fails to affirm the continued performance by ANC Rental and each Group IV Lessee in accordance with the terms of the Group IV Related Documents, or (ii) such plan does not state that a condition precedent to the Effective Date is the repayment or refinancing (including a remarketing) of the Series 2002-2 Notes in full;

                  (s) prior to the Effective Date, the entry of an order by the Bankruptcy Court which materially impairs or materially adversely affects the Group IV Vehicles or the Group IV Collateral and such order is not reversed or vacated within thirty (30) days after the earlier of (i) the date on which ARG II obtains knowledge thereof or (ii) the date that written notice thereof is given to ARG II by the Trustee or to ARG II and the Trustee by the Series 2002-2 Noteholders holding more than 50% of the Controlling Class with respect to the Series 2002-2 Notes;

                  (t) prior to the Effective Date, the entry of an order (other than any order with respect to a debtor-in-possession financing or any order which permits Liberty Mutual Insurance Company to draw on cash collateral) with the Bankruptcy Court granting relief from the automatic stay under Section 362 of the Bankruptcy Code and which permits a secured party to (i) foreclose on substantially all of the assets of Alamo and National or (ii) permit action or foreclosure with respect to the equity, partnership or other ownership interests of ANC Rental or any Group IV Lessee in the Group IV Leasing Companies or the General Partners and such order is not reversed or vacated within thirty (30) days after the earlier of (i) the date on which ARG II obtains knowledge thereof or (ii) the date that written notice thereof is given to ARG II by the Trustee or to ARG II and the Trustee by the Series 2002-2 Noteholders holding more than 50% of the Controlling Class with respect to the Series 2002-2 Notes;

                  (u) ANC Rental sells, assigns, transfers or otherwise disposes of, or creates, incurs, assumes or suffers to exist any security interest, mortgage, pledge, lien,

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

charge or other encumbrance on any nature whatsoever on any shares or interests ANC Rental has in the capital stock of ARG II without the prior written consent of 100% of the Series 2002-2 Noteholders, with notice to each Rating Agency, which may be withheld in the Series 2002-2 Noteholders' sole discretion and such action is not cured for a period of thirty (30) days after the earlier of (i) the date on which ARG II obtains knowledge thereof or (ii) the date that written notice thereof is given to ARG II by the Trustee or to ARG II and the Trustee by the Series 2002-2 Noteholders holding more than 50% of the Controlling Class with respect to the Series 2002-2 Notes;

                  (v) the Bankruptcy Court approves a disclosure statement for a solicitation of acceptance of a plan of reorganization that does not provide for the repayment or refinancing (including a remarketing) of the Series 2002-2 Notes in full;

                  (w) (i) the filing by ANC Rental or any Group IV Lessee of a motion for the Bankruptcy Court to enter an order or (ii) the actual entry of an order subsequent to August 23, 2002 to, revoke, reverse, stay, modify, supplement or amend the orders of the Bankruptcy Court dated April 4, 2002, June 28, 2002 or August 23, 2002, unless such proposed or actual order does not and would not reasonably be expected to have a material adverse effect on the rights or interests of the Series 2002-2 Noteholders, as evidenced by an opinion of counsel for ANC Rental addressed to and reasonably satisfactory in form and substance to ARG II and the Trustee, with notice to each Rating Agency;

                  (x) a sale of all or substantially all of the assets of Alamo and National; and

                  (y) a Series 2002-2 Cap Extension Event has not occurred on or prior to November 30, 2003.

In the case of (i) any event described in CLAUSES (*) through (*) and (*) through (*), (*)(*) and (*) through (*) above, an Amortization Event with respect to the Series 2002-2 Notes shall immediately occur without any notice or other action on the part of the Trustee or any Series 2002-2 Noteholder or (ii) any event described in CLAUSE (*), (*) or (*)(*) above, either the Trustee, by written notice to ARG II and the Series 2002-2 Noteholders, or the Series 2002-2 Noteholders holding more than 50% of the Controlling Class by written notice to ARG II and the Trustee may declare that an Amortization Event has occurred with respect to the Series 2002-2 Notes as of the date of the notice. Amortization Events described in CLAUSES (*) through (*) and (*) and (*) above shall only be subject to waiver at the written direction of 100% of the Series 2002-2 Noteholders, with notice to each Rating Agency. An Amortization Event described in CLAUSE (*) or (*) above shall be subject to waiver in accordance with Section
9.4 of the Base Indenture. An Amortization Event described in CLAUSE (*) above shall not be subject to waiver.

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

                                   ARTICLE V

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

                  Notwithstanding any provision to the contrary in the Indenture or the Group IV Related Documents, upon the Trustee's receipt of notice from any Group IV Lessee, any Leasing Company or ARG II (i) to the effect that a Group IV Manufacturer Program is no longer a Series 2002-2 Eligible Manufacturer Program and that, as a result, the Series 2002-2 Maximum Non-Program Vehicle Amount and/or the Series 2002-2 Maximum Non-Eligible Manufacturer Amount is or will be exceeded or (ii) that ARG II has determined to increase any Series 2002-2 Maximum Amount, (such notice, a "WAIVER REQUEST"), the Series 2002-2 Noteholders holding more than 662/3% of the Invested Amount with respect to each Class of Series 2002-2 Notes may elect to waive and/or agree to increase the Series 2002-2 Maximum Non-Program Vehicle Amount, the Series 2002-2 Maximum Non-Eligible Manufacturer Amount or any other Series 2002-2 Maximum Amount, if
(i) no Amortization Event exists, (ii) more than 662/3% of the Invested Amount with respect to each Class of Series 2002-2 Notes consent to such waiver and
(iii) 60 days' prior, written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

                  Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2002-2 Excess Collection Account (collectively, the "DESIGNATED AMOUNTS") from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2002-2 Collection Account for ratable distribution as described below.

                  Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 2002-2 Noteholders, which notice shall be accompanied by a form of consent (each a "CONSENT") in the form of EXHIBIT J to this Series Supplement by which the Series 2002-2 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver and/or increase of the applicable Series 2002-2 Maximum Amount. If the Trustee receives the Consents from more than 662/3% of the Invested Amount with respect to each Class of Series 2002-2 Notes agreeing to waiver and/or increase of the applicable Series 2002-2 Maximum Amount within forty-five (45) days after the Trustee notifies the Series 2002-2 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the "CONSENT PERIOD EXPIRATION DATE"), (i) effective as of the first Distribution Date on which all non-consenting Series 2002-2 Noteholders shall have received payment in full of all of the outstanding principal amount of their Series 2002-2 Notes plus accrued and unpaid interest thereon, the applicable Series 2002-2 Maximum Amount shall be deemed waived and/or increased by the consenting Series 2002-2 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Series 2002-2 Noteholder from whom the Trustee has

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

not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

                  If the Trustee receives Consents from more than 662/3% of the Invested Amount with respect to each Class of Series 2002-2 Notes on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

                  (i) to the non-consenting Class A Noteholders, if any, PRO RATA up to the amount required to pay all Series 2002-2 Notes held by such non-consenting Class A Noteholders in full, to the non-consenting Class B Noteholders, if any, PRO RATA up to the amount required to pay all Series 2002-2 Notes held by such non-consenting Class B Noteholders in full, to the non-consenting Class C Noteholders, if any, PRO RATA up to the amount required to pay all Series 2002-2 Notes held by such non-consenting Class C Noteholders in full, to the non-consenting Class D Noteholders, if any, PRO RATA up to the amount required to pay all Series 2002-2 Notes held by such non-consenting Class D Noteholders in full, in each case without any Prepayment Premium; and

                  (ii) any remaining Designated Amounts to the Series 2002-2 Excess Collection Account.

                  If the amount to be paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Servicer will allocate to the Series 2002-2 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw such Designated Amounts from the Series 2002-2 Collection Account and deposit same in the Series 2002-2 Distribution Account for distribution as follows:

                  (a) to the non-consenting Class A Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 2002-2 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal amount of the Series 2002-2 Notes held by the non-consenting Class A Noteholders, to the non-consenting Class B Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 2002-2 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal amount of the Series 2002-2 Notes held by the non-consenting Class B Noteholders, to the non-consenting Class C Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 2002-2 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal amount of the Series 2002-2 Notes held by the non-consenting Class C Noteholders, to the non-consenting Class D Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 2002-2 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal amount of the Series 2002-2

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

Notes held by the non-consenting Class D Noteholders, in each case without any Prepayment Premium; and

                  (b) any remaining Designated Amounts after distribution of the amounts set forth in CLAUSE (A), above to the Series 2002-2 Excess Collection Account.

                  If the Required Noteholders do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2002-2 Excess Collection Account for allocation and distribution in accordance with the terms of this Series Supplement.

                  In the event that the Series 2002-2 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Group IV Principal Collections allocated to the Series 2002-2 Noteholders.

                                   ARTICLE VI

                           FORM OF SERIES 2002-2 NOTES

                  Section 6.1 RESTRICTED GLOBAL SERIES 2002-2 NOTES.

                  The Series 2002-2 Notes to be issued in the United States will be issued in book-entry form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "RESTRICTED GLOBAL CLASS A NOTE", a "RESTRICTED GLOBAL CLASS B NOTE", a "RESTRICTED GLOBAL CLASS C NOTE", or a "RESTRICTED GLOBAL CLASS D NOTE"), substantially in the form set forth in EXHIBIT A-1, EXHIBIT B-1, EXHIBIT C-1 and EXHIBIT D-1, hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2002-2 Notes represented thereby, with a custodian for DTC, and registered in the name of Cede & Co. as DTC's nominee, duly executed by ARG II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Restricted Global Note will be exchangeable for definitive Series 2002-2 Notes in accordance with the provisions of the Base Indenture (as modified by this Series Supplement).

                  Section 6.2 TEMPORARY GLOBAL SERIES 2002-2 NOTES; PERMANENT GLOBAL SERIES 2002-2 NOTES.

                  The Series 2002-2 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without

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

interest coupons (each, a "TEMPORARY GLOBAL CLASS A NOTE", a "TEMPORARY GLOBAL CLASS B NOTE", a "TEMPORARY GLOBAL CLASS C NOTE", or a "TEMPORARY GLOBAL CLASS D NOTE"), substantially in the form set forth in EXHIBIT A-2, EXHIBIT B-2, EXHIBIT C-2 and EXHIBIT D-2 hereto, which shall be deposited on behalf of the purchasers of the Series 2002-2 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Clearstream, Luxembourg, duly executed by ARG II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a "PERMANENT GLOBAL CLASS A NOTE", a "PERMANENT GLOBAL CLASS B NOTE", a "PERMANENT GLOBAL CLASS C NOTE", or a "PERMANENT GLOBAL CLASS D NOTE"), substantially in the form of EXHIBIT A-3, EXHIBIT B-3, EXHIBIT C-3 and EXHIBIT D-3 hereto, in accordance with the provisions of such Temporary Global Note and the Base Indenture (as modified by this Series Supplement). Interests in a Permanent Global Note will be exchangeable for definitive Series 2002-2 Notes in accordance with the provisions of such Permanent Global Note and the Base Indenture (as modified by this Series Supplement).

                                  ARTICLE VII

                        TERMINATION OF SERIES SUPPLEMENT

                  Section 7.1 TERMINATION OF SERIES SUPPLEMENT.

                  (a) This Series Supplement shall cease to be of further effect when all Outstanding Series 2002-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation, ARG II has paid all sums payable hereunder and, if the Series 2002-2 Demand Note Payment on the Series 2002-2 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2002-2 Cash Collateral Account in accordance with
SECTION 3.8(I) of this Series Supplement.

                  (b) In addition, ARG II may terminate all of its obligations under this Series Supplement if:

                  (i) ARG II irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and ARG II under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal of and interest on the Series 2002-2 Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; PROVIDED, HOWEVER, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Series 2002-2 Notes;

                  (ii) ARG II delivers to the Trustee an Officer's Certificate stating that all conditions precedent to satisfaction and discharge of this Series Supplement have been complied with, and an Opinion of Counsel to the same effect;

                  (iii) ARG II delivers to the Trustee an Officer's Certificate stating that no Potential Amortization Event or Amortization Event, in either case, shall have occurred and be continuing with respect to the Series 2002-2 Notes on the date of such deposit;

                  (iv) ARG II delivers to the Trustee an Opinion of Counsel to the effect that the termination of ARG II's obligations under this Series Supplement in accordance with the provisions of this ARTICLE VII shall not result in the recognition of gain by the Series 2002-2 Noteholders at the time of such termination; and

                  (v) the Series 2002-2 Rating Agency Confirmation Condition is satisfied.

Then, this Series Supplement shall cease to be of further effect.

                  (c) After such irrevocable deposit is made pursuant to SECTION 7.1(B) of this Series Supplement and satisfaction of the other conditions set forth herein, the Trustee promptly upon request shall acknowledge in writing the discharge of ARG II's obligations under this Series Supplement.

                  In order to have money available on a payment date to pay principal of or interest on the Series 2002-2 Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

                  Section 7.2 APPLICATION OF TRUST MONEY.

                  The Trustee or a trustee satisfactory to the Trustee and ARG II shall hold in trust money or U.S. Government Obligations deposited with it pursuant to SECTION 7.1 of this Series Supplement. The Trustee shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Indenture to the payment of principal and interest on the Series 2002-2 Notes.

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

                  The provisions of this SECTION 7.2 shall survive the expiration or earlier termination of this Series Supplement.

                                  ARTICLE VIII

               ALLOCATION AND APPLICATION OF GROUP IV COLLECTIONS

                  Section 8.1 GROUP IV COLLECTION ACCOUNT.

                  (a) ESTABLISHMENT OF GROUP IV COLLECTION ACCOUNT. The Trustee shall establish and maintain or cause to be established and maintained in the name of the Trustee for the benefit of the Group IV Secured Parties an account (the "GROUP IV COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Group IV Secured Parties. The Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Group IV Collection Account and the proceeds thereof for the benefit of the Group IV Secured Parties. The Group IV Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Group IV Secured Parties. The Group IV Collection Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Group IV Collection Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below "AA-" by S&P or "A2" by Moody's or the short-term credit rating of any securities issued by such depository institution or trust company shall be reduced below "A-1+" by Standard & Poor's, then ARG II shall, within 10 Business Days of such reduction, establish a new Group IV Collection Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Group IV Collection Account. If the Group IV Collection Account is not maintained in accordance with the previous sentence, then within 10 Business Days after obtaining knowledge of such fact, the Trustee shall establish a new Group IV Collection Account which complies with such sentence and transfer into the new Group IV Collection Account all cash and investments from the non-qualifying Group IV Collection Account. Initially, the Group IV Collection Account will be established with The Bank of New York. For all purposes hereunder and for the avoidance of doubt, the Group IV Collection Account has been established solely for the benefit of the Group IV Noteholders of all Series of Notes that are not Segregated Series, and in connection with the issuance of a Segregated Series of Notes, ARG II will establish with the Trustee a separate and segregated trust account with respect to collections with respect to the Group-Specific Collateral related in such Segregated Series of Notes as contemplated by Section 2.3(b) of the Base Indenture.

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                  (b) ESTABLISHMENT OF ADDITIONAL ACCOUNTS. To the extent
specified in the Series Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more additional accounts and/or Administrative Subaccounts to facilitate the proper allocation of Group IV Collections or Group-Specific Collections in accordance with the terms of such Series Supplement.

                  (c) ADMINISTRATION OF THE GROUP IV COLLECTION ACCOUNT. ARG II shall instruct the institution maintaining the Group IV Collection Account in writing to invest funds on deposit in the Group IV Collection Account (including any administrative subaccounts thereof) at all times in Permitted Investments selected by ARG II (by standing instructions or otherwise); PROVIDED, HOWEVER, that except as provided in any Series Supplement, any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were so invested, except for any Permitted Investment held in the Group IV Collection Account (including any administrative subaccounts thereof) which is in an investment made by the Paying Agent institution, in which event such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Group IV Collection Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) or Uncertificated Securities (and not United States Securities Entitlements) shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition and (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Group IV Collection Account. In the absence of written investment instructions hereunder, funds on deposit in the Group IV Collection Account shall remain uninvested. Neither ARG II nor the Trustee shall dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss in the amount expended when such Permitted Investments were purchased.

                  (d) EARNINGS FROM GROUP IV COLLECTION ACCOUNT. Subject to the restrictions set forth above, ARG II shall have the authority to instruct the Trustee (which instructions shall be in writing) with respect to (i) the investment of funds on deposit in the Group IV Collection Account and (ii) liquidation of such investments. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Group IV Collection Account shall be deemed to be available and on deposit for distribution.

                  Section 8.2 GROUP IV COLLECTIONS AND ALLOCATIONS.

                  (a) GROUP IV COLLECTIONS IN GENERAL. Until this Series Supplement is terminated pursuant to SECTION 7.1, ARG II shall, and the Trustee is authorized to, cause

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all Group IV Collections due and to become due to ARG II or the Trustee, as the case may be, to be paid directly into the Group IV Collection Account at such times as such amounts are due. ARG II agrees that if any such monies, instruments, cash or other proceeds shall be received by ARG II in an account other than the Group IV Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by ARG II with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by ARG II for, and immediately paid over to, but in any event within two Business Days from receipt, the Trustee with any necessary endorsement. All monies, instruments, cash and other proceeds received by the Trustee pursuant to this Indenture shall be promptly deposited in the Group IV Collection Account and shall be applied as provided in this ARTICLE VIII.

                  (b) DISQUALIFICATION OF INSTITUTION MAINTAINING GROUP IV COLLECTION ACCOUNT. Upon and after the establishment of a new Group IV Collection Account with a Qualified Institution or qualified corporate trust department pursuant to SECTION 8.1(A), ARG II shall deposit or cause to be deposited all Group IV Collections as set forth in SECTION 8.2(A) into the new Group IV Collection Account, and in no such event shall deposit or cause to be deposited any Group IV Collections thereafter into any account established, held or maintained with the institution formerly maintaining the Group IV Collection Account (unless it later becomes a Qualified Institution or qualified corporate trust department maintaining the Group IV Collection Account).

                  (c) SHARING GROUP IV COLLECTIONS. In the manner described in the related Series Supplement, to the extent that Group IV Principal Collections that are allocated to any Series are not needed to make payments to Group IV Noteholders of such Series or required to be deposited in a reserve account or a Distribution Account for such Series, such Group IV Principal Collections may, at the direction of ARG II, be applied to cover principal payments due to or for the benefit of Group IV Noteholders of another Series; PROVIDED THAT the sharing contemplated under this Section applies only within Series of Group IV Notes sharing in the same Group-Specific Collateral. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such Group IV Principal Collections were initially allocated.

                  (d) UNALLOCATED GROUP IV PRINCIPAL COLLECTIONS. If, after giving effect to SECTION 8.2(C), Group IV Principal Collections allocated to any Series are in excess of the amount required to be paid in respect of such Series, then any such excess Group IV Principal Collections shall be allocated to ARG II or such other party as may be entitled thereto as set forth in any Series Supplement.

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                                   ARTICLE IX

                                     GENERAL

                  Section 9.1 OPTIONAL REPURCHASE.

                  The Class A Notes are subject to optional repurchase by ARG II, in whole but in not part, on any Distribution Date. The Class B Notes are subject to optional repurchase by ARG II, in whole but in not part, on any Distribution Date on or after the Class A Notes have been paid in full. The Class C Notes are subject to optional repurchase by ARG II, in whole but in not part, on any Distribution Date on or after the Class B Notes have been paid in full. The Class D Notes are subject to optional repurchase by ARG II, in whole but in not part, on any Distribution Date on or after the Class C Notes have been paid in full. For the avoidance of doubt, the provisions of this SECTION
9.1 do not apply to any prepayment of principal of the Series 2002-2 Notes made in connection with a Waiver Event or an Emergence Event. The purchase price for any such optional repurchase (an "OPTIONAL REDEMPTION") of a Class of Series 2002-2 Notes shall equal the Invested Amount of such Class PLUS accrued and unpaid interest on such Invested Amount PLUS, if applicable, the prepayment premium described in SECTION 9.1(A), (B), (C) or (D), as applicable.

                  (a) CLASS A PREPAYMENT PREMIUM. During the Series 2002-2 Revolving Period, upon any Optional Redemption of the Class A Notes by ARG II (so long as no Amortization Event has occurred with respect to the Class A Notes) when the Invested Amount of such Class A Notes on the date of such optional repurchase is greater than 10% of the Class A Initial Invested Amount the holders of the Class A Notes shall be entitled to a prepayment premium (the "CLASS A PREPAYMENT PREMIUM") equal to the amount of interest that would have accrued on the Invested Amount of the Class A Notes so prepaid (assuming that (i) no Amortization Event occurs with respect to the Class A Notes, (ii) the Class A Noteholders are paid the Class A Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the Distribution Date on which such repurchase is effected and ending on the Class A Expected Final Distribution Date, and (iii) interest accrues on such Class A Notes at a rate equal to LIBOR plus 1.25%), discounted to present value as of such Distribution Date at a rate equal to LIBOR in effect on such Distribution Date plus 1.25%. No Class A Prepayment Premium will be payable to any holder of a Series 2002-2 Note in connection with any prepayment of principal of the Series 2002-2 Notes resulting from a Waiver Event or an Emergence Event.

                  (b) CLASS B PREPAYMENT PREMIUM. Upon any optional repurchase of the Class B Notes by ARG II (so long as no Amortization Event has occurred with respect to the Class B Notes) when the Invested Amount of such Class B Notes on the date of such optional repurchase is greater than 10% of the Class B Initial Invested Amount the holders of the Class B Notes shall be entitled to a prepayment premium (the "CLASS B PREPAYMENT PREMIUM") equal to the amount of interest that would have accrued

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on the Invested Amount of the Class B Notes so prepaid (assuming that (i) no
Amortization Event occurs with respect to the Class B Notes, (ii) the Class B Noteholders are paid the Class B Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the Distribution Date on which such repurchase is effected and ending on the Class B Expected Final Distribution Date, and (iii) interest accrues on such Class B Notes at a rate equal to LIBOR plus 1.90%), discounted to present value as of such Distribution Date at a rate equal to LIBOR in effect on such Distribution Date plus 1.90%. No Class B Prepayment Premium will be payable to any holder of a Series 2002-2 Note in connection with any prepayment of principal of the Series 2002-2 Notes resulting from a Waiver Event or an Emergence Event.

                  (c) CLASS C PREPAYMENT PREMIUM. Upon any optional repurchase of the Class C Notes by ARG II (so long as no Amortization Event has occurred with respect to the Class C Notes) when the Invested Amount of such Class C Notes on the date of such optional repurchase is greater than 10% of the Class C Initial Invested Amount the holders of the Class C Notes shall be entitled to a prepayment premium (the "CLASS C PREPAYMENT PREMIUM") equal to the amount of interest that would have accrued on the Aggregate Principal Balance of the Class C Notes so prepaid (assuming that (i) no Amortization Event occurs with respect to the Class C Notes, (ii) the Class C Noteholders are paid the Class C Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the Distribution Date on which such repurchase is effected and ending on the Class C Expected Final Distribution Date, and (iii) interest accrues on such Class C Notes at a rate equal to LIBOR plus 2.75%), discounted to present value as of such Distribution Date at a rate equal to LIBOR in effect on such Distribution Date plus 2.75%. No Class C Prepayment Premium will be payable to any holder of a Series 2002-2 Note in connection with any prepayment of principal of the Series 2002-2 Notes resulting from a Waiver Event or an Emergence Event.

                  (d) CLASS D PREPAYMENT PREMIUM. Upon any optional repurchase of the Class D Notes by ARG II (so long as no Amortization Event has occurred with respect to the Class D Notes) when the Invested Amount of such Class D Notes on the date of such optional repurchase is greater than 10% of the Class D Initial Invested Amount the holders of the Class D Notes shall be entitled to a prepayment premium (the "CLASS D PREPAYMENT PREMIUM" and, together with the Class A Prepayment Premium, the Class B Prepayment Premium and the Class C Prepayment Premium, as applicable, the "SERIES 2002-2 PREPAYMENT PREMIUM") equal to the amount of interest that would have accrued on the Aggregate Principal Balance of the Class D Notes so prepaid (assuming that (i) no Amortization Event occurs with respect to the Class D Notes, (ii) the Class D Noteholders are paid the Class D Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the Distribution Date on which such repurchase is effected and ending on the Class D Expected Final Distribution Date, and (iii) interest accrues on such Class D Notes at a rate equal to LIBOR plus 6.28%), discounted to present value as of such Distribution Date at a rate equal to LIBOR

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in effect on such Distribution Date plus 6.28%. No Class D Prepayment Premium will be payable to any holder of a Series 2002-2 Note in connection with any prepayment of principal of the Series 2002-2 Notes resulting from a Waiver Event or an Emergence Event.

                  Section 9.2 ISSUANCES OF ADDITIONAL SERIES 2002-2 NOTES.

                  (a) From time to time during the Series 2002-2 Revolving Period, ARG II may, subject to the conditions set forth in clause (b) below, issue Additional Series 2002-2 Notes which will be identical in all respects to the other Series 2002-2 Notes of the corresponding Class and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction. The initial principal amount of all Additional Series 2002-2 Notes shall be allocated PRO RATA among the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes (based on the outstanding Invested Amount of each such Class) and the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount will be increased accordingly.

                  (b) Additional Series 2002-2 Notes may be issued only upon satisfaction of the following conditions: (i) after giving effect to the issuance of such Additional Series 2002-2 Notes, no Amortization Event or Potential Amortization Event will exist, (ii) the Series 2002-2 Rating Agency Confirmation Condition shall have been satisfied in respect of the issuance of such Additional Series 2002-2 Notes, (iii) the excess of the principal amount of the Additional Series 2002-2 Notes over their issue price will not exceed the maximum amount permitted under the Code without the creation of an original issue discount and (iv) the Trustee shall have received an opinion of counsel to the effect that (A) the Additional Series 2002-2 Notes will be characterized as indebtedness of ARG II for federal income tax purposes, and (B) the issuance of the Additional Series 2002-2 Notes will not adversely affect the tax characterization of the Series 2002-2 Notes.

                  Section 9.3 INFORMATION.

                  (a) On or before each Distribution Date, ARG II shall furnish to the Trustee and the Paying Agent a Monthly Noteholders' Statement with respect to the Series 2002-2 Notes, substantially in the form of EXHIBIT K, setting forth, INTER ALIA, the following information (which, in the cases of clauses (II), (III) and (IV) below, will be expressed as a dollar amount per $1,000 of the initial Invested Amount of the Series 2002-2 Notes and as a percentage of the Series 2002-2 Invested Amount as of such date):

                  (i) the Series 2002-2 Invested Percentage with respect to Group IV Interest Collections and with respect to Group IV Principal Collections on the last day of the Group IV Related Month;

                  (ii) the total amount to be distributed to Series 2002-2 Noteholders on the next succeeding Distribution Date;

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                  (iii) the amount of such distribution allocable to principal of the Series 2002-2 Notes;

                  (iv) the amount of such distribution allocable to interest on the Series 2002-2 Notes;

                  (v) the amount of Group IV Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent due under each Group IV Lease on such Distribution Date;

                  (vi) the amount of any withdrawal from the Series 2002-2 Reserve Account or Series 2002-2 Cash Collateral Account, any demand on the Series 2002-2 Demand Note or any drawing on the Series 2002-2 Letters of Credit anticipated to be made on such Distribution Date;

                  (vii) the Series 2002-2 Enhancement Amount and the Series 2002-2 Liquidity Amount, in each case, as of the last day of the Group IV Related Month after giving effect to any withdrawals, drawings or demands on the Series 2002-2 Enhancement Amount as of the last day of the Group IV Related Month;

                  (viii) the Carryover Controlled Amortization Amount, if any, for the Group IV Related Month;

                  (ix) whether, to the knowledge of the Servicer, any Lien exists on any of the Group IV Collateral (other than Liens granted pursuant to the Indenture and the other Group IV Related Documents or permitted thereunder);

                  (x) whether, to the knowledge of the Servicer, any Group IV Leasing Company Amortization Event or Group IV Lease Event of Default has occurred;

                  (xi) whether, to the knowledge of the Servicer, any Amortization Event or Potential Amortization Event with respect to the Series 2002-2 Notes has occurred;

                  (xii) the Group IV Aggregate Asset Amount and the amount of the Group IV Aggregate Asset Amount Deficiency, if any, at the close of business on the last day of the Group IV Related Month;

                  (xiii) the Series 2002-2 Non-Program Vehicle Amount and the Series 2002-2 Non-Program Vehicle Percentage as of the last day of the Group IV Related Month;

                  (xiv) the Fair Market Value Average and Measurement Month Average as of the related Determination Date (including a calculation of the components thereof);

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                  (xv) the Series 2002-2 Required Enhancement Incremental
         Amount, if any, as of the last day of the Group IV Related Month;

                  (xvi) the Series 2002-2 Required Liquidity Amount as of the last day of the Group IV Related Month and whether the Series 2002-2 Liquidity Amount is less than the Series 2002-2 Required Liquidity Amount as of the last day of the Group IV Related Month;

                  (xvii) the Series 2002-2 Required Enhancement Amount and whether a Series 2002-2 Enhancement Deficiency exists and the amount thereof as of the last day of the Group IV Related Month;

                  (xviii) with respect to each Manufacturer, the percentage of all Group IV Vehicles as of the end of the Group IV Related Month which were Series 2002-2 Program Vehicles manufactured by such Manufacturer;

                  (xix) with respect to each Manufacturer, the percentage of all Group IV Vehicles as of the end of the Group IV Related Month which were Series 2002-2 Non-Program Vehicles manufactured by such Manufacturer;

                  (xx) a list of each Additional Lessee that became a party to any of the Leases during the Group IV Related Month.

                  The Trustee shall provide to the Series 2002-2 Noteholders, or their designated agent, copies of each Monthly Noteholders' Statement.

                  (b) On an annual basis, commencing April 30, 2003, ARG II shall furnish to the Trustee, with copies to the Rating Agencies, a report (the "NON-PROGRAM VEHICLE REPORT") of a firm of nationally recognized independent public accountants (who may also render other services to ANC and its affiliates and which is acceptable to the Rating Agencies) to the effect that they have performed certain agreed upon procedures (effective through December 31 of the preceding year), specifically (i) compared the procedures related to the calculation of Disposition Proceeds and Group IV Termination Payments obtained from the sale or other disposition of Series 2002-2 Non-Program Vehicles (other than Casualties) sold or otherwise disposed of during each Group IV Related Month to those procedures outlined in the Group IV Related Documents and compared the results of such procedures to the corresponding amounts set forth in the Monthly Noteholders' Statement with respect to the Series 2002-2 Notes, and (ii) compared the procedures related to the calculation of the Group IV Net Book Value and Fair Market Value of the Series 2002-2 Non-Program Vehicles for the Group IV Related Month to those procedures outlined in the Group IV Related Documents and compared the results of such procedures to the amounts set forth in the Monthly Noteholders' Statement with respect to the Series 2002-2 Notes, and that on the basis of such comparisons referenced in (i) and (ii) (which comparisons shall be provided as part of the Non-Program Vehicle Report) such accountants are reporting that the procedures are in compliance with the requirements of the Group IV Related Documents and the results of such

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procedures are in agreement with the amounts set forth in the Monthly
Noteholders' Statement with respect to the Series 2002-2 Notes, in each case except for such exception as shall be set forth in such Non-Program Vehicle Report.

                  (c) ARG II shall furnish to the Trustee a bi-weekly report as required under Section 24.6 of the applicable Group IV Lease.

                  Section 9.4 SERIES 2002-2 DEMAND NOTE.

                  Other than pursuant to a demand thereon pursuant to SECTION 3.5(B), (D), (F) or (H) of this Series Supplement, ARG II shall not reduce the amount of the Series 2002-2 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2002-2 Demand Note after such reduction or forgiveness is less than the greater of the Series 2002-2 Letter of Credit Liquidity Amount and an amount equal to 0.50% of the Series 2002-2 Invested Amount; PROVIDED, HOWEVER that if ARG II has first delivered to the Trustee an Opinion of Counsel that reduction or forgiveness of amounts owing under the Series 2002-2 Demand Note to an amount less than 0.50% of the Series 2002-2 Invested Amount will not have an adverse effect on the tax characterization of the Series 2002-2 Notes, ARG II may reduce the amount of the Series 2002-2 Demand Note or forgive amounts payable thereunder to an amount less than 0.50% of the Series 2002-2 Invested Amount but equal to or greater than the Series 2002-2 Letter of Credit Liquidity Amount. ARG II shall not agree to any amendment of the Series 2002-2 Demand Note without first satisfying the Series 2002-2 Rating Agency Confirmation Condition.

                  Section 9.5 EXHIBITS.

                  The following exhibits attached hereto supplement the exhibits included in the Indenture:

                  Exhibit A-1:  Form of Restricted Global Class A Note
                  Exhibit A-2:  Form of Temporary Global Class A Note
                  Exhibit A-3:  Form of Permanent Global Class A Note
                  Exhibit B-1:  Form of Restricted Global Class B Note
                  Exhibit B-2:  Form of Temporary Global Class B Note
                  Exhibit B-3:  Form of Permanent Global Class B Note
                  Exhibit C-1:  Form of Restricted Global Class C Note
                  Exhibit C-2:  Form of Temporary Global Class C Note
                  Exhibit C-3:  Form of Permanent Global Class C Note
                  Exhibit D-1:  Form of Restricted Global Class D Note
                  Exhibit D-2:  Form of Temporary Global Class D Note
                  Exhibit D-3:  Form of Permanent Global Class D Note
                  Exhibit E:    Form of Series 2002-2 Demand Note
                  Exhibit F-l: Series 2002-2 Eligible Non-Program Manufacturers Exhibit F-2: Series 2002-2 Eligible Program Manufacturers

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                  Exhibit G:    Form of Series 2002-2 Letter of Credit
                  Exhibit H:    Form of Series 2002-2 Interest Rate Cap
                  Exhibit I:    Form of Lease Payment Deficit Notice
                  Exhibit J:    Form of Consent
                  Exhibit K:    Form of Monthly Noteholders' Statements
                  Exhibit L:    Form of Default Notice


                  Section 9.6 RATIFICATION OF BASE INDENTURE.

                  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                  Section 9.7 NOTICE TO RATING AGENCIES.

                  The Trustee shall provide to each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Series Supplement or any other Group IV Related Document. The Trustee shall provide to each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to the Trustee, as the registered holder of the Group IV Leasing Company Notes, pursuant to the Group IV Leasing Company Related Documents.

                  Section 9.8 COUNTERPARTS.

                  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 9.9 GOVERNING LAW.

                  This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

                  Section 9.10 AMENDMENTS.

                  This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; PROVIDED, HOWEVER, that if, the consent of the Required Noteholders is required for an amendment or modification of this Series Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Series 2002-2 Noteholders representing more than 50% of the Invested Amount of the Series 2002-2 Notes affected thereby; and, PROVIDED, FURTHER, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Series Supplement that affects only one Class (or group of Classes) of the Series

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2002-2 Notes (and does not affect in any material respect, as evidenced by an
Opinion of Counsel to such effect the other Classes), then such requirement shall be satisfied if such amendment or modification is consented to by the Series 2002-2 Noteholders representing more than 50% of the Invested Amount of the affected Class (or group of Classes), without the necessity of obtaining the consent of the Required Noteholders in respect of the other Classes; PROVIDED, FURTHER, that any Proposed Emergence Amendments shall be made in accordance with the provisions of ARTICLE XI of this Series Supplement. In addition, this Series Supplement may be amended or modified from time to time, without the consent of any Series 2002-2 Noteholder but with the consent of the Issuer and the Trustee and satisfaction of the Series 2002-2 Rating Agency Confirmation Condition, in order to amend the following definitions: "Measurement Month," "Measurement Month Average," "Fair Market Value" and "Fair Market Value Average" and to make changes related to such amendments.

                  Section 9.11 TRUSTEE'S DUTIES TO COOPERATE IN THE PREPARATION AND FILING OF FINANCING OR CONTINUATION STATEMENTS.

                  The Trustee shall not be responsible for the preparation of any financing or continuation statements; PROVIDED, HOWEVER that the Trustee shall cooperate with ARG II in the preparation and filing of any financing or continuation statements.

                  Section 9.12 REMEDIES. In addition to, and not in limitation of, any of the other remedies provided to the Trustee hereunder and under the Base Indenture, upon the occurrence of an Amortization Event, the Trustee may, or shall at the written direction of the Requisite Investors, file with the Bankruptcy Court of a Default Notice substantially in the form of Exhibit L hereto.

                                    ARTICLE X

                                    COVENANTS

                  Section 10.1 ADDITIONAL LEASING COMPANIES.

                  ARG II will not acquire an Additional Leasing Company Group IV
Note issued under an Additional Leasing Company Group IV Indenture, as supplemented by an Additional Leasing Company Group IV Supplement, from an Additional Leasing Company without complying with the provisions of this SECTION
10.1. If ARG II desires to acquire an Additional Leasing Company Group IV Note issued under an Additional Leasing Company Group IV Indenture, as supplemented by an Additional Leasing Company Group IV Supplement, from an Additional Leasing Company, ARG II shall deliver the following to the Trustee:

                  (a) such Additional Leasing Company Group IV Indenture and Additional Leasing Company Group IV Supplement, in substantially the form of the existing Group IV Leasing Company Indentures or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group IV

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Notes, duly executed by such Additional Leasing Company and the Additional
Leasing Company Group IV Trustee;

                  (b) the original Counterpart No. 1 of the Additional Leasing Company Group IV Lease securing such Additional Leasing Company Group IV Indenture, as supplemented by such Additional Leasing Company Group IV Supplement, in substantially the form of the existing Group IV Leases or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group IV Notes, duly executed by such Additional Leasing Company, the Additional Leasing Company Group IV Lessee and ANC, as guarantor and servicer;

                  (c) such Additional Leasing Company Group IV Note, in substantially the form of the existing Group IV Leasing Company Notes or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group IV Notes, duly executed by such Additional Leasing Company and duly authenticated by the Additional Leasing Company Group IV Trustee and registered in the name of the Trustee;

                  (d) an Additional Leasing Company Group IV Receivables Trust Agreement, in substantially the form of the existing Leasing Company Receivable Trust Agreements or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group IV Notes, duly executed by such Additional Leasing Company and duly authenticated by the Additional Leasing Company Group IV Trustee and registered in the name of the Trustee;

                  (e) evidence to the effect that such Additional Leasing Company and the Additional Leasing Company Group IV Lessee shall have become parties to the Master Collateral Agency Agreement in accordance with the Master Collateral Agency Agreement;

                  (f) evidence that the Master Collateral Agent shall have received executed counterparts of the Group IV Assignment Agreements related to the assignment of rights under each Group IV Manufacturer Program under which Group IV Program Vehicles will be purchased or financed by such Additional Leasing Company, duly executed by the Additional Leasing Company Group IV Lessee, the Additional Leasing Company, the Master Collateral Agent and each applicable Manufacturer;

                  (g) evidence that the Master Collateral Agent shall have received a copy of each Group IV Manufacturer Program under which Group IV Program Vehicles are proposed to be financed or purchased by such Additional Leasing Company and an Officer's Certificate duly executed by an officer of the Additional Leasing Company certifying that each such copy is true, correct and complete as of such date;

                  (h) written confirmation that the Rating Agency Confirmation Condition with respect to each Outstanding Series of Group IV Notes shall have

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been satisfied with respect to ARG II's acquisition of such Additional Leasing
Company Group IV Note;

                  (i) an Officer's Certificate of ARG II dated as of the date of ARG II's acquisition of such Additional Leasing Company Group IV Note to the effect that (i) no Amortization Event with respect to any Outstanding Series of Group IV Notes, Enhancement Agreement Event of Default with respect to any Outstanding Series of Group IV Notes, Enhancement Deficiency with respect to any Outstanding Series of Group IV Notes, Potential Amortization Event with respect to any Outstanding Series of Group IV Notes or Potential Enhancement Agreement Event of Default with respect to any Outstanding Series of Group IV Notes, is continuing or will occur as a result of its acquisition of such Additional Leasing Company Group IV Note, (ii) the acquisition of such Additional Leasing Company Group IV Note will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which ARG II is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which ARG II is a party or by which it or its property may be bound or to which it or its property may be subject and (iii) all conditions precedent provided in this Base Indenture and any Series Supplement with respect to any Outstanding Series of Group IV Notes with respect to acquisition of such Additional Leasing Company Group IV Note have been complied with;

                  (j) an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Trustee, dated the date of ARG II's acquisition of such Additional Leasing Company Group IV Note, substantially to the effect that:

                  (i) all instruments furnished to the Trustee conform in all material respects to the requirements of this Base Indenture and any Series Supplement with respect to any Outstanding Series of Group IV Notes with respect to acquisition of such Additional Leasing Company Group IV Note, and all conditions precedent provided for in this Base Indenture and any such Series Supplement have been complied with in all material respects;

                  (ii) (x) the Additional Leasing Company is duly formed in the jurisdiction of its formation and had the power and authority to execute and deliver each of the Additional Leasing Company Group IV Related Documents to which it is a party; (y) the Additional Leasing Company Group IV Lessee is duly incorporated or formed, as the case may be, in the jurisdiction of its incorporation or formation, as the case may be, and had the corporate, limited partnership or limited liability company, as the case may be, power and authority to execute and deliver each of the Additional Leasing Company Group IV Related Documents to which it is a party; and (z) ANC, in its capacity as guarantor and servicer under the Additional Leasing Company Group IV Lease, is duly incorporated in the jurisdiction of its incorporation and had the power and authority to execute and deliver the Additional Leasing Company Group IV Lease and each other Additional Leasing Company Group IV Related Document to which it is a party;

                  (iii) each of the Additional Leasing Company Group IV Related Documents has been duly authorized, executed and delivered by the Additional Leasing Company, the Additional Leasing Company Group IV Lessee and ANC, as applicable;

                  (iv) the Additional Leasing Company Group IV Note has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of the Additional Leasing Company Group IV Indenture and the related Additional Leasing Company Group IV Supplement, will constitute valid, binding and enforceable obligations of the Additional Leasing Company entitled to the benefits of the Additional Leasing Company Group IV Indenture and the related Additional Leasing Company Group IV Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                  (v) the Additional Leasing Company Group IV Related Documents are legal, valid and binding agreements of the Additional Leasing Company, the Additional Leasing Company Group IV Lessee or ANC, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                  (vi) none of the Additional Leasing Companies is, or is controlled by, an "investment company" within the meaning of, or is required to register as an "investment company" under, the Investment Company Act, and the Additional Leasing Company Group IV Indenture is not required to be registered under the Trust Indenture Act;

                  (vii) the Additional Leasing Company Group IV Indenture and the related Additional Leasing Company Group IV Supplement are effective to create a legal, valid and enforceable security interest in the collateral pledged thereunder and that such security interest constitutes a first priority, perfected security interest in such collateral;

                  (viii) the entry into the related Financing Source and Beneficiary Supplements (as defined in the Master Collateral Agency Agreement) to the Master Collateral Agency Agreement is effective to create a security interest for the benefit of the Trustee as Beneficiary under the Master Collateral Agency

         Agreement with respect to vehicles leased under the Additional Leasing Company Group IV Lease.

                  (ix) the assets of the Additional Leasing Company would not be substantively consolidated with the assets of ANC or the Additional Leasing Company Group IV Lessee in the event of the insolvency of ANC or such Additional Leasing Company Group IV Lessee;

                  (x) there being no pending or threatened litigation which, if adversely determined, would materially and adversely affect the ability of the Additional Leasing Company or the Additional Leasing Company Group IV Lessee to perform its obligations under any of the Additional Leasing Company Group IV Related Documents;

                  (xi) the absence of any conflict with or violation of any court decree, injunction, writ or order applicable to the Additional Leasing Company or the Additional Leasing Company Group IV Lessee or any breach or default of any indenture, agreement or other instrument as a result of the issuance of the Additional Leasing Company Group IV Note or the execution, delivery or performance of the Additional Leasing Company Group IV Related Documents by the Additional Leasing Company or the Additional Leasing Company Group IV Lessee;

                  (xii) the offer and sale of the Additional Leasing Company Group IV Note is not required to be registered under the Securities Act; and

                  (xiii) such other matters as the Trustee may reasonably require.

                  (k) evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic, followed by prompt written confirmation) that ARG II has caused all filings (including filing of financing statements on form UCC-1) and recordings to be accomplished as may be reasonably required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Trustee in the Additional Leasing Company Group IV Note and the Additional Leasing Company Group IV Indenture, as supplemented by the Additional Leasing Company Group IV Supplement for the benefit of the Group IV Secured Parties; and

                  (l) such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

                  Upon satisfaction of such conditions, the Additional Leasing Company Group IV Note and the Additional Leasing Company Group IV Indenture, as supplemented by the Additional Leasing Company Group IV Supplement, shall be part of the Group IV Collateral.

                  Section 10.2 APPROVALS RELATING TO GROUP IV FINANCING LEASES. Notwithstanding the inclusion of references to Group IV Financing Leases, Group IV Initial Fleet, Group IV Fleet Purchase Transactions, and Group IV Eligible Receivables relating to Group IV Vehicles leased under Group IV Financing Leases, it is not intended that the Group IV Collateral will include any Group IV Financing Leases. In that regard, ARG II will not give any consent for any Leasing Company to enter into any Group IV Financing Leases without the consent of 100% of the Series 2002-2 Noteholders, with notice to each Rating Agency.

                                   ARTICLE XI

                         RIGHT TO WAIVE EMERGENCE EVENT

                  Notwithstanding any provision to the contrary in the Indenture or the Group IV Related Documents, upon the approval by the Debtors' creditors of a disclosure statement for a plan of reorganization (such an event, the "EMERGENCE EVENT", and such proposed plan, the "PROPOSED PLAN"), so long as no Amortization Event with respect to the Series 2002-2 Notes shall have occurred or be continuing, ARG II shall have the option to solicit consents from the holders of the Series 2002-2 Notes to have the Series 2002-2 Notes remain outstanding on and after the Effective Date. If ARG II elects not to solicit consents from the holders of the Series 2002-2 Notes to have the Series 2002-2 Notes remain outstanding on and after the Effective Date, then the entire outstanding principal amount of the Series 2002-2 Notes, together with all accrued and unpaid interest thereon, without any Prepayment Premium, will be due and payable in full on the Effective Date.

                  If ARG II elects to solicit consents from the holders of the Series 2002-2 Notes to have the Series 2002-2 Notes remain outstanding on and after the Effective Date, the Remarketing Agent and ARG II shall determine any amendments to the Group IV Related Documents (the "PROPOSED EMERGENCE AMENDMENTS"), including without limitation amendments to the enhancement levels, that are necessary in order to maintain the then current ratings of the Series 2002-2 Notes. After determining the Proposed Emergence Amendments, the Remarketing Agent or ARG II will provide the Trustee and the Rating Agencies with notice of such event, together with a copy of any such Proposed Emergence Amendments (such notice together with such Proposed Emergence Amendments, an "EMERGENCE REQUEST").

                  Following the Trustee's receipt of an Emergence Request, the Trustee will furnish a copy thereof to the Series 2002-2 Noteholders. Each such copy will be accompanied by a form of consent (an "EMERGENCE EVENT CONSENT") by which the Series 2002-2 Noteholders may, on or before the Emergence Consent Period Expiration Date, consent to the Proposed Emergence Amendments. If the Trustee does not receive the Series 2002-2 Requisite Emergence Event Consents after the Trustee notifies the Series 2002-2 Noteholders of an Emergence Request by the date specified in such Emergence Request (the date on which such period expires, the "EMERGENCE EVENT CONSENT PERIOD EXPIRATION DATE"), then the entire outstanding principal amount of the Series 2002-2 Notes, together with all accrued and unpaid interest thereon, without any Prepayment Premium, will be due and payable in full on the Effective Date.

                  If the Trustee receives the Series 2002-2 Requisite Emergence Event Consents on or before the Emergence Event Consent Period Expiration Date, ARG II shall determine, in consultation with the Remarketing Agent, whether to have the Series 2002-2 Notes remain outstanding on and after the Effective Date. If ARG II determines not to have the Series 2002-2 Notes remain outstanding on and after the Effective Date, then the entire outstanding principal amount of the Series 2002-2 Notes, together with all accrued and unpaid interest thereon, without any Prepayment Premium, will be due and payable in full on the Effective Date. If ARG II determines to have the Series 2002-2 Notes remain outstanding on and after the Effective Date, it shall be entitled to accept all or a portion of the Emergence Event Consents from each Class of Series 2002-2 Noteholders consenting to the Proposed Emergence Amendments, and the Proposed Emergence Amendments will be deemed approved and will become effective on the date on which the Proposed Plan becomes effective as a final plan of reorganization (the "Effective Date"). If ARG II determines to accept less than the total number of Emergence Event Consents received from any Class of Series 2002-2 Noteholders consenting to the Proposed Emergence Amendments, consenting Series 2002-2 Noteholders of each Class with respect to which ARG II is accepting less than such total number of Emergence Event Consents will receive payment of a portion of the outstanding principal amount of their Series 2002-2 Notes plus accrued and unpaid interest thereon, without any Prepayment Premium, on the Effective Date. Any such distributions of principal to Series 2002-2 Noteholders of any Class who have provided Emergence Event Consents consenting to the Proposed Emergence Amendments will be in an aggregate amount sufficient to reduce the Invested Amount of such Class to the level ARG II has determined to have outstanding after the Effective Date and such distributions shall ratably reduce the outstanding principal amount of Series 2002-2 Notes held by each consenting Series 2002-2 Noteholder of such Class. Any Series 2002-2 Noteholder from whom the Trustee has not received an Emergence Event Consent on or before the Emergence Event Consent Period Expiration Date will be deemed not to have consented to the Proposed Emergence Amendments. In such case, each Series 2002-2 Noteholder that does not consent or is deemed not to have consented to the Proposed Emergence Amendments will be paid the outstanding principal amount of such Series 2002-2 Noteholder's Series 2002-2 Note plus all accrued and unpaid interest thereon, without any Prepayment Premium, on the Effective Date.

                  IN WITNESS WHEREOF, ARG II and the Trustee have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                            ARG II FUNDING CORP. II


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            THE BANK OF NEW YORK,
                                            as Trustee


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT A-1
                                                     TO SERIES 2002-2 SUPPLEMENT



                     FORM OF RESTRICTED GLOBAL CLASS A NOTE

                                                                     EXHIBIT A-2
                                                     TO SERIES 2002-2 SUPPLEMENT


                     FORM OF TEMPORARY GLOBAL CLASS A NOTE

                                                                     EXHIBIT A-3
                                                     TO SERIES 2002-2 SUPPLEMENT


                      FORM OF PERMANENT GLOBAL CLASS A NOTE

                                                                     EXHIBIT B-1
                                                     TO SERIES 2002-2 SUPPLEMENT


                     FORM OF RESTRICTED GLOBAL CLASS B NOTE

                                                                     EXHIBIT B-2
                                                     TO SERIES 2002-2 SUPPLEMENT


                     FORM OF TEMPORARY GLOBAL CLASS B NOTE

                                                                     EXHIBIT B-3
                                                     TO SERIES 2002-2 SUPPLEMENT


                      FORM OF PERMANENT GLOBAL CLASS B NOTE

                                                                     EXHIBIT C-1
                                                     TO SERIES 2002-2 SUPPLEMENT

                     FORM OF RESTRICTED GLOBAL CLASS C NOTE

                                                                     EXHIBIT C-2
                                                     TO SERIES 2002-2 SUPPLEMENT


                      FORM OF TEMPORARY GLOBAL CLASS C NOTE

                                                                     EXHIBIT C-3
                                                     TO SERIES 2002-2 SUPPLEMENT


                      FORM OF PERMANENT GLOBAL CLASS C NOTE

                                                                     EXHIBIT D-1
                                                     TO SERIES 2002-2 SUPPLEMENT


                     FORM OF RESTRICTED GLOBAL CLASS D NOTE

                                                                     EXHIBIT D-2
                                                     TO SERIES 2002-2 SUPPLEMENT



                      FORM OF TEMPORARY GLOBAL CLASS D NOTE

                                                                     EXHIBIT D-3
                                                     TO SERIES 2002-2 SUPPLEMENT


                      FORM OF PERMANENT GLOBAL CLASS D NOTE

                                                                       EXHIBIT E
                                                     TO SERIES 2002-2 SUPPLEMENT



                        FORM OF SERIES 2002-2 DEMAND NOTE

                                                                     EXHIBIT F-1
                                                     TO SERIES 2002-2 SUPPLEMENT


                SERIES 2002-2 ELIGIBLE NON-PROGRAM MANUFACTURERS

                                        *

                                                                     EXHIBIT F-2
                                                     TO SERIES 2002-2 SUPPLEMENT


                  SERIES 2002-2 ELIGIBLE PROGRAM MANUFACTURERS

                                        *

                                                                       EXHIBIT G
                                                     TO SERIES 2002-2 SUPPLEMENT


               FORM OF IRREVOCABLE SERIES 2002-2 LETTER OF CREDIT
                                     No.[ ]

                                                     _______ __, 200_

The Bank of New York, as Trustee
[Address]

Attention:

Dear Sir or Madam:

                  The undersigned ("SERIES 2002-2 LETTER OF CREDIT PROVIDER") hereby establishes, at the request and for the account of ANC Rental Corporation, a Delaware corporation ("ANC"), and each of parties identified as a Lessee (collectively, the "LESSEES") in that certain Series 2002-2 Reimbursement Agreement, dated as of __________ __,200_ (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "SERIES 2002-2 REIMBURSEMENT AGREEMENT"), among the Lessees, ANC, ARG Funding Corp. II, a special purpose Delaware corporation ("ARG II"), and the financial institutions identified therein as the Series 2002-2 Letter of Credit Providers (collectively, the "SERIES 2002-2 LETTER OF CREDIT PROVIDERS"), in accordance with the terms of such Series 2002-2 Reimbursement Agreement (i) in your favor in respect of Lease Deficit Demands (as defined below), (ii) in your favor in respect of Unpaid Demand Note Demands (as defined below), (iii) in your favor in respect of Termination Demands (as defined below) and (iv) in your favor in respect of Termination Date Demands (as defined below), this Irrevocable Letter of Credit No. [ ], in an aggregate maximum amount of [ ] DOLLARS ($[ ]) (such amount, as the same may be reduced and reinstated from time to time as provided herein, being the "LETTER OF CREDIT AMOUNT"), effective immediately and expiring at 4:00 p.m. (New York time) at our [ ] office located at [ ] Attention: [ ], Telephone No.: [ ], Facsimile No.: [ ] (such office or any other office which may be designated by the Series 2002-2 Letter of Credit Provider by written notice delivered to you, being the "SERIES 2002-2 LETTER OF CREDIT PROVIDER'S OFFICE") on the date (the "EXPIRATION DATE") that is the earlier of (i) ___________ 200_ or such later date to which the term of this Series 2002-2 Letter of Credit is extended (or, if such date is not a Business Day, the immediately preceding Business Day) ("SCHEDULED EXPIRATION DATE") and (ii) the date on which we receive written notice from you that the Series 2002-2 Letter of Credit Termination Date shall have occurred. You are the trustee under that certain Base Indenture (the "ARG II BASE INDENTURE"), dated as May 6, 2002, between you and ARG II, and as the same may be amended, supplemented or otherwise modified from time to time, and are referred to herein (and in each Annex hereto) as the Trustee. "SERIES 2002-2 SUPPLEMENT" means the Series 2002-2 Supplement, dated as of [ ], 2002, between ARG II and you, to the ARG II Base

Indenture, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  The Series 2002-2 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by one or more of the Trustee's drafts, each drawn on the Series 2002-2 Letter of Credit Provider at the Series 2002-2 Letter of Credit Provider's Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee's written and completed certificate signed by the Trustee in substantially the form of ANNEX A Attached hereto (any such draft accompanied by such certificate being a "LEASE DEFICIT DEMAND"), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day, (2) in one or more drawings by Trustee's drafts, each drawn on the Series 2002-2 Letter of Credit Provider at the Series 2002-2 Letter of Credit Provider's Office, payable at sight on a Business Day, and accompanied by the Trustee's written and completed certificate signed by the Trustee, in substantially the form of ANNEX B attached hereto (such draft accompanied by such certificate being an "UNPAID DEMAND NOTE DEMAND" amount equal to the face amount of each such draft but not in the aggregate exceeding the Letter of Credit Amount as in effect on such Business Day, (3) in a single drawing by the Trustee's draft, drawn on the Series 2002-2 Letter of Credit Provider at the Series 2002-2 Letter of Credit Provider's Office, payable at sight on a Business Day, and accompanied by the Trustee's written and completed certificate signed by the Trustee, in substantially the form of ANNEX C attached hereto (such draft accompanied by such certificate being a "TERMINATION DEMAND"), an amount equal to the face amount of such draft but not exceeding the Letter of Credit Amount as in effect on such Business Day; provided that only one such Termination Demand may be made hereunder and (4) in a single drawing by the Trustee's draft, drawn on the Series 2002-2 Letter of Credit Provider at the Series 2002-2 Letter of Credit Provider's Office, payable at sight on a Business Day, and accompanied by the Trustee's written and completed certificate signed by the Trustee, in substantially the form of ANNEX D attached hereto (such draft accompanied by such certificate being a "TERMINATION DATE DEMAND"), an amount equal to the face amount of such draft but not exceeding the Letter of Credit Amount as in effect on such Business Day; provided that only one such Termination Date Demand may be made hereunder. Any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand may be delivered by facsimile transmission to the Series 2002-2 Letter of Credit Provider's Office as herein provided. "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York or Chicago, Illinois. Upon the Series 2002-2 Letter of Credit Provider's honoring any Lease Deficit Demand or Unpaid Demand Note Demand presented hereunder in full, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Lease Deficit Demand or Unpaid Demand Note Demand. In addition to the foregoing reduction, upon the Series 2002-2 Letter of Credit Provider's honoring any Termination Demand or Termination Date Demand presented to it hereunder in full, this Letter of Credit Amount shall automatically be reduced to zero and this Series 2002-2 Letter of Credit shall be terminated.

                  The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Series 2002-2 Letter of Credit Provider is reimbursed by any of the Lessees or by ANC, individually or on behalf of any of the Lessees, for any amount drawn hereunder as a Lease Deficit Demand or Unpaid Demand Note Demand and (ii) the Series 2002-2 Letter of Credit Provider receives written notice from ANC in substantially the form of ANNEX E hereto that the Letter of Credit Amount should be reinstated in the amount set forth therein and that no Event of Bankruptcy (as defined in ANNEX E attached hereto) with respect to ANC or any of the Lessees has occurred and is continuing.

                  Each Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand and Termination Date Demand shall be dated the date of its presentation, and shall be presented to the Series 2002-2 Letter of Credit Provider at the Series 2002-2 Letter of Credit Providers Office. If the Series 2002-2 Letter of Credit Provider receives any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand at such office on or prior to the termination hereof, all in conformity with the terms and conditions of this Series 2002-2 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day, the Series 2002-2 Letter of Credit Provider will make such funds available by 4:00 p.m. (New York City time) on the same day in accordance with your payment instructions. If the Series 2002-2 Letter of Credit Provider receives any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand at such office on or prior to the termination hereof, all in conformity with the terms and conditions of this Letter of Credit, after 12:00 noon (New York City time) on a Business Day, the Series 2002-2 Letter of Credit Provider will make the funds available by 4:00 p.m. (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2002-2 Letter of Credit Provider, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

                  Upon the earliest of (i) the date on which the Series 2002-2 Letter of Credit Provider honors a Termination Demand or a Termination Date Demand presented hereunder, (ii) the date on which the Series 2002-2 Letter of Credit Provider receives written notice from you that an alternate letter of credit has been substituted for this Series 2002-2 Letter of Credit and such alternate letter of credit has been received by you, (iii) the date on which the Series 2002-2 Letter of Credit Provider receives written notice from you substantially in the form attached hereto as ANNEX F, and (iv) the Expiration Date, this Series 2002-2 Letter of Credit shall automatically terminate and you shall surrender this Series 2002-2 Letter of Credit to the undersigned Series 2002-2 Letter of Credit Provider on such day.

                  For purposes of the certificates to be delivered by you in the form attached hereto as ANNEXES A, B and D: "PRO RATA SHARE" means, respect to any Series 2002-2 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) such Series 2002-2 Letter of Credit Provider's Letter of Credit Amount as of such date by (B) an amount equal to the aggregate amount of the Letter of Credit Amounts of all the Series 2002-2 Letter of Credit Providers under their respective Series 2002-2 Letters of Credit as of such date; PROVIDED, that only for purposes of calculating the Pro Rata Share with respect to any Series 2002-2 Letter of Credit Provider as of any date, if such Series 2002-2 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand (as defined in the related Series 2002-2 Letter of Credit) made prior to such date, such Series 2002-2 Letter of Credit Provider's Letter of Credit Amount, as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand, as the case may be, and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2002-2 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by any of the Lessees or ANC, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand).

                  This Letter of Credit is transferable in its entirety to any transferee(s) who you certify to the Series 2002-2 Letter of Credit Provider has succeeded you, as Trustee, and may be successively transferred. Transfer of this 2002-2 Letter of Credit to such transferee shall be effected by the presentation to the Series 2002-2 Letter of Credit Provider of this Series 2002-2 Letter of Credit accompanied by a certificate in substantially the form of ANNEX G attached hereto. Upon such presentation the Series 2002-2 Letter of-Credit Provider shall forthwith transfer this 2002-2 Letter of Credit to the transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions therein substantially consistent with this Series 2002-2 Letter of Credit.

                  This Series 2002-2 Letter of Credit sets forth in full the undertaking of the Series 2002-2 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts. In furtherance of the foregoing, with regard to any conflict between the terms hereof and those contained in the Series 2002-2 Reimbursement Agreement, the terms hereof shall govern.

                  THIS SERIES 2002-2 LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS"), EXCEPT THAT NOTWITHSTANDING ANY PROVISIONS OF
ARTICLE 17 OF THE UNIFORM CUSTOMS WHICH CONTAINS PROVISIONS TO THE CONTRARY, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS (AS DESCRIBED IN ARTICLE 17), WE AGREE TO EFFECT PAYMENT UNDER THIS LETTER OF CREDIT, IF A DRAWING WHICH CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT IS MADE WITHIN FIVE BUSINESS DAYS AFTER THE RESUMPTION OF BUSINESS, AND, AS TO MATTERS NOT COVERED BY THE UNIFORM CUSTOMS, SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK. Communications with respect to this Series 2002-2 Letter of Credit shall be in writing and shall be addressed to the Series 2002-2 Letter of Credit Provider at the Series 2002-2 Letter of Credit Provider's Office, specifically referring to the number of this Series 2002-2 Letter of Credit.


                                       Very truly yours,

                                       [Series 2002-2 Letter of Credit Provider]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     ANNEX A

                       CERTIFICATE OF LEASE DEFICIT DEMAND


[Series 2002-2 Letter of Credit Provider]
[Address]


Attention:  [              ]

                  Certificate of Lease Deficit Demand under the Irrevocable Letter of Credit No. [ ] (the "SERIES 2002-2 LETTER OF CREDIT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of _______ __, 200_, issued by _______________, as the Series 2002-2 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "TRUSTEE"), under that certain Base Indenture, dated as May 6, 2002, between the Trustee and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and the Trustee (the "ARG II INDENTURE").

                  The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2002-2 Letter of Credit Provider as follows:

                  1. [              ] is the Trustee under the ARG II Indenture.

                  2. The Trustee is making a drawing under the Series 2002-2 Letter of Credit as required by SECTION 3.3(e)(f) of the Series 2002-2 Supplement in an amount equal to $________ (the "LEASE DEFICIT DISBURSEMENT"), which amount is equal to the lesser of (i) the product of the Series 2002-2 Letter of Credit Provider's Pro Rata Share as of the date hereof and the Series 2002-2 Lease Payment Deficit and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

                  3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2002-2 Letters of Credit in an amount equal to the related other Series 2002-2 Letter of Credit Providers" Pro Rata Share of the Series 2002-2 Lease Payment Deficit.

                  4. $_______ of the Series 2002-2 Lease Payment Deficit is attributable to ______'s failure to pay amounts due under its Lease.

                  5. You are requested to deliver an amount equal to the Lease Deficit Disbursement pursuant to the following instructions:

                  [insert payment instructions for wire to the
                            Trustee and payment date]

                  6. The Trustee acknowledges that, pursuant to the terms of the Series 2002-2 Letter of Credit, upon the Series 2002-2 Letter of Credit Provider's honoring in full the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of_________________, ____.


                                                  [                           ],
                                                            as Trustee


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                     ANNEX B

                    CERTIFICATE OF UNPAID DEMAND NOTE DEMAND


[Series 2002-2 Letter of Credit Provider]
[Address]


Attention:  [              ]

                  Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [ ] (the "SERIES 2002-2 LETTER OF CREDIT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the
Series 2002-2 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "TRUSTEE"), under that certain Base Indenture, dated as May 6, 2002, between the Trustee and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and the Trustee (the "ARG II INDENTURE").

                  The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2002-2 Letter of Credit Provider as follows:

                  1. [              ] is the Trustee under the ARG II Indenture.

                  2. The Trustee is making a drawing under the Series 2002-2 Letter of Credit as required by SECTION 3.5[(B)][(C)] of the Series 2002-2 Supplement in an amount equal to $_________ (the "UNPAID DEMAND NOTE DISBURSEMENT"), which amount is equal to the lesser of (i) the product of the Series 2002-2 Letter of Credit Provider's Pro Rata Share as of the date hereof and the Series 2002-2 Unpaid Demand Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

                  3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2002-2 Letters of Credit in an amount equal to the related other Series 2002-2 Letter of Credit Providers' Pro Rata Share of the Series 2002-2 Unpaid Demand Amount.

                  4. You are requested to deliver an amount equal to the Unpaid Demand Note Disbursement pursuant to the following instructions:

                  [Insert payment instructions for wire to the
                            Trustee and payment date]

                  5. The Trustee acknowledges that, pursuant to the terms of the Series 2002-2 Letter of Credit, upon the Series 2002-2 Letter of Credit

Provider's honoring in full the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ___________________, ________.


                                                  [                           ],
                                                           as Trustee


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                     ANNEX C

                        CERTIFICATE OF TERMINATION DEMAND


[Series 2002-2 Letter of Credit Provider]
[Address]


Attention:  [              ]

                  Certificate of Termination Demand under the Irrevocable Letter of Credit No. [ ] (the "SERIES 2002-2 LETTER OF CREDIT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2002-2
Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "TRUSTEE"), under that certain Base Indenture, dated as May 6, 2002, between the Trustee and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and the Trustee (the "ARG II INDENTURE").

                  The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2002-2 Letter of Credit Provider as follows:

                  1. [              ] is the Trustee under the ARG II Indenture.

                  2. The Trustee is making a drawing under the Series 2002-2 Letter of Credit as required by SECTION 3.8[(B)] [(C)] of the Series 2002-2 Supplement in an amount equal to $___________ (the "TERMINATION DISBURSEMENT"), which amount is equal to the lesser of (i) the excess, if any, of the Series 2002-2 Required Enhancement Amount over the Series 2002-2 Enhancement Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

                  3. You are requested to deliver an amount equal to the Termination Disbursement pursuant to the following instructions:

                  [Insert payment instructions for wire to the
                            Trustee and payment date]

                  4. The Trustee acknowledges that, pursuant to the terms of the Series 2002-2 Letter of Credit, upon the Series 2002-2 Letter of Credit Provider's honoring in full the draft accompanying this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2002-2 Letter of Credit shall terminate and be immediately returned to the Series 2002-2 Letter of Credit Provider.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ________________, ___.


                                                  [                           ],
                                                           as Trustee


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                     ANNEX D

                     CERTIFICATE OF TERMINATION DATE DEMAND


[Series 2002-2 Letter of Credit Provider]
[Address]


Attention:  [              ]

                  Certificate of Termination Date Demand under the Irrevocable Letter of Credit No. [ ] (the "SERIES 2002-2 LETTER OF CREDIT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the
Series 2002-2 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "TRUSTEE"), under that certain Base Indenture, dated as May 6, 2002, between the Trustee and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and the Trustee (the "ARG II INDENTURE").

                  The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2002-2 Letter of Credit Provider as follows:

                  1. [              ] is the Trustee under the ARG II Indenture.

                  2. The Trustee is making a drawing under the Series 2002-2 Letter of Credit as required by SECTION 3.8(D) of the Series 2002-2 Supplement in an amount equal to $_________ (the "TERMINATION DATE DISBURSEMENT"), which amount is equal to the lesser of (i) the product of the Series 2002-2 Letter of Credit Provider's Pro Rata Share as of the date hereof and the Series 2002-2 Demand Note Payment Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

                  3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2002-2 Letters of Credit in an amount equal to the related other Series 2002-2 Letter of Credit Providers' Pro Rata Share of the Series 2002-2 Demand Note Payment Amount.

                  4. You are requested to deliver an amount equal to the Termination Date Disbursement pursuant to the following instructions:

                  [insert payment instructions for wire to the
                            Trustee and payment date]

                  5. The Trustee acknowledges that, pursuant to the terms of the Series 2002-2 Letter of Credit, upon the Series 2002-2 Letter of Credit Provider's honoring in full the draft accompanying this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2002-2 Letter of Credit shall terminate and be immediately returned to the Series 2002-2 Letter of Credit Provider.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ________________, ___.


                                                  [                           ],
                                                           as Trustee


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                     ANNEX E

             CERTIFICATE OF REINSTATEMENT OF LETTER OF CREDIT AMOUNT


[Series 2002-2 Letter of Credit Provider]
[Address]

Attention:  [              ]

                  Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the "SERIES 2002-2 LETTER OF CREDIT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2002-2 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "TRUSTEE")" under that certain Base Indenture, dated as May 6, 2002, dated as of June 30, 2000), between the Trustee and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and the Trustee (the "ARG II INDENTURE").

                  The undersigned, a duly authorized officer of ANC Rental Corporation ("ANC"), hereby certifies to the Series 2002-2 Letter of Credit Provider as follows:

                  1. As of the date of this certificate, the Series 2002-2
Letter of Credit Provider has been reimbursed by [        ] in the amount of
$[          ] (the "REIMBURSEMENT AMOUNT") in respect of the [Lease Deficit
Demand] [Unpaid Demand Note Demand] made on ____________, ____.

                  2. ANC hereby notifies you that, pursuant to the terms and conditions of the Series 2002-2 Letter of Credit, the Letter of Credit Amount of the Series 2002-2 Letter of Credit Provider is hereby reinstated in the amount of $[ ] so that the Letter of Credit Amount of the Series 2002-2 Letter of Credit Provider after taking into account such reinstatement is in amount equal to $[ ].

                  3. As of the date of this Certificate, no Event of Bankruptcy with respect to ANC or any of the Lessees has occurred and is continuing. "EVENT OF BANKRUPTCY", with respect to any of the Lessees or ANC, means (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

                  IN WITNESS WHEREOF, ANC Rental Corporation has executed and delivered this certificate on this ___ day of _____________, ___.



                                             ANC RENTAL CORPORATION



                                             By:
                                                --------------------------------
                                                Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees for the benefit of ANC, the Lessees and the Trustee that the undersigned's Letter of Credit Amount is in an amount equal to $__________ as of the date hereof after taking into account the reinstatement of the undersigned's Letter of Credit Amount by an amount equal to the Reimbursement Amount.


[Series 2002-2 Letter of Credit Provider]


By:
   --------------------------------------
     Title:

                                     ANNEX F

                           CERTIFICATE OF TERMINATION


[Series 2002-2 Letter of Credit Provider]
[Address]

Attention:  [              ]

                  Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the "SERIES 2002-2 LETTER OF CREDIT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2002-2 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "TRUSTEE")" under that certain Base Indenture, dated as May 6, 2002, between the Trustee and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and the Trustee (the "ARG II INDENTURE").

                  The undersigned, duly authorized officers of the Trustee, hereby certify to the Series 2002-2 Letter of Credit Provider as follows:

                  4. [              ] is the Trustee under the ARG II Indenture.

                  5. As of the date of this certificate, the Series 2002-2 Letter of Credit Termination Date has occurred under the Series 2002-2 Supplement.

                  6. The Trustee hereby notifies the Series 2002-2 Letter of Credit Provider that as a result of the occurrence of the Series 2002-2 Letter of Credit Termination Date, the undersigned is returning the Series 2002-2 Letter of Credit Provider's Series 2002-2 Letter of Credit to the Series 2002-2 Letter of Credit Provider.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of_________________.


                                                  [                           ]
                                                          ,as the Trustee


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                     ANNEX G

                             INSTRUCTION TO TRANSFER



                                                     -------------- --, ----


[Series 2002-2 Letter of Credit Provider]
[Address]

Attention:  [              ]

                  Re:      IRREVOCABLE LETTER OF CREDIT NO. [          ]


Ladies and Gentlemen:

                  For value received, the undersigned beneficiary hereby irrevocably transfers to:

                        --------------------------------
                              (Name of Transferee]



                        --------------------------------
                                    [Address]

all rights of the undersigned beneficiary to draw under the above-captioned Series 2002-2 Letter of Credit (the "SERIES 2002-2 LETTER OF CREDIT") issued by the Series 2002-2 Letter of Credit Provider named therein in favor of the undersigned. The transferee has succeeded the undersigned as Trustee under that certain Base Indenture, dated as May 6, 2002, between The Bank of New York and ARG Funding Corp. II ("ARG II"), as supplemented by that certain Series 2002-2 Supplement thereto (the "SERIES 2002-2 SUPPLEMENT"), dated as of [ ], 2002, between ARG II and The Bank of New York.

                  By this transfer, all rights of the undersigned beneficiary in the Series 2002-2 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; PROVIDED, HOWEVER, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 2002-2 Letter of Credit pertaining to transfers.

                  The Series 2002-2 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 2002-2 Letter of Credit Provider transfer the Series 2002-2 Letter of Credit to our transferee or that, if so requested by the transferee, the Series 2002-2 Letter of Credit Provider issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Series 2002-2 Letter of Credit.


                                                  [                           ]
                                                          ,as the Trustee


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                       EXHIBIT K
                                                     TO SERIES 2002-2 SUPPLEMENT

                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT

         ---------------------------------------------------------------

                             ARG II FUNDING CORP. II

                   SERIES 2002-2 RENTAL CAR ASSET BACKED NOTES

         ---------------------------------------------------------------


                  The undersigned, Authorized Officers of ANC Rental Corporation, ("ANC"), pursuant to each of (i) the Master Motor Vehicle Lease and Servicing Agreement, dated as of [ ], 2002 (such agreement, including the Annexes thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "NFLP LEASE") between National Car Rental Financing Limited Partnership, as Lessor, National Car Rental System, Inc., as Lessee, and ANC, as Guarantor and Servicer, (ii) the Master Motor Vehicle Lease and Servicing Agreement, dated as of [ ], 2002 (such agreement, including the Annexes thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "ALAMO LEASE") between Alamo Financing L.P., as Lessor, Alamo Rent-A-Car, LLC, as Lessee, and ANC, as Guarantor and Servicer, (iii) the Master Motor Vehicle Lease and Servicing Agreement, dated as of [ ], 2002 (such agreement, including the Annexes thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "CARTEMPS LEASE") between CarTemps Financing L.P., as Lessor, Spirit Rent-A-Car, Inc. d/b/a Alamo, as Lessee, and ANC, as Guarantor and Servicer and (iv) the Base Indenture, dated as of May 6, 2002, between ARG Funding Corp. II ("ARG II") and The Bank of New York, as trustee (the "TRUSTEE"), as supplemented by the Series 2002-2 Series Supplement thereto, dated as of [ ], 2002 (as such supplement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "SERIES 2002-2 SUPPLEMENT") (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "ARG II INDENTURE"), do hereby certify to the best of their knowledge after reasonable investigation that:

                  1. Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the ARG II Indenture. This statement is delivered pursuant to SECTION 24.6(VI) of each of the Leases and
SECTION 8.2(A) of the Series 2002-2 Supplement.

                  2. ANC is the Servicer under each of the Leases.

                  3. The undersigned are Authorized Officers of ANC.

                  4. The date of this statement is a Determination Date under the Base Indenture. The first Distribution Date after the date of this statement is the "Applicable Distribution Date".

                  5. The attached SCHEDULE I (including ANNEX AN Attached thereto) forms and constitutes an integral part of this statement.

                  6. No event which constitutes a Lease Event of Default or Potential Lease Event of Default under any of the Leases has occurred or is continuing as of the date hereof except as follows: [set forth in detail the (i) nature of each such Lease Event of Default or Potential Lease Event of Default,
(ii) action taken by the applicable Lessee(s) or the Guarantor, if any, to remedy each such Lease Event of Default or Potential Lease Event of Default and
(iii) current status of each such Lease Event of Default or Potential Lease Event of Default]. [If applicable, insert "None".]

                  7. [No Leasing Company Amortization Event or Potential Leasing Company Amortization Event has occurred during the Group IV Related Month] [A Leasing Company Amortization Event or Potential Leasing Company Amortization Event did occur on _____________]. [If applicable, set forth in detail the (i) nature of such Leasing Company Amortization Event or Potential Leasing Company Amortization Event, (ii) action, if any, taken by the applicable Leasing Company or any Affiliate thereof to remedy such Leasing Company Amortization Event or Potential Leasing Company Amortization Event, and (iii) current status of such Leasing Company Amortization Event or Potential Leasing Company Amortization Event.]

                  8. [No Amortization Event or Potential Amortization Event has occurred with respect to the Series 2002-2 Notes during the Group IV Related Month] [An Amortization Event or Potential Amortization Event with respect to the Series 2002-2 Notes did occur on ____________]. [If applicable, set forth in detail the (i) nature of such Amortization Event or Potential Amortization Event, (ii) action, if any, taken by ARG II or any Affiliate thereof to remedy such Amortization Event or Potential Amortization Event, and (iii) current status of such Amortization Event or Potential Amortization Event.]

                  IN WITNESS WHEREOF, the undersigned have executed and delivered this certificate this ___ day of _____________, ___.


                  ------------------------------
                  Name:
                  Title:


                  ------------------------------
                  Name:
                  Title:

                                                                       EXHIBIT H
                                                     TO SERIES 2002-2 SUPPLEMENT


                    FORM OF SERIES 2002-2 INTEREST RATE CAP

                                                                       EXHIBIT I
                                                     TO SERIES 2002-2 SUPPLEMENT


                      FORM OF LEASE PAYMENT DEFICIT NOTICE

                                                                       EXHIBIT J
                                                     TO SERIES 2002-2 SUPPLEMENT

                                 FORM OF CONSENT

                                                                       EXHIBIT K
                                                     TO SERIES 2002-2 SUPPLEMENT


                     FORM OF MONTHLY NOTEHOLDERS' STATEMENTS

                                                                       EXHIBIT L
                                                     TO SERIES 2002-2 SUPPLEMENT

                             FORM OF DEFAULT NOTICE


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                                                     )
In re:                                               )  Chapter 11
                                                     )
ANC RENTAL CORPORATION, ET AL.,                      )  Case No. 01-11200 (MFW)
                                                     )
                                                     )  (Jointly Administered)
                  Debtors.                           )
                                                     )  HEARING DATE: TBD

             DEFAULT NOTICE UNDER ORDER PURSUANT TO SECTIONS 105 AND
        363(B)(1) AUTHORIZING DEBTORS TO (A) ENTER INTO NEW MASTER LEASE
           AGREEMENTS AND RELATED OPERATING LEASES, (B) GUARANTEE THE
              OBLIGATIONS OF EACH LESSEE UNDER THE NEW MASTER LEASE
              AGREEMENTS, (C) PAY CERTAIN FEES ASSOCIATED WITH THE
               TRANSACTION AND (D) ENTER INTO OTHER AGREEMENTS AND
                DOCUMENTS NECESSARY TO CONSUMMATE THE TRANSACTION

                  (a) In accordance with that certain Order Pursuant to Sections 105 and 363(b)(1) Authorizing Debtors to (A) Enter into New Master Lease Agreements and Related Operating Leases, (B) Guarantee the Obligations of each Lessee under the New Master Lease Agreements, (C) Pay Certain Fees Associated with the Transaction and (D) Enter into Other Agreements and Documents Necessary to Consummate the Transaction, dated April 4, 2002 (the "Order"), [INSERT NAME OF RELEVANT MOVING PARTY] (the "Enforcement Party") hereby provides notice of the occurrence of a default under section [INSERT SECTION NUMBER] of [INSERT NAME AND DATE OF RELEVANT DOCUMENT] arising from [INSERT DESCRIPTION OF DEFAULT] (the "Transaction Default").

                  (b) The Transaction Default constitutes a Default under and as defined in the Order. This notice is intended to constitute a Default Notice under and as defined in the Order. This Default Notice shall also be deemed to constitute a motion for authorization to enforce or exercise any rights and remedies with respect to any vehicles serving as collateral with respect to the New Securities Transactions.

                  (c) Pursuant to the Order, the undersigned hereby requests an emergency hearing to be held on [INSERT DATE SEVEN DAYS AFTER FILING AND SERVICE OF THIS DEFAULT NOTICE] for the purpose of determining whether or not a Default as defined in the Order has occurred.

                  (d) In accordance with the Order, the undersigned has provided a copy of this Default Notice, by fax transmitted today to the following persons:

                  The Debtors' counsel:



                  [Insert relevant information]

                  The Office of the United States Trustee:



                  Counsel for Congress Financial Corporation:



                  Counsel for Lehman Brothers, Inc.:



                  Counsel for Liberty Mutual Insurance Company

                  Counsel for Official Committee of Unsecured Creditors



                  Counsel to MBIA Insurance Corporation



                  Counsel to Ambac Assurance Corporation



                  Counsel to Deutsche Bank



and by hand or by overnight delivery to all other parties who have filed a notice of appearance in these chapter 11 cases as set forth on the annexed service list.

Dated: [INSERT CITY AND STATE OF EXECUTION]
            [INSERT DATE]

                                               [INSERT NAME, ADDRESS, TELEPHONE
                                                NUMBER AND FAX NUMBER OF
                                                ENFORCEMENT PARTY]



                                               By:
                                                  ------------------------------
                                                  Title:


                                       3